UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-05002

Deutsche Variable Series II
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2014

Annual Report

Deutsche Variable Series II

(formerly DWS Variable Series II)

Deutsche Alternative Asset Allocation VIP

(formerly DWS Alternative Asset Allocation VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
7 Statement of Assets and Liabilities
8 Statement of Operations
8 Statement of Changes in Net Assets
10 Financial Highlights
11 Notes to Financial Statements
15 Report of Independent Registered Public Accounting Firm
16 Information About Your Fund's Expenses
17 Tax Information
17 Proxy Voting
18 Advisory Agreement Board Considerations and Fee Evaluation
21 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, floating rate loan risk, volatility in commodity prices, infrastructure and high-yield debt securities, market direction risk (market advances when short, market declines when long), short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.87% and 2.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment in Deutsche Alternative Asset Allocation VIP from 2/2/09 to 12/31/14

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 24 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the MSCI World Index (70%)) and bonds (the Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,350	$11,462	$12,521	$15,815
	Average annual total return	3.50%	4.65%	4.60%	8.05%
MSCI World Index	Growth of $10,000	$10,494	$15,397	$16,255	$23,158
	Average annual total return	4.94%	15.47%	10.20%	15.25%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,597	$10,820	$12,431	$13,286
	Average annual total return	5.97%	2.66%	4.45%	4.92%
Blended Index	Growth of $10,000	$10,531	$13,905	$15,200	$19,977
	Average annual total return	5.31%	11.62%	8.73%	12.41%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class A shares on February 2, 2009. The performance shown for each index is for the time period of January 31, 2009 through December 31, 2014, which is based on the performance period of the life of the Fund.

Comparative Results
Deutsche Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$10,324	$11,375	$12,359	$14,338
	Average annual total return	3.24%	4.39%	4.33%	6.62%
MSCI World Index	Growth of $10,000	$10,494	$15,397	$16,255	$19,778
	Average annual total return	4.94%	15.47%	10.20%	12.99%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,597	$10,820	$12,431	$12,997
	Average annual total return	5.97%	2.66%	4.45%	4.81%
Blended Index	Growth of $10,000	$10,531	$13,905	$15,200	$17,710
	Average annual total return	5.31%	11.62%	8.73%	10.78%

The growth of $10,000 is cumulative.

** The Fund commenced offering Class B shares on May 18, 2009. The performance shown for each index is for the time period of May 31, 2009 through December 31, 2014, which is based on the performance period of the life of Class B.

Management Summary December 31, 2014 (Unaudited)

The Fund returned 3.50% (Class A shares, unadjusted for contract charges) during 2014, while its blended benchmark returned 5.31%.1 We positioned the portfolio for an environment of improving economic growth and gradually rising interest rates during the year ended December 31, 2014. We achieved this in two ways: by tilting the Fund’s exposure toward assets that are influenced by stock market performance and by seeking to minimize its interest rate sensitivity. In addition, we positioned the portfolio to attempt to mitigate the possible effects of rising inflation.

This approach was generally helpful to performance during the first half of the year, cyclical bent served as a counterpoint to the adverse effect of having lower rate sensitivity at a time of favorable performance for the bond market. During the second half, however, concerns about growth pressured the performance of economically sensitive assets. In addition, signs of falling inflation around the globe weighed on the performance of asset classes — including commodities and inflation-protected securities — that tend to perform best when inflation is rising.

For the full year, the largest contributor to the Fund’s results was its allocation to Deutsche Global Infrastructure Fund. Many infrastructure stocks — and the asset class -— outperformed the broader global equity markets during the past year. We reduced this allocation during the fourth quarter, and we redeployed the proceeds into cash. The Fund’s real estate allocation was another positive contributor to performance, as the improving global property markets and investors’ continued demand for higher-yielding securities fueled strength in real estate investment trusts. The Fund also benefited from its allocation to the SPDR Barclays Convertible Securities ETF, which delivered a solid gain at a time of rising stock prices and falling bond yields.2 The Fund’s fixed-income allocation finished the year with a modest gain, with its allocation to Deutsche Global Inflation Fund counterbalanced by the weaker showing of Deutsche Enhanced Emerging Markets Fixed Income Fund and Deutsche Floating Rate Fund.

The largest detractor from performance was our allocation to Deutsche Enhanced Commodity Strategy Fund. While the fund performed well relative to its benchmark, it nonetheless closed the year with a loss due to the substantial second-half weakness in oil and other commodities. We reduced this position during the fourth quarter in order to manage risk. Our position in Deutsche Diversified Market Neutral Fund, while providing a measure of stability to the portfolio during the volatile second half, also finished with a negative return.

Diversification neither assures a profit nor guarantees against loss.

Pankaj Bhatnagar, PhD

Darwei Kung

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%) and bonds (the Barclays U.S. Aggregate Bond Index (30%). These results are summed to produce the aggregate benchmark. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 An ETF is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

Portfolio Summary (Unaudited)
Asset Allocation* (As a % of Investment Portfolio excluding Cash Equivalents)	12/31/14	12/31/13

Commodity	10%	13%
Deutsche Enhanced Commodity Strategy Fund	10%	13%
Real Return	35%	25%
Deutsche Global Infrastructure Fund	19%	16%
Deutsche Global Inflation Fund	7%	6%
Deutsche Real Estate Securities Fund	5%	—
Deutsche Global Real Estate Securities Fund	3%	3%
Deutsche Real Estate Securities Income Fund	1%	—
Hedge Strategy	11%	16%
Deutsche Diversified Market Neutral Fund	10%	16%
Deutsche Strategic Equity Long/Short Fund	1%	—
Currency	15%	13%
Deutsche Enhanced Emerging Markets Fixed Income Fund	15%	11%
PowerShares DB U.S. Dollar Index Bullish ETF	—	2%
Opportunistic	29%	33%
Deutsche Floating Rate Fund	13%	16%
SPDR Barclays Convertible Securities ETF	13%	13%
SPDR Barclays Short Term High Yield Bond Fund ETF	3%	4%
	100%	100%

* Investment strategies will fall into the following categories: Commodities, Real-Return, Hedge Strategy, Currency and Opportunistic. Commodities investments seek to provide exposure to hard assets. Real-Return investments seek to provide a measure of inflation protection. Hedge Strategy investments seek to generate returns independent of the broader markets. Currency investments seek to offer exposure to foreign investments, many of which are not denominated in U.S. dollars. Opportunistic investments seek to offer exposure to categories generally not included in investors' allocations.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
	Shares	Value ($)

Mutual Funds 81.3%
Deutsche Diversified Market Neutral Fund "Institutional"* (a)	1,373,826	11,773,693
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	819,530	11,309,510
Deutsche Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	1,657,610	16,310,878
Deutsche Floating Rate Fund "Institutional" (a)	1,595,390	14,486,144
Deutsche Global Inflation Fund "Institutional" (a)	799,778	7,965,785
Deutsche Global Infrastructure Fund "Institutional" (a)	1,383,375	20,612,292
Deutsche Global Real Estate Securities Fund "Institutional" (a)	376,405	3,383,883
Deutsche Real Estate Securities Fund "Institutional" (a)	206,375	4,870,451
Deutsche Real Estate Securities Income Fund "Institutional" (a)	44,979	465,079
Deutsche Strategic Equity Long/Short Fund "Institutional" (a)	87,233	836,561
Total Mutual Funds (Cost $91,303,033)		92,014,276
	Shares	Value ($)

Exchange-Traded Funds 15.2%
SPDR Barclays Convertible Securities	294,890	13,827,392
SPDR Barclays Short Term High Yield Bond Fund	115,467	3,338,151
Total Exchange-Traded Funds (Cost $16,534,836)		17,165,543

Cash Equivalents 2.9%
Central Cash Management Fund, 0.06% (a) (b) (Cost $3,316,670)	3,316,670	3,316,670

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $111,154,539)†	99.4	112,496,489
Other Assets and Liabilities, Net	0.6	721,377
Net Assets	100.0	113,217,866

† The cost for federal income tax purposes was $112,922,408. At December 31, 2014, net unrealized depreciation for all securities based on tax cost was $425,919. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,936,651 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,362,570.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$92,014,276	$—	$—	$92,014,276
Exchange-Traded Funds	17,165,543	—	—	17,165,543
Short-Term Investment	3,316,670	—	—	3,316,670
Total	$112,496,489	$—	$—	$112,496,489

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $94,619,703)	$95,330,946
Investments in non-affiliated Underlying Funds, at value (cost $16,534,836)	17,165,543
Total investments in securities, at value (cost $111,154,539)	112,496,489
Cash	5,304
Receivable for Fund shares sold	129,092
Dividends receivable	719,335
Other assets	2,435
Total assets	113,352,655
Liabilities
Payable for investments purchased	5,304
Payable for Fund shares redeemed	19,014
Accrued Trustees' fees	1,505
Other accrued expenses and payables	108,966
Total liabilities	134,789
Net assets, at value	$113,217,866
Net Assets Consist of
Undistributed net investment income	3,120,563
Net unrealized appreciation (depreciation) on investments	1,341,950
Accumulated net realized gain (loss)	(1,581,347)
Paid-in capital	110,336,700
Net assets, at value	$113,217,866
Class A Net Asset Value, offering and redemption price per share ($19,668,824 ÷ 1,416,911 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.88
Class B Net Asset Value, offering and redemption price per share ($93,549,042 ÷ 6,744,084 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.87

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Income distributions from affiliated Underlying Funds	$2,284,895
Dividends	685,990
Total income	2,970,885
Expenses: Management fee	363,296
Administration fee	106,055
Services to shareholders	2,697
Record keeping fees (Class B)	41,198
Distribution service fee (Class B)	221,478
Custodian fee	9,276
Professional fees	65,082
Reports to shareholders	42,014
Trustees' fees and expenses	6,414
Other	2,514
Total expenses before expense reductions	860,024
Expense reductions	(299,170)
Total expenses after expense reductions	560,854
Net investment income (loss)	2,410,031
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(1,232,736)
Sale of non-affiliated Underlying Funds	(13,216)
Capital gain distributions from affiliated Underlying Funds	1,231,594
Capital gain distributions from non-affiliated Underlying Funds	381,368
367,010
Change in net unrealized appreciation (depreciation) on investments	335,372
Net gain (loss)	702,382
Net increase (decrease) in net assets resulting from operations	$3,112,413

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$2,410,031	$1,387,313
Net realized gain (loss)	367,010	993,026
Change in net unrealized appreciation (depreciation)	335,372	(1,638,087)
Net increase (decrease) in net assets resulting from operations	3,112,413	742,252
Distributions to shareholders from: Net investment income: Class A	(310,914)	(218,625)
Class B	(1,375,733)	(1,281,892)
Net realized gains: Class A	(99,727)	—
Class B	(510,421)	—
Total distributions	(2,296,795)	(1,500,517)
Fund share transactions: Class A Proceeds from shares sold	5,912,399	6,694,957
Reinvestment of distributions	410,641	218,625
Payments for shares redeemed	(1,499,503)	(2,104,739)
Net increase (decrease) in net assets from Class A share transactions	4,823,537	4,808,843
Class B Proceeds from shares sold	15,772,435	31,914,829
Reinvestment of distributions	1,886,154	1,281,892
Payments for shares redeemed	(8,841,659)	(10,503,907)
Net increase (decrease) in net assets from Class B share transactions	8,816,930	22,692,814
Increase (decrease) in net assets	14,456,085	26,743,392
Net assets at beginning of period	98,761,781	72,018,389
Net assets at end of period (including undistributed net investment income of $3,120,563 and $1,652,423, respectively)	$113,217,866	$98,761,781
Other Information
Class A Shares outstanding at beginning of period	1,072,115	720,220
Shares sold	422,091	490,282
Shares issued to shareholders in reinvestment of distributions	29,692	15,638
Shares redeemed	(106,987)	(154,025)
Net increase (decrease) in Class A shares	344,796	351,895
Shares outstanding at end of period	1,416,911	1,072,115
Class B Shares outstanding at beginning of period	6,114,865	4,466,071
Shares sold	1,125,357	2,327,269
Shares issued to shareholders in reinvestment of distributions	136,283	91,629
Shares redeemed	(632,421)	(770,104)
Net increase (decrease) in Class B shares	629,219	1,648,794
Shares outstanding at end of period	6,744,084	6,114,865

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.75	$13.90	$13.24	$13.85	$12.63
Income (loss) from investment operations: Net investment incomea	.36	.26	.33	.64	.46
Net realized and unrealized gain (loss)	.13	(.13)	.93	(1.02)	1.09
Total from investment operations	.49	.13	1.26	(.38)	1.55
Less distributions from: Net investment income	(.27)	(.28)	(.49)	(.19)	(.18)
Net realized gains	(.09)	—	(.11)	(.04)	(.15)
Total distributions	(.36)	(.28)	(.60)	(.23)	(.33)
Net asset value, end of period	$13.88	$13.75	$13.90	$13.24	$13.85
Total Return (%)b,c	3.50	.93	9.72	(2.87)	12.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	15	10	7	5
Ratio of expenses before expense reductions (%)d	.56	.64	.63	.61	.94
Ratio of expenses after expense reductions (%)d	.32	.27	.30	.30	.21
Ratio of net investment income (%)	2.54	1.86	2.46	4.72	3.51
Portfolio turnover rate (%)	28	40	22	39	6
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.
d The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

	Years Ended December 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.74	$13.88	$13.23	$13.84	$12.61
Income (loss) from investment operations: Net investment incomea	.31	.22	.30	.61	.42
Net realized and unrealized gain (loss)	.14	(.11)	.91	(1.03)	1.09
Total from investment operations	.45	.11	1.21	(.42)	1.51
Less distributions from: Net investment income	(.23)	(.25)	(.45)	(.15)	(.13)
Net realized gains	(.09)	—	(.11)	(.04)	(.15)
Total distributions	(.32)	(.25)	(.56)	(.19)	(.28)
Net asset value, end of period	$13.87	$13.74	$13.88	$13.23	$13.84
Total Return (%)b,c	3.24	.75	9.36	(3.12)	12.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	84	62	41	23
Ratio of expenses before expense reductions (%)d	.86	.93	.88	.86	1.19
Ratio of expenses after expense reductions (%)d	.57	.52	.55	.55	.46
Ratio of net investment income (%)	2.22	1.57	2.25	4.47	3.26
Portfolio turnover rate (%)	28	40	22	39	6
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.
d The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Alternative Asset Allocation VIP (formerly DWS Alternative Asset Allocation VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (formerly DWS Variable Series II) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated Deutsche funds (i.e. mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche Funds"), non-affiliated exchange-traded funds ("Non-affiliated ETFs") and derivative investments. Non-affiliated ETFs and Underlying Deutsche Funds are collectively referred to as "Underlying Funds." During the year ended December 31, 2014, the Fund primarily invested in underlying Deutsche Funds and non-affiliated ETFs. Each Underlying Deutsche Fund's accounting policies and investment holdings are outlined in the Underlying Deutsche Funds' financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying Deutsche Funds and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETF securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$3,120,563
Undistributed long-term capital gains	$186,522
Unrealized appreciation (depreciation) on investments	$(425,919)

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$1,686,647	$1,500,517
Distributions from long-term capital gains	$610,148	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $30,047,643 and $18,431,237, respectively. Purchases and sales of Non-affiliated ETFs aggregated $11,891,340 and $10,809,088, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

RREEF America L.L.C. ("RREEF") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund's portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Deutsche Funds.

The Fund does not invest in the Underlying Deutsche Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying Deutsche Fund's outstanding shares. At December 31, 2014, the Fund held 5% or greater of the following Underlying Deutsche Fund's outstanding shares: approximately 7% of Deutsche Enhanced Emerging Markets Fixed Income Fund, 6% of Deutsche Diversified Market Neutral Fund and 5% of Deutsche Global Inflation Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in other Deutsche Funds	.20%
On assets invested in all other assets not considered Deutsche Funds	1.20%

In addition, the Advisor will receive management fees from managing the Underlying Deutsche Funds in which the Fund invests.

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.34% of the Fund's average daily net assets.

For the period from January 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:
Class A	.32%
Class B	.57%

For the year ended December 31, 2014, the Advisor agreed to waive 0.15% of the monthly management fee based on average daily net assets for the Fund.

For the year ended December 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$42,504
Class B	256,666
$299,170

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $106,055, of which $9,546 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$107	$16
Class B	146	24
	$253	$40

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2014, the Distribution Service Fee aggregated $221,478, of which $19,784 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $19,175, of which $6,771 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2014, one participating insurance company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 98%. Two participating insurance companies were the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 63% and 31%, respectively.

E. Transactions with Affiliates

The Fund mainly invest in Underlying Deutsche Funds and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the year ended December 31, 2014 is as follows:
Affiliate	Value ($) at 12/31/2013	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 12/31/2014
Deutsche Diversified Market Neutral Fund	15,082,780	1,227,000	4,232,000	(503,884)	—	—	11,773,693
Deutsche Enhanced Commodity Strategy Fund	12,886,360	2,795,548	3,215,000	(786,253)	408,548	—	11,309,510
Deutsche Enhanced Emerging Markets Fixed Income Fund	10,792,537	6,850,557	321,000	(6,859)	589,557	—	16,310,878
Deutsche Floating Rate Fund	15,542,833	3,220,477	3,628,000	(39,662)	656,478	—	14,486,144
Deutsche Global Inflation Fund	6,138,642	2,525,007	774,000	(61,421)	168,006	—	7,965,785
Deutsche Global Infrastructure Fund	15,685,285	4,780,500	1,812,000	43,995	273,226	903,274	20,612,292
Deutsche Global Real Estate Securities Fund	2,972,636	1,497,143	1,393,000	168,225	110,144	—	3,383,883
Deutsche Real Estate Securities Fund	—	5,733,582	1,035,000	17,035	60,159	297,423	4,870,451
Deutsche Real Estate Securities Income Fund	—	484,079	—	—	14,253	28,826	465,079
Deutsche Strategic Equity Long/Short Fund	—	850,304	—	—	3,233	2,071	836,561
PowerShares DB U.S. Dollar Index Bullish Fund	1,951,369	83,446	2,021,237	(63,912)	—	—	—
Central Cash Management Fund	978,747	30,080,527	27,742,604	—	1,291	—	3,316,670
Total	82,031,189	60,128,170	46,173,841	(1,232,736)	2,284,895	1,231,594	95,330,946

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Alternative Asset Allocation VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Alternative Asset Allocation VIP (formerly DWS Alternative Asset Allocation VIP) (the "Fund") (one of the series constituting Deutsche Variable Series II (formerly DWS Variable Series II)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Alternative Asset Allocation VIP at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2015

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$976.80	$975.40
Expenses Paid per $1,000*	$1.59	$2.84
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1.023.59	$1,022.33
Expenses Paid per $1,000*	$1.63	$2.91

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	.32%	.57%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $0.085 per share from net long-term capital gains during its year ended December 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $244,000 as capital gain dividends for its year ended December 31, 2014.

For corporate shareholders, 11% of income dividends paid during the Fund's fiscal year ended December 31, 2014 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Alternative Asset Allocation VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, in September 2014.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and three-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"). The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund’s current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS2AAA-2 (R-025824-4 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series II

(formerly DWS Variable Series II)

Deutsche Government & Agency Securities VIP

(formerly DWS Government & Agency Securities VIP)

Contents
3 Performance Summary
4 Management Summary
6 Portfolio Summary
8 Investment Portfolio
13 Statement of Assets and Liabilities
14 Statement of Operations
15 Statement of Changes in Net Assets
16 Financial Highlights
17 Notes to Financial Statements
25 Report of Independent Registered Public Accounting Firm
26 Information About Your Fund's Expenses
27 Tax Information
28 Proxy Voting
29 Advisory Agreement Board Considerations and Fee Evaluation
32 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. The "full faith and credit" guarantee of the U.S. government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 0.71% and 1.06% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Government & Agency Securities VIP

The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,529	$10,508	$12,039	$15,456
	Average annual total return	5.29%	1.66%	3.78%	4.45%
Barclays GNMA Index	Growth of $10,000	$10,597	$10,624	$12,228	$16,052
	Average annual total return	5.97%	2.04%	4.11%	4.85%
Deutsche Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,495	$10,406	$11,846	$14,923
	Average annual total return	4.95%	1.34%	3.45%	4.08%
Barclays GNMA Index	Growth of $10,000	$10,597	$10,624	$12,228	$16,052
	Average annual total return	5.97%	2.04%	4.11%	4.85%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

During the 12-month period ended December 31, 2014, the Fund provided a total return of 5.29% (Class A shares, unadjusted for contract charges), compared with the 5.97% return of its benchmark, the Barclays GNMA Index.1

During the period, the U.S. Federal Reserve Board (the Fed) continued to maintain its benchmark short-term rate at or near zero levels, while feeling free to wind down its bond purchases designed to lower longer-term interest rates in view of a gradually improving U.S. economy. Nonetheless, longer-term U.S. Treasury yields declined substantially over the 12-month period, as markets remained comfortable with the pace of the Fed's inevitable unwinding of its extraordinary monetary support. For much of 2014, U.S. assets generally were supported by geopolitical tensions abroad and concern over possible deflation in other major economies. In addition, a sharp decline in energy prices over the second half of 2014 provided a boost to the U.S. consumer and to the economy. GNMAs benefited from prepayment rates on underlying mortgages, which remained modest despite falling rates, and provided positive returns in keeping with the broader bond market for the full period.

The Fund's performance benefited from exposure to longer-duration collateralized mortgage obligations (CMOs) structured to protect against prepayment, which benefited from falling rates. With respect to pass-through holdings, our focus on higher-coupon, seasoned and low-balance mortgage pools with characteristics that defend against increasing prepayments added to the portfolio's income stream. We had a meaningful position in interest-only securities in the belief that voluntary prepayments would remain manageable. Interest-only securities are particularly vulnerable to rising prepayments, as the investor is threatened with the loss of an income stream without receiving any return of principal. This allocation worked well as the Fund earned the higher income offered by these issues and experienced modest prepayments despite the decline in interest rate levels. The Fund was positioned with an overall duration and corresponding interest rate sensitivity above that of the benchmark for much of the period, which helped returns as rates fell. The Fund had a relatively high cash equivalent position for much of the period as we sought to be positioned to take advantage of opportunities provided by volatility, and this acted as a constraint on returns as mortgage-backed securities performed well. Throughout the period, we used derivative positions to hedge against potential adverse interest rate movements on portfolio assets. With inflation remaining below target, there would not appear to be any urgency for the Fed to raise rates, and mortgage rates may well be somewhat range-bound over the near term. Given this backdrop, we are comfortable with our focus on maximizing current income in the Fund. That said, there is much more room for rates to rise than to fall, and we are keeping enough liquidity in the Fund to reposition fairly quickly should higher mortgage rates become a reality.

William Chepolis, CFA

Scott Agi, CFA

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Net Assets)	12/31/14	12/31/13

Mortgage-Backed Securities Pass-Throughs	71%	89%
Collateralized Mortgage Obligations	26%	15%
Government & Agency Obligations	19%	21%
Cash Equivalents and Other Assets and Liabilities, net	–17%	–25%
Short-Term US Treasury Obligations	1%	—
	100%	100%

Coupons*	12/31/14	12/31/13

Less than 4.5%	50%	32%
4.5%–5.49%	34%	43%
5.5%–6.49%	14%	21%
6.5%–7.49%	2%	3%
7.5% and Greater	0%	1%
	100%	100%

Interest Rate Sensitivity	12/31/14	12/31/13

Effective Maturity	9.7 years	10.0 years
Effective Duration	7.8 years	6.3 years

* Excludes Cash Equivalents, Securities Lending Collateral, U.S. Treasury Bills and Options Purchased.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 8.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 71.2%
Federal Home Loan Mortgage Corp.:
4.5%, 8/1/2039 (a)	6,000,000	6,505,781
Federal National Mortgage Association:
3.0%, 7/1/2042 (a)	5,000,000	5,060,547
4.5%, 2/1/2040 (a)	2,000,000	2,171,719
Government National Mortgage Association:
3.0%, 10/20/2044	1,989,737	2,037,848
3.5%, with various maturities from 4/15/2042 until 7/20/2044	7,578,874	7,970,263
4.0%, with various maturities from 9/20/2040 until 6/20/2043	4,399,979	4,756,259
4.5%, with various maturities from 6/20/2033 until 2/20/2043 (a)	6,942,405	7,602,370
4.55%, 1/15/2041	356,874	393,161
4.625%, 5/15/2041	192,279	212,057
5.0%, with various maturities from 11/20/2032 until 4/15/2042	11,004,430	12,166,105
5.5%, with various maturities from 10/15/2032 until 7/20/2040	6,603,331	7,423,919
6.0%, with various maturities from 2/15/2034 until 2/15/2039	5,743,687	6,542,002
6.5%, with various maturities from 9/15/2036 until 2/15/2039	736,294	840,749
7.0%, with various maturities from 2/20/2027 until 11/15/2038	147,630	172,233
7.5%, 10/20/2031	7,173	8,577
Total Mortgage-Backed Securities Pass-Throughs (Cost $62,363,656)		63,863,590

Collateralized Mortgage Obligations 26.2%
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	167,252	156,380
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043	1,276,853	823,901
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	95,829	6,665
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	1,093,385	98,492
"WI", Series 3939, Interest Only, 3.0%, 10/15/2025	389,678	29,516
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	565,059	50,086
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	172,533	15,228
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	141,438	14,075
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	1,380,367	175,992
"PZ", Series 4094, 3.0%, 8/15/2042	414,741	385,177
"CZ", Series 4113, 3.0%, 9/15/2042	375,860	364,289
	Principal Amount ($)	Value ($)

"GZ", Series 4184, 3.0%, 3/15/2043	391,559	373,291
"IK", Series 3754, Interest Only, 3.5%, 6/15/2025	805,758	79,166
"VZ", Series 4303, 3.5%, 8/15/2042	1,029,552	1,060,734
"DZ", Series 4199, 3.5%, 5/15/2043	247,161	256,729
"ZG", Series 4213, 3.5%, 6/15/2043	303,737	304,340
"KZ", Series 4328, 4.0%, 4/15/2044	257,120	262,072
"UZ", Series 4341, 4.0%, 5/15/2044	690,627	705,093
"UA", Series 4298, 4.0%, 2/15/2054	432,706	443,835
"22", Series 243, Interest Only, 4.385%*, 6/15/2021	361,108	17,731
"NI", Series 3657, Interest Only, 4.5%, 8/15/2027	136,595	1,622
"PI", Series 2535, Interest Only, 6.0%, 9/15/2032	32,819	284
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	123,841	16,503
"A", Series 172, Interest Only, 6.5%, 1/1/2024	17,750	3,290
"DS", Series 3199, Interest Only, 6.989%*, 8/15/2036	1,774,772	383,946
"S", Series 2416, Interest Only, 7.939%*, 2/15/2032	251,373	54,478
"ST", Series 2411, Interest Only, 8.589%*, 6/15/2021	516,926	41,878
"KS", Series 2064, Interest Only, 9.989%*, 5/15/2022	249,304	54,252
Federal National Mortgage Association:
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	165,269	15,069
"DZ", Series 2013-136, 3.0%, 1/25/2044	824,333	768,593
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	276,503	17,871
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	837,302	51,378
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	1,932,482	411,803
"ZB", Series 2010-136, 4.0%, 12/25/2040	266,532	273,930
"AZ", Series 2012-29, 4.0%, 4/25/2042	1,482,038	1,644,323
"HZ", Series 2013-20, 4.0%, 3/25/2043	1,553,419	1,755,220
"25", Series 351, Interest Only, 4.5%, 5/25/2019	118,389	8,247
"IN", Series 2003-49, Interest Only, 4.75%, 3/25/2018	395,422	7,879
"21", Series 334, Interest Only, 5.0%, 3/25/2018	48,743	2,849
"20", Series 334, Interest Only, 5.0%, 3/25/2018	76,104	4,417
''23", Series 339, Interest Only, 5.0%, 6/25/2018	108,761	6,485
"26", Series 381, Interest Only, 5.0%, 12/25/2020	39,896	3,499
"ZA", Series 2008-24, 5.0%, 4/25/2038	735,247	810,489
"30", Series 381, Interest Only, 5.5%, 11/25/2019	228,188	20,938
	Principal Amount ($)	Value ($)

"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024	398,010	46,617
"PJ", Series 2004-46, Interest Only, 5.831%*, 3/25/2034	291,517	37,574
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	249,214	25,003
"101", Series 383, Interest Only, 6.5%, 9/25/2022	819,286	120,887
"SJ", Series 2007-36, Interest Only, 6.601%*, 4/25/2037	164,098	26,628
"KI", Series 2005-65, Interest Only, 6.831%*, 8/25/2035	84,051	16,670
"SA", Series G92-57, IOette, 83.244%*, 10/25/2022	31,250	59,483
Government National Mortgage Association:
"KZ", Series 2014-102, 3.5%, 7/16/2044	1,826,404	1,874,567
"ZK", Series 2014-119, 3.5%, 8/16/2044	1,517,577	1,557,743
"BI", Series 2014-22, Interest Only, 4.0%, 2/20/2029	1,006,033	139,712
"JY", Series 2010-20, 4.0%, 12/20/2033	2,095,886	2,224,368
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	154,994	10,108
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	433,184	33,520
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	284,614
"MI", Series 2010-169, Interest Only, 4.5%, 8/20/2040	640,712	87,185
"GZ", Series 2005-24, 5.0%, 3/20/2035	544,908	647,140
"ZA", Series 2005-75, 5.0%, 10/16/2035	613,013	710,486
"MZ", Series 2009-98, 5.0%, 10/16/2039	1,099,964	1,334,034
"Z", Series 2009-112, 5.0%, 11/20/2039	1,288,706	1,443,205
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	158,009	12,252
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	661,799	133,415
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038	191,212	34,294
"BS", Series 2011-93, Interest Only, 5.939%*, 7/16/2041	1,041,966	178,830
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	252,488	42,903
"SA", Series 2012-84, Interest Only, 6.135%*, 12/20/2038	1,192,234	171,839
"QA", Series 2007-57, Interest Only, 6.335%*, 10/20/2037	248,497	39,480
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	71,764	13,760
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	489,915	125,573
"SK", Series 2003-11, Interest Only, 7.539%*, 2/16/2033	416,060	76,452
Total Collateralized Mortgage Obligations (Cost $20,756,837)		23,490,377
	Principal Amount ($)	Value ($)

Government & Agency Obligations 18.5%
U.S. Government Sponsored Agency 9.4%
Federal Home Loan Bank, 3.25%, 6/9/2023	8,000,000	8,458,664
U.S. Treasury Obligations 9.1%
U.S. Treasury Bonds:
2.875%, 5/15/2043	1,500,000	1,534,218
3.375%, 5/15/2044	1,000,000	1,125,781
U.S. Treasury Notes:
1.0%, 8/31/2016 (b)	3,450,000	3,475,875
1.0%, 9/30/2016	2,000,000	2,014,688
		8,150,562
Total Government & Agency Obligations (Cost $16,302,403)		16,609,226

Short-Term U.S. Treasury Obligation 1.2%
U.S. Treasury Bill, 0.035%**, 2/12/2015 (c) (Cost $1,044,957)	1,045,000	1,044,979

	Contract Amount ($)	Value ($)

Call Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161	2,600,000	15,923
Pay Fixed Rate — 4.32% – Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	6,000,000	42,132
Total Call Options Purchased (Cost $390,446)		58,055

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.32% – Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172 (Cost $203,884)	6,000,000	144,208

	Shares	Value ($)

Cash Equivalents 5.2%
Central Cash Management Fund, 0.06% (d) (Cost $4,706,582)	4,706,582	4,706,582

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $105,768,765)†	122.5	109,917,017
Other Assets and Liabilities, Net	(22.5)	(20,220,787)
Net Assets	100.0	89,696,230

* These securities are shown at their current rate as of December 31, 2014.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $105,792,319. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $4,124,698. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,290,247 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,165,549.

(a) When-issued or delayed delivery securities included.

(b) At December 31, 2014, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(c) At December 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts and open centrally cleared swap contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

LIBOR: London Interbank Offered Rate

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/20/2015	50	6,339,844	10,065

Currency Abbreviation
USD United States Dollar

At December 31, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Dates	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (e)
Call Options Receive Fixed — 3.32% – Pay Floating — LIBOR	2/3/2017 2/3/2027	3,000,000	2	2/1/2017	216,990	(68,959)
Receive Fixed — 4.22% – Pay Floating — LIBOR	4/22/2016 4/22/2026	2,600,000	1	4/20/2016	92,690	(6,524)
Receive Fixed — 4.48% – Pay Floating — LIBOR	5/9/2016 5/11/2026	2,400,000	1	5/5/2016	26,940	(4,147)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,400,000	1	3/15/2016	17,340	(688)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,400,000	2	3/15/2016	28,320	(688)
Total Call Options					382,280	(81,006)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,400,000	1	3/15/2016	17,340	(2,275)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,400,000	2	3/15/2016	6,120	(2,275)
Pay Fixed — 2.48% – Receive Floating — LIBOR	5/9/2016 5/11/2026	2,400,000	1	5/5/2016	26,940	(62,128)
Pay Fixed — 2.615% – Receive Floating — LIBOR	12/4/2015 12/4/2045	1,900,000	5	12/2/2015	41,230	(71,710)
Pay Fixed — 2.64% – Receive Floating — LIBOR	8/10/2015 8/10/2045	2,200,000	1	8/6/2015	20,570	(72,423)
Pay Fixed — 2.675% – Receive Floating — LIBOR	11/9/2015 11/12/2045	1,900,000	5	11/9/2015	38,095	(81,235)
Pay Fixed — 2.796% – Receive Floating — LIBOR	6/5/2015 6/5/2045	2,200,000	2	6/3/2015	23,540	(89,875)
Pay Fixed — 2.88% – Receive Floating — LIBOR	9/30/2015 9/30/2045	1,900,000	3	9/28/2015	39,754	(115,883)
Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	2,200,000	1	3/4/2015	23,100	(135,894)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	2,200,000	2	1/30/2015	27,170	(150,059)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	2,400,000	4	1/26/2015	24,210	(185,312)
Pay Fixed — 3.32% – Receive Floating — LIBOR	2/3/2017 2/3/2027	3,000,000	2	2/1/2017	216,990	(212,452)
Total Put Options					505,059	(1,181,521)
Total					887,339	(1,262,527)

(e) Unrealized depreciation on written options on interest rate swap contracts at December 31, 2014 was $375,188.

At December 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ Depreciation ($)
12/16/2015 9/18/2017	26,200,000	Fixed — 1.557%	Floating — LIBOR	32,232	194
12/16/2015 9/16/2020	2,100,000	Fixed — 2.214%	Floating — LIBOR	2,165	6
12/16/2015 9/16/2025	10,600,000	Fixed — 2.64%	Floating — LIBOR	(62,763)	(128)
12/16/2015 9/17/2035	1,000,000	Fixed — 2.938%	Floating — LIBOR	(20,991)	(22)
12/16/2015 9/18/2045	1,000,000	Fixed — 2.998%	Floating — LIBOR	(32,154)	(23)
Total net unrealized appreciation					27

Bilateral Swap
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/3/2013 6/3/2025	2,300,000	1	Floating — LIBOR	Fixed — 3.0%	(9,055)	—	(9,055)

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Morgan Stanley

4 Barclays Bank PLC

5 Citigroup, Inc.

For information on the Fund's policy and additional disclosures regarding futures contracts, purchased and written options contracts, and interest rate swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (f)
Mortgage-Backed Securities Pass-Throughs	$—	$63,863,590	$—	$63,863,590
Collateralized Mortgage Obligations	—	23,490,377	—	23,490,377
Government & Agency Obligations	—	16,609,226	—	16,609,226
Short-Term U.S. Treasury Obligations	—	1,044,979	—	1,044,979
Short-Term Investments	4,706,582	—	—	4,706,582
Derivatives (g)
Purchased Options	—	202,263	—	202,263
Futures Contracts	10,065	—	—	10,065
Interest Rate Swap Contracts	—	200	—	200
Total	$4,716,647	$105,210,635	$—	$109,927,282
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (g)
Written Options	$—	$(1,262,527)	$—	$(1,262,527)
Interest Rate Swap Contracts	—	(9,228)	—	(9,228)
Total	$—	$(1,271,755)	$—	$(1,271,755)

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include value of purchased options, unrealized appreciation (depreciation) on open futures contracts and interest rate swap contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments Investments in non-affiliated securities, at value (cost $101,062,183)	$105,210,435
Investment in Central Cash Management Fund (cost $4,706,582)	4,706,582
Total investments in securities, at value (cost $105,768,765)	109,917,017
Cash	13,322
Receivable for investments sold — when-issued/delayed delivery securities	14,610,698
Receivable for Fund shares sold	399
Interest receivable	378,121
Receivable for variation margin on futures contracts	10,935
Receivable for variation margin on centrally cleared swaps	36,428
Other assets	2,646
Total assets	124,969,566
Liabilities
Payable for investments purchased	8,447,418
Payable for investments purchased — when-issued/delayed delivery securities	25,015,052
Payable for Fund shares redeemed	391,122
Options written, at value (premiums received $887,339)	1,262,527
Unrealized depreciation on bilateral swap contracts	9,055
Accrued management fee	35,973
Accrued Trustees' fees	2,095
Other accrued expenses and payables	110,094
Total liabilities	35,273,336
Net assets, at value	$89,696,230
Net Assets Consist of
Undistributed net investment income	2,332,582
Unrealized appreciation (depreciation) on: Investments	4,148,252
Swap contracts	(9,028)
Futures	10,065
Written options	(375,188)
Accumulated net realized gain (loss)	(888,626)
Paid-in capital	84,478,173
Net assets, at value	$89,696,230
Class A Net Asset Value, offering and redemption price per share ($86,676,341 ÷ 7,344,193 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.80
Class B Net Asset Value, offering and redemption price per share ($3,019,889 ÷ 256,223 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.79

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Interest	$3,061,370
Income distributions — Central Cash Management Fund	4,219
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,921
Total income	3,069,510
Expenses: Management fee	433,499
Administration fee	96,333
Services to shareholders	1,277
Distribution service fees (Class B)	8,216
Record keeping fees (Class B)	2,841
Custodian fee	33,346
Professional fees	82,819
Reports to shareholders	28,202
Trustees' fees and expenses	6,016
Other	10,035
Total expenses before expense reductions	702,584
Expense reductions	(18,239)
Total expenses after expense reductions	684,345
Net investment income	2,385,165
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,766,204
Swap contracts	(1,919,349)
Futures	(778,304)
Written options	153,070
(778,379)
Change in net unrealized appreciation (depreciation) on: Investments	3,520,444
Swap contracts	112,422
Futures	273,643
Written options	(468,452)
3,438,057
Net gain (loss)	2,659,678
Net increase (decrease) in net assets resulting from operations	$5,044,843

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$2,385,165	$2,293,792
Net realized gain (loss)	(778,379)	(119,888)
Change in net unrealized appreciation (depreciation)	3,438,057	(5,696,113)
Net increase (decrease) in net assets resulting from operations	5,044,843	(3,522,209)
Distributions to shareholders from: Net investment income: Class A	(2,179,180)	(3,325,537)
Class B	(66,035)	(119,146)
Net realized gain: Class A	—	(4,523,083)
Class B	—	(185,024)
Total distributions	(2,245,215)	(8,152,790)
Fund share transactions: Class A Proceeds from shares sold	11,625,548	9,306,924
Reinvestment of distributions	2,179,180	7,848,620
Payments for shares redeemed	(25,367,687)	(31,059,765)
Net increase (decrease) in net assets from Class A share transactions	(11,562,959)	(13,904,221)
Class B Proceeds from shares sold	277,916	311,619
Reinvestment of distributions	66,035	304,170
Payments for shares redeemed	(1,055,485)	(1,961,191)
Net increase (decrease) in net assets from Class B share transactions	(711,534)	(1,345,402)
Increase (decrease) in net assets	(9,474,865)	(26,924,622)
Net assets at beginning of period	99,171,095	126,095,717
Net assets at end of period (including undistributed net investment income of $2,332,582 and $2,192,301, respectively)	$89,696,230	$99,171,095
Other Information
Class A Shares outstanding at beginning of period	8,328,640	9,511,241
Shares sold	994,555	782,217
Shares issued to shareholders in reinvestment of distributions	189,659	660,658
Shares redeemed	(2,168,661)	(2,625,476)
Net increase (decrease) in Class A shares	(984,447)	(1,182,601)
Shares outstanding at end of period	7,344,193	8,328,640
Class B Shares outstanding at beginning of period	317,145	428,962
Shares sold	23,866	26,355
Shares issued to shareholders in reinvestment of distributions	5,742	25,582
Shares redeemed	(90,530)	(163,754)
Net increase (decrease) in Class B shares	(60,922)	(111,817)
Shares outstanding at end of period	256,223	317,145

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.47		$12.69		$13.12		$12.98	$12.78
Income (loss) from investment operations: Net investment incomea	.29		.24		.34		.48	.50
Net realized and unrealized gain (loss)	.31		(.59)		.03		.45	.32
Total from investment operations	.60		(.35)		.37		.93	.82
Less distributions from: Net investment income	(.27)		(.37)		(.52)		(.57)	(.62)
Net realized gains	—		(.50)		(.28)		(.22)	—
Total distributions	(.27)		(.87)		(.80)		(.79)	(.62)
Net asset value, end of period	$11.80		$11.47		$12.69		$13.12	$12.98
Total Return (%)	5.29	b	(3.04	)b	2.93	b	7.46	6.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87		96		121		146	157
Ratio of expenses before expense reductions (%)	.72		.71		.68		.67	.64
Ratio of expenses after expense reductions (%)	.70		.67		.66		.67	.64
Ratio of net investment income (%)	2.49		2.05		2.65		3.68	3.86
Portfolio turnover rate (%)	393		794		796		673	423
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.46		$12.67		$13.10		$12.95	$12.75
Income (loss) from investment operations: Net investment incomea	.25		.20		.29		.43	.46
Net realized and unrealized gain (loss)	.31		(.59)		.03		.46	.31
Total from investment operations	.56		(.39)		.32		.89	.77
Less distributions from: Net investment income	(.23)		(.32)		(.47)		(.52)	(.57)
Net realized gains	—		(.50)		(.28)		(.22)	—
Total distributions	(.23)		(.82)		(.75)		(.74)	(.57)
Net asset value, end of period	$11.79		$11.46		$12.67		$13.10	$12.95
Total Return (%)	4.95	b	(3.25	)b	2.48	b	7.15	6.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		4		5		7	6
Ratio of expenses before expense reductions (%)	1.06		1.06		1.03		1.01	.99
Ratio of expenses after expense reductions (%)	1.03		.99		1.01		1.01	.99
Ratio of net investment income (%)	2.16		1.71		2.29		3.34	3.51
Portfolio turnover rate (%)	393		794		796		673	423
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Government & Agency Securities VIP (formerly DWS Government & Agency Securities VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (formerly DWS Variable Series II) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

The Fund had no securities on loan at December 31, 2014.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2014, the Fund had approximately $806,000 of net tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($723,000) and long-term losses ($83,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$2,337,514
Capital loss carryforward	$(806,000)
Unrealized appreciation (depreciation) on investments	$4,124,698

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$2,245,215	$5,193,028
Distributions from long-term capital gains	$—	$2,959,762

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

For the year ended December 31, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $31,300,000 to $43,200,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2014, the Fund entered into options on interest rate swap contracts in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange-traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of December 31, 2014 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in written option contracts had a total value generally indicative of a range from approximately $472,000 to $1,263,000, and purchased option contracts had a total value generally indicative of a range from approximately $202,000 to $551,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2014, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2014, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $3,940,000 to $22,313,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $10,835,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a) (b)	$202,263	$10,065	$200	$212,528
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Investments in securities, at value (includes purchased options)
(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Swap Contracts	Total
Interest Rate Contracts (a) (b)	$(1,262,527)	$(9,228)	$(1,271,755)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value and unrealized depreciation on bilateral swap contracts
(b) Includes cumulative depreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$153,070	$(1,919,349)	$(778,304)	$(2,544,583)
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) from written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$349,176	$(468,452)	$112,422	$273,643	$266,789
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options, swap contracts and futures, respectively

As of December 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
BNP Paribas	$186,340	$(186,340)	$—	$—	$—
Nomura International PLC	15,923	(15,923)	—	—	—
	$202,263	$(202,263)	$—	$—	$—
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Barclays Bank PLC	$185,312	$—	$—	$—	$185,312
BNP Paribas	524,308	(186,340)	—	—	337,968
Citigroup, Inc.	152,945	—	—	—	152,945
Morgan Stanley	115,883	—	—	—	115,883
Nomura International PLC	293,134	(15,923)	—	(277,211)	—
	$1,271,582	$(202,263)	$—	$(277,211)	$792,108

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $410,110,065 and $430,914,132, respectively. Purchases and sales of U.S. Treasury securities aggregated $37,869,545 and $40,041,363, respectively.

For the year ended December 31, 2014, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	31,600,000	$748,861
Options written	21,700,000	291,548
Options closed	(11,000,000)	(135,370)
Options expired	(2,400,000)	(17,700)
Outstanding, end of period	39,900,000	$887,339

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund's average daily net assets.

For the period from January 1, 2014 through April 30, 2014, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.67%
Class B	.99%

For the period from May 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.75%
Class B	1.10%

Effective October 1, 2014 through September, 2015, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.71%
Class B	1.06%

For the year ended December 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$17,280
Class B	959
$18,239

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $96,333, of which $7,735 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
	Total Aggregated	Unpaid at December 31, 2014
Class A	$294	$48
Class B	71	12
	$365	$60

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2014, the Distribution Service Fee aggregated $8,216, of which $642 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $15,200, of which $5,682 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $342.

E. Ownership of the Fund

At December 31, 2014, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 43%, 31% and 18%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 95%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Government & Agency Securities VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Government & Agency Securities VIP (formerly DWS Government & Agency Securities VIP) (the "Fund") (one of the series constituting Deutsche Variable Series II (formerly DWS Variable Series II)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Government & Agency Securities VIP at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2015

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,012.90	$1,012.00
Expenses Paid per $1,000*	$3.60	$5.27
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,021.63	$1,019.96
Expenses Paid per $1,000*	$3.62	$5.30

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	.71%	1.04%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Government & Agency Securities VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS2GAS-2 (R-025831-4 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series II

(formerly DWS Variable Series II)

Deutsche Global Equity VIP

(formerly DWS Global Equity VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
18 Report of Independent Registered Public Accounting Firm
19 Information About Your Fund's Expenses
20 Tax Information
20 Proxy Voting
21 Advisory Agreement Board Considerations and Fee Evaluation
23 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 is 1.08% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Global Equity VIP

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Global Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,114	$14,160	$13,811	$15,347
	Average annual total return	1.14%	12.29%	6.67%	4.38%
MSCI All Country World Index	Growth of $10,000	$10,416	$14,854	$15,507	$18,064
	Average annual total return	4.16%	14.10%	9.17%	6.09%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

Global equities delivered a mixed return during 2014, with underperformance in the international markets offsetting the strong showing of the United States. The Fund’s benchmark, the MSCI All Country World Index, returned 4.16% during the year, while the Class A shares of the Fund returned 1.14% (unadjusted for contract charges).1

The primary cause of the Fund’s underperformance was the weakness of its holdings in the consumer discretionary, information technology and industrial sectors.2 The largest individual detractor in each group were Las Vegas Sands Corp., AVEVA Group PLC and MasTec Corp., respectively. Outside of these sectors, the leading detractor was the mining company Anglo American PLC, which was pressured by the sharp downturn in commodity prices. Our allocation to the emerging markets also detracted from returns, but we believe it remains home to stocks with the growth characteristics we seek. On the plus side, we added value through our individual stock selection in the consumer staples and health care sectors. The leading contributors in these groups were Monster Beverage Corp., which rallied after Coca-Cola Co. took a strategic stake in the firm, and Allergan Inc., which received two competing takeover bids during the period.

The Fund closed the annual period with overweight positions in the consumer staples, health care and industrials sectors.3,4 We reduced the portfolio’s weighting in health care during the fourth quarter, however, as we believed many companies in the group had become more richly valued following their strong performance during 2014. With regard to industrials, the sector underperformed during the second half of the year since many companies in the group derive a large portion of their revenues from energy-related business lines. Broadly speaking, however, our holdings in the sector have a limited exposure to the drop in the oil price. Instead, they are geared more toward structural end-market demand in the commercial construction and aerospace sectors, as well to niche industrial technologies. On the other side of the ledger, the Fund held underweight positions in energy and financials, as well as in slower-growth sectors such as telecommunications services and utilities.

As always, we remained focused on the goal of delivering performance via individual stock selection rather than making large "macro" bets or taking on excessive risk. We continued to believe that the stocks of companies with strong revenue and growth prospects are well positioned in an environment of sluggish global economic activity. Accordingly, our bottom-up strategy was geared toward identifying companies with the type of sustainable, above-average potential growth characteristics that we believe may support performance even during periods of economic and market "noise."

Nils E. Ernst, PhD

Martin Berberich, CFA

Sebastian P. Werner, PhD

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The MSCI All Country World Index tracks the performance of stocks in select developed markets around the world, including the United States. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

3 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

4 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/14	12/31/13

Common Stocks	96%	96%
Cash Equivalents	3%	3%
Participatory Notes	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks and Participatory Notes)	12/31/14	12/31/13

Health Care	19%	13%
Industrials	19%	9%
Consumer Staples	14%	10%
Financials	11%	12%
Materials	11%	9%
Information Technology	10%	9%
Consumer Discretionary	8%	9%
Energy	7%	7%
Telecommunication Services	1%	13%
Utilities	—	9%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/14	12/31/13

United States	46%	46%
Continental Europe	32%	32%
Canada	7%	6%
United Kingdom	7%	6%
Latin America	3%	1%
Pacific Basin	3%	5%
Other	2%	4%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
	Shares	Value ($)

Common Stocks 96.1%
Belgium 2.0%
Anheuser-Busch InBev NV (Cost $867,606)	12,000	1,350,405
Brazil 0.9%
Estacio Participacoes SA (Cost $735,382)	70,000	619,478
Canada 7.1%
Agnico Eagle Mines Ltd.	23,000	572,470
Alimentation Couche-Tard, Inc. "B"	33,000	1,383,000
Brookfield Asset Management, Inc. "A"	32,000	1,603,581
Canadian Pacific Railway Ltd.	6,500	1,251,829
(Cost $3,696,760)		4,810,880
Denmark 0.3%
William Demant Holding AS* (Cost $231,756)	3,000	227,706
Finland 1.1%
Stora Enso Oyj "R" (Cost $726,213)	88,000	783,297
France 2.2%
Airbus Group NV	12,000	596,006
Pernod Ricard SA	8,000	887,016
(Cost $1,619,949)		1,483,022
Germany 6.6%
adidas AG	12,000	836,378
BASF SE	7,000	591,736
Fresenius Medical Care AG & Co. KGaA	29,000	2,170,385
Lanxess AG	18,641	867,240
(Cost $4,367,428)		4,465,739
Hong Kong 0.8%
Michael Kors Holdings Ltd.* (a) (Cost $531,747)	7,000	525,700
Indonesia 0.7%
PT Bank Negara Indonesia Persero Tbk	800,000	390,633
PT Indofood CBP Sukses Makmur Tbk	75,000	79,403
(Cost $470,921)		470,036
Ireland 4.2%
Glanbia PLC	69,000	1,059,464
Kerry Group PLC "A"	12,028	829,885
Shire PLC	14,000	990,546
(Cost $2,302,009)		2,879,895
Italy 0.4%
World Duty Free SpA* (b) (Cost $327,520)	28,400	271,991
Luxembourg 1.1%
Eurofins Scientific (Cost $712,011)	3,000	763,899
Malaysia 0.6%
IHH Healthcare Bhd. (Cost $390,628)	300,000	412,830
	Shares	Value ($)

Netherlands 1.4%
Sensata Technologies Holding NV* (a) (Cost $836,561)	18,000	943,380
Norway 3.3%
DNO ASA* (b)	380,000	808,668
Gjensidige Forsikring ASA	40,000	651,547
Statoil ASA	44,000	771,075
(Cost $2,247,147)		2,231,290
Panama 1.2%
Copa Holdings SA "A" (b) (Cost $874,349)	8,000	829,120
Philippines 1.5%
GT Capital Holdings, Inc.	24,000	551,403
Metropolitan Bank & Trust Co.	250,000	460,913
(Cost $1,069,961)		1,012,316
South Africa 1.1%
MTN Group Ltd. (Cost $762,005)	40,000	759,072
Spain 0.6%
Atresmedia Corp. de Medios de Comunicacion SA (Cost $405,557)	27,000	379,755
Sweden 3.7%
Assa Abloy AB "B"	14,000	739,857
Atlas Copco AB "A"	35,000	974,299
Svenska Cellulosa AB "B"	37,000	799,053
(Cost $2,395,581)		2,513,209
Switzerland 2.4%
Nestle SA (Registered)	15,515	1,137,274
Novartis AG (Registered)	5,500	505,821
(Cost $860,852)		1,643,095
United Kingdom 5.3%
Anglo American PLC	50,000	925,098
Aon PLC (a)	7,000	663,810
Aveva Group PLC	26,000	532,230
British American Tobacco PLC	13,000	706,340
Halma PLC	40,000	426,428
Spirax-Sarco Engineering PLC	8,000	355,524
(Cost $4,347,697)		3,609,430
United States 47.6%
Actavis PLC*	5,000	1,287,050
Allergan, Inc.	1,000	212,590
Alliance Data Systems Corp.*	3,200	915,360
Amgen, Inc.	4,000	637,160
Amphenol Corp. "A"	33,000	1,775,730
Bristol-Myers Squibb Co.	18,000	1,062,540
Bristow Group, Inc.	5,000	328,950
CBRE Group, Inc. "A"*	20,000	685,000
Cerner Corp.*	14,000	905,240
Colfax Corp.*	21,000	1,082,970
Danaher Corp.	11,000	942,810
DIRECTV*	9,200	797,640
eBay, Inc.*	16,000	897,920
Ecolab, Inc.	9,000	940,680
Express Scripts Holding Co.*	23,000	1,947,410
	Shares	Value ($)

Exxon Mobil Corp.	10,000	924,500
Fastenal Co. (b)	11,000	523,160
JPMorgan Chase & Co.	19,000	1,189,020
Las Vegas Sands Corp.	19,000	1,105,040
LKQ Corp.*	25,000	703,000
MasTec, Inc.*	25,000	565,250
MasterCard, Inc. "A"	15,000	1,292,400
Mead Johnson Nutrition Co.	6,000	603,240
Monster Beverage Corp.*	12,000	1,300,200
Nielsen NV	16,000	715,680
Noble Energy, Inc.	22,000	1,043,460
Omnicare, Inc.	12,000	875,160
Pall Corp.	14,000	1,416,940
Praxair, Inc.	11,000	1,425,160
PTC, Inc.*	9,000	329,850
Schlumberger Ltd.	11,000	939,510
The Hershey Co.	4,000	415,720
The Travelers Companies, Inc.	8,000	846,800
United Technologies Corp.	10,000	1,150,000
Zoetis, Inc.	12,000	516,360
(Cost $28,247,758)		32,299,500
Total Common Stocks (Cost $59,027,398)		65,285,045

	Shares	Value ($)

Participatory Note 0.5%
Nigeria
Zenith Bank PLC (issuer Merrill Lynch International) Expiration Date 8/21/2015 (Cost $405,600)	3,000,000	301,802

Securities Lending Collateral 3.2%
Daily Assets Fund Institutional, 0.10% (c) (d) (Cost $2,200,513)	2,200,513	2,200,513

Cash Equivalents 3.4%
Central Cash Management Fund, 0.06% (c) (Cost $2,325,942)	2,325,942	2,325,942

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $63,959,453)†	103.2	70,113,302
Other Assets and Liabilities, Net	(3.2)	(2,195,791)
Net Assets	100.0	67,917,511

* Non-income producing security.

† The cost for federal income tax purposes was $63,957,305. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $6,155,997. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,751,267 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,595,270.

(a) Listed on the New York Stock Exchange.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $2,102,645, which is 3.1% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Belgium	$—	$1,350,405	$—	$1,350,405
Brazil	619,478	—	—	619,478
Canada	4,810,880	—	—	4,810,880
Denmark	—	227,706	—	227,706
Finland	—	783,297	—	783,297
France	—	1,483,022	—	1,483,022
Germany	—	4,465,739	—	4,465,739
Hong Kong	525,700	—	—	525,700
Indonesia	—	470,036	—	470,036
Ireland	—	2,879,895	—	2,879,895
Italy	—	271,991	—	271,991
Luxembourg	—	763,899	—	763,899
Malaysia	—	412,830	—	412,830
Netherlands	943,380	—	—	943,380
Norway	—	2,231,290	—	2,231,290
Panama	829,120	—	—	829,120
Philippines	—	1,012,316	—	1,012,316
South Africa	—	759,072	—	759,072
Spain	—	379,755	—	379,755
Sweden	—	2,513,209	—	2,513,209
Switzerland	—	1,643,095	—	1,643,095
United Kingdom	663,810	2,945,620	—	3,609,430
United States	32,299,500	—	—	32,299,500
Participatory Notes	—	301,802	—	301,802
Short-Term Investments (e)	4,526,455	—	—	4,526,455
Total	$45,218,323	$24,894,979	$—	$70,113,302

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $59,432,998) — including $2,102,645 of securities loaned	$65,586,847
Investment in Daily Assets Fund Institutional (cost $2,200,513)*	2,200,513
Investment in Central Cash Management Fund (cost $2,325,942)	2,325,942
Total investments in securities, at value (cost $63,959,453)	70,113,302
Foreign currency, at value (cost $50,992)	50,397
Receivable for Fund shares sold	33,458
Dividends receivable	26,067
Interest receivable	171
Foreign taxes recoverable	60,940
Other assets	1,351
Total assets	70,285,686
Liabilities
Cash overdraft	3,300
Payable upon return of securities loaned	2,200,513
Payable for Fund shares redeemed	22,385
Accrued management fee	37,738
Accrued Trustees' fees	1,222
Other accrued expenses and payables	103,017
Total liabilities	2,368,175
Net assets, at value	$67,917,511
Net Assets Consist of
Undistributed net investment income	345,800
Net unrealized appreciation (depreciation) on: Investments	6,153,849
Foreign currency	(5,751)
Accumulated net realized gain (loss)	(44,157,702)
Paid-in capital	105,581,315
Net assets, at value	$67,917,511
Class A Net Asset Value, offering and redemption price per share ($67,917,511 ÷ 7,372,593 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.21

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $80,391)	$1,063,944
Income distributions — Central Cash Management Fund	1,398
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	28,739
Total income	1,094,081
Expenses: Management fee	462,144
Administration fee	71,099
Services to shareholders	719
Custodian fee	24,724
Professional fees	70,031
Reports to shareholders	20,796
Trustees' fees and expenses	4,625
Other	18,387
Total expenses	672,525
Net investment income	421,556
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,346,500
Futures	(4,270)
Foreign currency	(13,538)
3,328,692
Change in net unrealized appreciation (depreciation) on: Investments	(2,958,312)
Foreign currency	(5,173)
(2,963,485)
Net gain (loss)	365,207
Net increase (decrease) in net assets resulting from operations	$786,763

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$421,556	$1,174,893
Net realized gain (loss)	3,328,692	17,352,793
Change in net unrealized appreciation (depreciation)	(2,963,485)	(6,262,438)
Net increase (decrease) in net assets resulting from operations	786,763	12,265,248
Distributions to shareholders from: Net investment income: Class A	(1,256,998)	(1,676,904)
Fund share transactions: Class A Proceeds from shares sold	2,233,568	3,395,869
Reinvestment of distributions	1,256,998	1,676,904
Payments for shares redeemed	(8,090,295)	(9,660,444)
Net increase (decrease) in net assets from Class A share transactions	(4,599,729)	(4,587,671)
Increase (decrease) in net assets	(5,069,964)	6,000,673
Net assets at beginning of period	72,987,475	66,986,802
Net assets at end of period (including undistributed net investment income of $345,800 and $1,217,770, respectively)	$67,917,511	$72,987,475
Other Information
Class A Shares outstanding at beginning of period	7,869,570	8,411,945
Shares sold	240,333	404,553
Shares issued to shareholders in reinvestment of distributions	138,132	202,770
Shares redeemed	(875,442)	(1,149,698)
Net increase (decrease) in Class A shares	(496,977)	(542,375)
Shares outstanding at end of period	7,372,593	7,869,570

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014	2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.27	$7.96		$6.98	$8.08	$7.45
Income (loss) from investment operations: Net investment incomea	.06	.14		.18	.19	.14
Net realized and unrealized gain (loss)	.04	1.37		1.01	(1.14)	.66
Total from investment operations	.10	1.51		1.19	(.95)	.80
Less distributions from: Net investment income	(.16)	(.20)		(.21)	(.15)	(.17)
Net asset value, end of period	$9.21	$9.27		$7.96	$6.98	$8.08
Total Return (%)	1.14	19.31	b	17.34	(12.07)	10.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	73		67	65	83
Ratio of expenses before expense reductions (%)	.95	1.06		1.02	1.03	.99
Ratio of expenses after expense reductions (%)	.95	.99		1.02	1.03	.99
Ratio of net investment income (%)	.59	1.69		2.46	2.44	1.90
Portfolio turnover rate (%)	78	139		18	26	14
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reimbursed.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Equity VIP (formerly DWS Global Equity VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (formerly DWS Variable Series II) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $44,062,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($4,898,000) and December 31, 2017 ($39,164,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2014 through December 31, 2014, the Fund elected to defer qualified late year losses of approximately $98,000 of net short-term capital losses and treat them as arising in the fiscal year ending December 31, 2015.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures contracts, income received from passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$345,800
Capital loss carryforwards	$(44,062,000)
Unrealized appreciation (depreciation) on investments	$6,155,997

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$1,256,998	$1,676,904

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2014, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There are no open futures contracts as of December 31, 2014. For the year ended December 31, 2014, the investment in futures contracts purchased had a total notional value from $0 to approximately $2,239,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$(4,270)
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

C. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment transactions (excluding short-term investments) aggregated $53,505,514 and $58,665,744, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 1.00%.

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.91%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $71,099, of which $5,806 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC aggregated $111, of which $19 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,435, of which $4,525 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $2,501.

E. Ownership of the Fund

At December 31, 2014, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 76% and 23%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Global Equity VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Global Equity VIP (formerly DWS Global Equity VIP) (the "Fund") (one of the series constituting Deutsche Variable Series II (formerly DWS Variable Series II)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Equity VIP at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2015

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$970.50
Expenses Paid per $1,000*	$4.42
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,020.72
Expenses Paid per $1,000*	$4.53

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Equity VIP	.89%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 10% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2014, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Equity VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitation agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS2GE-2 (R-025828-4 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series II

(formerly DWS Variable Series II)

Deutsche Global Growth VIP

(formerly DWS Global Growth VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
21 Report of Independent Registered Public Accounting Firm
22 Information About Your Fund's Expenses
23 Tax Information
24 Proxy Voting
25 Advisory Agreement Board Considerations and Fee Evaluation
28 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.45% and 1.81% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Global Growth VIP

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Global Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,012	$14,494	$14,104	$18,025
	Average annual total return	0.21%	13.17%	7.12%	6.07%
MSCI World Index	Growth of $10,000	$10,494	$15,397	$16,255	$17,955
	Average annual total return	4.94%	15.47%	10.20%	6.03%
Deutsche Global Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,976	$14,336	$13,854	$17,387
	Average annual total return	–0.15%	12.76%	6.74%	5.69%
MSCI World Index	Growth of $10,000	$10,494	$15,397	$16,255	$17,955
	Average annual total return	4.94%	15.47%	10.20%	6.03%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

The Fund’s Class A shares returned 0.21% during 2014, underperforming the 4.94% return of the MSCI World Index.1 The leading cause of the Fund’s shortfall was its overweight position in the international markets, which amplified the impact of both the foreign markets’ underperformance and the weakness in non-U.S. currencies relative to the dollar. On a sector basis, the Fund’s investments trailed the benchmark in the information technology, industrial and consumer discretionary sectors.2 The largest individual detractors in each group were AVEVA Group PLC, Colfax Corp. and Las Vegas Sands Corp., respectively.3

On the plus side, the Fund’s sector weightings played a positive role in its 12-month results. An underweight position in the energy sector, which lagged significantly, and an overweight position in health care, which outperformed the broader market by a wide margin, made positive contributions to performance.4 Among individual stocks, many of the leading contributors were companies that were acquired or bid for during the period, including Beam, Inc.,* Monster Beverage Corp., DIRECTV and Allergan, Inc.*

As of December 31, 2014, 47% of the portfolio was invested in the United States, and 53% was invested in the international markets. The Fund’s overweight in the international markets reflects the fact that we continued to find a higher representation of reasonably valued growth companies overseas. Within the international segment, we held an overweight position in emerging-markets stocks. We achieved this exposure through direct investments in emerging-markets companies and positions in developed-market companies with above-average exposure to the developing world. While this can have a negative impact on performance during periods of elevated investor risk aversion, we also believe the asset class is home to some of the most attractively valued growth companies in the global markets. On a sector basis, the Fund closed the year with overweight positions in the industrials, health care and consumer staples sectors, and it was underweight in financials, telecommunication services and energy.5

Although the Fund underperformed during the past 12 months, we believe in the long-term value of our strategy. We do not simply invest in the highest-growth companies without regard to their valuations or fundamentals. Instead, we take a balanced approach that seeks to diversify among companies in varying stages of their growth cycle. Further, we believe our ability to invest in companies of any size and from any region provides an extensive universe from which to select stocks with the optimal combination of growth potential and reasonable valuations.

Joseph Axtell, CFA

Lead Portfolio Manager

Rafaelina M. Lee

Nils E. Ernst, PhD

Martin Berberich, CFA

Sebastian P. Werner, PhD

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The MSCI World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the United States Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

3 Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.

4 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

5 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

* Not held in the portfolio as of December 31, 2014.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/14	12/31/13

Common Stocks	95%	96%
Cash Equivalents	4%	3%
Participatory Notes	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/14	12/31/13

Industrials	20%	20%
Health Care	18%	14%
Consumer Staples	13%	12%
Consumer Discretionary	12%	14%
Financials	11%	15%
Information Technology	10%	14%
Materials	9%	4%
Energy	6%	7%
Telecommunication Services	1%	—
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/14	12/31/13

United States	47%	45%
Europe	29%	30%
United Kingdom	7%	9%
Canada	7%	6%
Asia (excluding Japan)	5%	6%
Latin America	2%	1%
Japan	2%	2%
Africa	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
	Shares	Value ($)

Common Stocks 95.1%
Belgium 1.8%
Anheuser-Busch InBev NV (Cost $714,968)	7,600	855,256
Bermuda 0.3%
Lazard Ltd. "A" (Cost $57,740)	2,418	120,973
Brazil 0.7%
Estacio Participacoes SA (Cost $395,451)	38,000	336,288
Canada 6.5%
Agnico Eagle Mines Ltd.	13,000	323,570
Alimentation Couche-Tard, Inc. "B"	17,000	712,455
Brookfield Asset Management, Inc. "A"	17,000	851,902
Canadian Pacific Railway Ltd.	3,700	712,580
Goldcorp, Inc.	10,000	185,200
Quebecor, Inc. "B"	5,134	141,143
SunOpta, Inc.*	11,038	130,800
(Cost $2,557,522)		3,057,650
China 0.3%
Minth Group Ltd. (Cost $102,218)	58,373	120,392
Cyprus 0.1%
Prosafe SE (Cost $134,120)	14,729	45,064
Finland 1.0%
Cramo Oyj	3,923	57,331
Stora Enso Oyj "R"	47,000	418,352
(Cost $480,754)		475,683
France 1.9%
Airbus Group NV	6,500	322,837
Pernod Ricard SA	5,000	554,385
(Cost $1,013,993)		877,222
Germany 6.4%
adidas AG	6,100	425,159
BASF SE	4,700	397,309
Bayer AG (Registered)	1,800	246,077
Fresenius Medical Care AG & Co. KGaA	15,300	1,145,065
LANXESS AG	9,500	441,971
Patrizia Immobilien AG	5,535	81,633
United Internet AG (Registered)	4,055	183,886
Vib Vermoegen AG	4,543	77,885
(Cost $2,939,609)		2,998,985
Hong Kong 1.6%
K Wah International Holdings Ltd.	205,757	108,932
Michael Kors Holdings Ltd.* (b)	4,000	300,400
Playmates Toys Ltd.	230,951	48,930
REXLot Holdings Ltd.	1,194,912	94,941
Sun Hung Kai & Co., Ltd.	101,067	77,084
Techtronic Industries Co., Ltd.	41,213	132,075
(Cost $774,685)		762,362
Indonesia 0.4%
PT Arwana Citramulia Tbk	1,118,618	78,013
PT Multipolar Tbk	1,697,639	113,658
(Cost $180,557)		191,671
	Shares	Value ($)

Ireland 2.9%
Greencore Group PLC	16,069	71,119
Kerry Group PLC "A"	7,500	517,471
Paddy Power PLC	1,225	101,970
Ryanair Holdings PLC (ADR)* (a) (c)	2,097	149,453
Shire PLC	7,700	544,800
(Cost $1,022,962)		1,384,813
Italy 1.4%
Prysmian SpA	4,827	87,857
Sorin SpA*	80,000	186,416
Unipol Gruppo Finanziario SpA	83,000	409,900
(Cost $613,940)		684,173
Japan 1.7%
Ai Holdings Corp.	5,340	94,283
Avex Group Holdings, Inc.	6,079	99,613
Kusuri No Aoki Co., Ltd.	3,604	195,957
MISUMI Group, Inc.	2,280	74,892
Nippon Seiki Co., Ltd.	7,783	175,507
United Arrows Ltd.	2,070	57,889
Universal Entertainment Corp.	5,003	74,648
UT Holdings Co., Ltd.	10,269	43,585
(Cost $772,613)		816,374
Luxembourg 1.1%
Eurofins Scientific (Cost $494,226)	2,100	534,729
Malaysia 0.8%
Hartalega Holdings Bhd.	59,558	119,262
IHH Healthcare Bhd.	150,000	206,415
Tune Ins Holdings Bhd.	110,328	53,188
(Cost $381,743)		378,865
Netherlands 2.5%
Brunel International NV	3,065	50,231
Constellium NV "A"* (b)	6,849	112,529
ING Groep NV (CVA)*	36,000	466,114
SBM Offshore NV*	6,282	74,496
Sensata Technologies Holding NV* (a) (b)	8,632	452,403
(Cost $1,204,224)		1,155,773
Norway 1.4%
DNO ASA*	105,000	223,448
Statoil ASA	24,000	420,586
(Cost $622,524)		644,034
Panama 1.4%
Banco Latinoamericano de Comercio Exterior SA "E"	4,357	131,146
Copa Holdings SA "A" (a)	5,300	549,292
(Cost $707,404)		680,438
Philippines 1.0%
Alliance Global Group, Inc.	181,474	90,575
Metropolitan Bank & Trust Co.	200,000	368,730
(Cost $501,330)		459,305
Singapore 0.2%
Lian Beng Group Ltd. (Cost $105,481)	252,856	115,406
	Shares	Value ($)

South Africa 0.9%
MTN Group Ltd. (Cost $416,095)	21,500	408,001
Spain 0.8%
Mediaset Espana Comunicacion SA* (Cost $358,005)	31,000	387,154
Sweden 3.2%
Assa Abloy AB "B"	7,500	396,352
Atlas Copco AB "A"	16,500	459,312
Svenska Cellulosa AB "B"	31,000	669,477
(Cost $1,599,922)		1,525,141
Switzerland 2.9%
Dufry AG (Registered)*	645	95,615
Nestle SA (Registered)	11,000	806,317
Novartis AG (Registered)	2,700	248,312
Swatch Group AG (Bearer)	500	222,019
(Cost $1,401,136)		1,372,263
Taiwan 0.1%
Kinpo Electronics, Inc.* (Cost $58,427)	145,443	66,883
Thailand 0.1%
Malee Sampran PCL (Foreign Registered) (Cost $82,517)	47,499	39,703
United Kingdom 6.8%
Anglo American PLC	26,500	490,302
Arrow Global Group PLC	25,631	90,370
Aveva Group PLC	10,500	214,939
Babcock International Group PLC	8,401	137,448
British American Tobacco PLC	5,800	315,136
Clinigen Healthcare Ltd.	7,944	65,046
Crest Nicholson Holdings PLC	16,154	97,297
Domino's Pizza Group PLC	6,860	75,083
Halma PLC	22,000	234,535
Hargreaves Lansdown PLC	5,352	83,447
HellermannTyton Group PLC	16,957	82,910
Howden Joinery Group PLC	15,644	97,276
IG Group Holdings PLC	8,745	97,472
IMI PLC	15,000	293,643
Indivior PLC*	5,000	11,643
Jardine Lloyd Thompson Group PLC	4,314	59,844
John Wood Group PLC	7,794	71,684
Monitise PLC*	60,576	23,547
Polypipe Group PLC	21,583	82,710
Reckitt Benckiser Group PLC	5,000	403,357
Rotork PLC	2,254	81,111
Spirax-Sarco Engineering PLC	2,181	96,925
(Cost $3,646,803)		3,205,725
United States 44.9%
Actavis PLC* (a)	3,000	772,230
Advance Auto Parts, Inc.	880	140,166
Affiliated Managers Group, Inc.*	583	123,736
Agilent Technologies, Inc.	5,000	204,700
Alliance Data Systems Corp.*	1,900	543,495
Altra Industrial Motion Corp. (a)	1,695	48,121
Amgen, Inc.	3,300	525,657
Amphenol Corp. "A"	18,500	995,485
BE Aerospace, Inc.*	901	52,276
Biogen Idec, Inc.*	600	203,670
	Shares	Value ($)

BorgWarner, Inc.	1,739	95,558
Bristol-Myers Squibb Co.	9,300	548,979
Cardtronics, Inc.* (a)	2,723	105,053
Casey's General Stores, Inc. (a)	1,299	117,326
Cerner Corp.*	7,000	452,620
Colfax Corp.* (a)	12,000	618,840
Danaher Corp.	6,000	514,260
DigitalGlobe, Inc.* (a)	2,120	65,656
DIRECTV*	8,000	693,600
eBay, Inc.*	10,000	561,200
Ecolab, Inc.	5,400	564,408
Encore Capital Group, Inc.*	2,640	117,216
Express Scripts Holding Co.*	11,500	973,705
Exxon Mobil Corp.	6,000	554,700
Fox Factory Holding Corp.* (a)	5,680	92,186
Gentherm, Inc.* (a)	2,536	92,868
Hain Celestial Group, Inc.*	1,892	110,285
HeartWare International, Inc.*	869	63,811
Jack in the Box, Inc.	1,486	118,821
JPMorgan Chase & Co.	12,500	782,250
Kindred Healthcare, Inc.	4,316	78,465
KLX, Inc.*	1	21
Las Vegas Sands Corp.	10,500	610,680
Manitowoc Co., Inc.	3,394	75,007
MasTec, Inc.*	15,000	339,150
MasterCard, Inc. "A"	10,300	887,448
Middleby Corp.*	1,500	148,650
Molina Healthcare, Inc.* (a)	2,427	129,917
Monster Beverage Corp.*	4,700	509,245
Nielsen NV	13,000	581,490
Noble Energy, Inc.	14,000	664,020
Oaktree Capital Group LLC (a)	2,483	128,694
Oil States International, Inc.*	1,255	61,369
Omnicare, Inc.	7,000	510,510
Pacira Pharmaceuticals, Inc.*	1,043	92,472
Pall Corp.	7,600	769,196
Polaris Industries, Inc. (a)	831	125,680
Praxair, Inc. (a)	7,000	906,920
Primoris Services Corp. (a)	3,105	72,160
Providence Service Corp.*	3,304	120,398
PTC, Inc.*	2,095	76,782
Retrophin, Inc.*	4,841	59,254
Roadrunner Transportation Systems, Inc.* (a)	3,788	88,450
Schlumberger Ltd.	5,900	503,919
Sinclair Broadcast Group, Inc. "A"	3,377	92,395
Tenneco, Inc.*	2,009	113,729
The Travelers Companies, Inc.	4,600	486,910
Thoratec Corp.*	3,362	109,130
TiVo, Inc.* (a)	5,160	61,094
TriNet Group, Inc.*	3,285	102,755
Tristate Capital Holdings, Inc.*	6,324	64,758
United Rentals, Inc.*	1,273	129,859
United Technologies Corp.	6,200	713,000
Urban Outfitters, Inc.* (a)	3,166	111,222
VeriFone Systems, Inc.*	3,473	129,196
WABCO Holdings, Inc.*	1,138	119,240
Waddell & Reed Financial, Inc. "A"	2,206	109,903
Western Digital Corp.	2,468	273,208
Zeltiq Aesthetics, Inc.*	4,426	123,530
Zoe's Kitchen, Inc.*	1,665	49,800
(Cost $17,842,982)		21,182,504
Total Common Stocks (Cost $41,183,951)		44,882,830
	Shares	Value ($)

Participatory Note 0.3%
Nigeria
Zenith Bank PLC (issuer Merrill Lynch International), Expiration Date 8/21/2015 (Cost $195,000)	1,500,000	150,901

Securities Lending Collateral 9.2%
Daily Assets Fund Institutional, 0.10% (d) (e) (Cost $4,347,994)	4,347,994	4,347,994
	Shares	Value ($)

Cash Equivalents 4.4%
Central Cash Management Fund, 0.06% (d) (Cost $2,059,101)	2,059,101	2,059,101

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $47,786,046)†	109.0	51,440,826
Other Assets and Liabilities, Net	(9.0)	(4,250,029)
Net Assets	100.0	47,190,797

* Non-income producing security.

† The cost for federal income tax purposes was $47,953,852. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $3,486,974. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,126,568 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,639,594.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $4,241,229, which is 9.0% of net assets.

(b) Listed on the New York Stock Exchange.

(c) Listed on the NASDAQ Stock Market, Inc.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

At December 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized (Depreciation) ($)
Nikkei 225 Index	USD	3/12/2015	10	870,000	(17,264)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Belgium	$—	$855,256	$—	$855,256
Bermuda	120,973	—	—	120,973
Brazil	336,288	—	—	336,288
Canada	3,057,650	—	—	3,057,650
China	—	120,392	—	120,392
Cyprus	—	45,064	—	45,064
Finland	—	475,683	—	475,683
France	—	877,222	—	877,222
Germany	—	2,998,985	—	2,998,985
Hong Kong	300,400	461,962	—	762,362
Indonesia	—	191,671	—	191,671
Ireland	149,453	1,235,360	—	1,384,813
Italy	—	684,173	—	684,173
Japan	—	816,374	—	816,374
Luxembourg	—	534,729	—	534,729
Malaysia	—	378,865	—	378,865
Netherlands	564,932	590,841	—	1,155,773
Norway	—	644,034	—	644,034
Panama	680,438	—	—	680,438
Philippines	—	459,305	—	459,305
Singapore	—	115,406	—	115,406
South Africa	—	408,001	—	408,001
Spain	—	387,154	—	387,154
Sweden	—	1,525,141	—	1,525,141
Switzerland	—	1,372,263	—	1,372,263
Taiwan	—	66,883	—	66,883
Thailand	—	39,703	—	39,703
United Kingdom	—	3,205,725	—	3,205,725
United States	21,182,504	—	—	21,182,504
Participatory Notes	—	150,901	—	150,901
Short-Term Investments (f)	6,407,095	—	—	6,407,095
Total	$32,799,733	$18,641,093	$—	$51,440,826
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (g)
Futures Contracts	$(17,264)	$—	$—	$(17,264)
Total	$(17,264)	$—	$—	$(17,264)

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $41,378,951) — including $4,241,229 of securities loaned	$45,033,731
Investment in Daily Assets Fund Institutional (cost $4,347,994)*	4,347,994
Investment in Central Cash Management Fund (cost $2,059,101)	2,059,101
Total investments in securities, at value (cost $47,786,046)	51,440,826
Foreign currency, at value (cost $142,095)	138,077
Deposit with broker for futures contracts	40,772
Receivable for investments sold	1,823
Receivable for Fund shares sold	21,540
Dividends receivable	17,466
Interest receivable	978
Foreign taxes recoverable	32,785
Other assets	1,668
Total assets	51,695,935
Liabilities
Cash overdraft	19,999
Payable upon return of securities loaned	4,347,994
Payable for Fund shares redeemed	736
Payable for variation margin on futures contracts	1,764
Accrued management fees	19,097
Accrued Trustees' fees	1,869
Other accrued expenses and payables	113,679
Total liabilities	4,505,138
Net assets, at value	47,190,797
Net Assets Consist of
Undistributed net investment income	259,024
Net unrealized appreciation (depreciation) on: Investments	3,654,780
Futures	(17,264)
Foreign currency	(7,538)
Accumulated net realized gain (loss)	(41,793,664)
Paid-in capital	85,095,459
Net assets, at value	47,190,797
Class A Net Asset Value, offering and redemption price per share ($47,079,877 ÷ 4,265,093 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.04
Class B Net Asset Value, offering and redemption price per share ($110,920 ÷ 10,038 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.05

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $54,843)	$753,760
Income distributions — Central Cash Management Fund	928
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	21,801
Total income	776,489
Expenses: Management fee	464,209
Administration fee	50,733
Services to shareholders	1,392
Record keeping fees (Class B)	798
Distribution service fee (Class B)	2,250
Custodian fee	61,738
Professional fees	78,740
Reports to shareholders	24,735
Trustees' fees and expenses	5,031
Other	30,378
Total expenses before expense reductions	720,004
Expense reductions	(299,070)
Total expenses after expense reductions	420,934
Net investment income (loss)	355,555
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,316,311
Futures	69,674
Foreign currency	(13,527)
2,372,458
Change in net unrealized appreciation (depreciation) on: Investments	(2,557,854)
Futures	(17,264)
Foreign currency	(4,877)
(2,579,995)
Net gain (loss)	(207,537)
Net increase (decrease) in net assets resulting from operations	$148,018

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$355,555	$518,403
Net realized gain (loss)	2,372,458	9,003,948
Change in net unrealized appreciation (depreciation)	(2,579,995)	1,089,980
Net increase (decrease) in net assets resulting from operations	148,018	10,612,331
Distributions to shareholders from: Net investment income: Class A	(509,707)	(689,482)
Class B	(15,999)	(27,740)
Total distributions	(525,706)	(717,222)
Fund share transactions: Class A Proceeds from shares sold	2,921,038	4,242,450
Reinvestment of distributions	509,707	689,482
Payments for shares redeemed	(7,205,720)	(16,663,817)
Net increase (decrease) in net assets from Class A share transactions	(3,774,975)	(11,731,885)
Class B Proceeds from shares sold	24,993	147,425
Reinvestment of distributions	15,999	27,740
Payments for shares redeemed	(2,651,803)	(823,023)
Net increase (decrease) in net assets from Class B share transactions	(2,610,811)	(647,858)
Increase (decrease) in net assets	(6,763,474)	(2,484,634)
Net assets at beginning of period	53,954,271	56,438,905
Net assets at end of period (including undistributed net investment income of $259,024 and $478,685, respectively)	$47,190,797	$53,954,271
Other Information
Class A Shares outstanding at beginning of period	4,601,327	5,793,732
Shares sold	261,234	422,826
Shares issued to shareholders in reinvestment of distributions	46,464	71,746
Shares redeemed	(643,932)	(1,686,977)
Net increase (decrease) in Class A shares	(336,234)	(1,192,405)
Shares outstanding at end of period	4,265,093	4,601,327
Class B Shares outstanding at beginning of period	246,555	311,300
Shares sold	2,774	14,554
Shares issued to shareholders in reinvestment of distributions	1,453	2,878
Shares redeemed	(240,744)	(82,177)
Net increase (decrease) in Class B shares	(236,517)	(64,745)
Shares outstanding at end of period	10,038	246,555

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.13	$9.24	$7.90	$9.28	$8.24
Income (loss) from investment operations: Net investment incomea	.08	.10	.12	.11	.06
Net realized and unrealized gain (loss)	(.06)	1.92	1.34	(1.43)	1.06
Total from investment operations	.02	2.02	1.46	(1.32)	1.12
Less distributions from: Net investment income	(.11)	(.13)	(.12)	(.06)	(.08)
Net asset value, end of period	$11.04	$11.13	$9.24	$7.90	$9.28
Total Return (%)b	.21	22.08	18.60	(14.39)	13.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	51	54	49	68
Ratio of expenses before expense reductions (%)	1.41	1.45	1.42	1.37	1.41
Ratio of expenses after expense reductions (%)	.82	.88	.99	1.03	1.05
Ratio of net investment income (%)	.71	1.00	1.40	1.24	.77
Portfolio turnover rate (%)	63	171	107	127	165
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.14	$9.25	$7.91	$9.29	$8.25
Income (loss) from investment operations: Net investment incomea	.02	.07	.09	.08	.04
Net realized and unrealized gain (loss)	(.04)	1.92	1.34	(1.44)	1.05
Total from investment operations	(.02)	1.99	1.43	(1.36)	1.09
Less distributions from: Net investment income	(.07)	(.10)	(.09)	(.02)	(.05)
Net asset value, end of period	$11.05	$11.14	$9.25	$7.91	$9.29
Total Return (%)b	(.15)	21.62	18.16	(14.67)	13.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	3	3	3	5
Ratio of expenses before expense reductions (%)	1.76	1.81	1.76	1.72	1.76
Ratio of expenses after expense reductions (%)	1.15	1.23	1.34	1.38	1.40
Ratio of net investment income (%)	.14	.66	1.04	.88	.42
Portfolio turnover rate (%)	63	171	107	127	165
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Growth VIP (formerly DWS Global Growth VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (formerly DWS Variable Series II) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $41,532,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($23,743,000) and December 31, 2017 ($17,789,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures contracts, income received from Passive Foreign Investment Companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$357,234
Capital loss carryforwards	$(41,532,000)
Unrealized appreciation (depreciation) on investments	$3,486,974

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$525,706	$717,222

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2014, the Fund invested in futures as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund also invested in futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2014, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in futures contracts purchased had a total notional value from $0 to approximately $870,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(17,264)
The above derivative is located in the following Statement of Assets and Liabilities account:
(a) Includes cumulative appreciation (depreciation) of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$69,674
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(17,264)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment transactions (excluding short-term investments) aggregated $30,718,408 and $37,584,353, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.915% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.80%
Class B	1.15%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.90%
Class B	1.25%

For the year ended December 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$293,634
Class B	5,436
$299,070

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $50,733, of which $4,023 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$303	$50
Class B	60	9
	$363	$59

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2014, the Distribution Service Fee aggregated $2,250, of which $24 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $15,398, of which $5,266 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

At December 31, 2014, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 72% and 23%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 53% and 39%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Global Growth VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Global Growth VIP (formerly DWS Global Growth VIP) (the "Fund") (one of the series constituting Deutsche Variable Series II (formerly DWS Variable Series II)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Growth VIP at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2015

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$956.60	$954.20
Expenses Paid per $1,000*	$4.19	$5.91
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,020.92	$1,019.16
Expenses Paid per $1,000*	$4.33	$6.11

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Global Growth VIP	.85%	1.20%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid foreign taxes of $32,608 and earned $196,098 of foreign source income during the year ended December 31, 2014. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.05 per share as income earned from foreign sources for the year ended December 31, 2014.

For corporate shareholders, 25% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2014, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Growth VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS2GG-2 (R-025830-5 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series II

(formerly DWS Variable Series II)

Deutsche Global Income Builder VIP

(formerly DWS Global Income Builder VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
30 Statement of Assets and Liabilities
31 Statement of Operations
32 Statement of Changes in Net Assets
33 Financial Highlights
34 Notes to Financial Statements
43 Report of Independent Registered Public Accounting Firm
44 Information About Your Fund's Expenses
45 Tax Information
46 Proxy Voting
47 Advisory Agreement Board Considerations and Fee Evaluation
50 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 is 0.60% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Global Income Builder VIP

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
The S&P® Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P® Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Global Income Builder VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,383	$13,681	$15,000	$16,219
	Average annual total return	3.83%	11.01%	8.45%	4.95%
Russell 1000® Index	Growth of $10,000	$11,324	$17,549	$20,679	$21,509
	Average annual total return	13.24%	20.62%	15.64%	7.96%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,597	$10,820	$12,431	$15,842
	Average annual total return	5.97%	2.66%	4.45%	4.71%
S&P® Target Risk Moderate Index	Growth of $10,000	$10,449	$12,534	$13,871	$16,185
	Average annual total return	4.49%	7.82%	6.76%	4.93%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

The Fund returned 3.83% during the 12 months ended December 31, 2014 (Class A shares, unadjusted for contract charges), underperforming the 4.49% return of S&P® Target Risk Moderate Index. Its two other benchmarks — the Barclays U.S. Aggregate Bond Index, which represents domestic taxable investment-grade bonds, and the Russell 1000® Index, which tracks the performance of the 1,000 largest stocks in the Russell 3000® Index — returned 5.97% and 13.24%, respectively.1,2,3

As of December 31, 2014, 53% of the portfolio was allocated to global equities and 36% was allocated to bonds, with the remainder in cash. When our team took over the Fund in March 2012, we established an equal, 50-50 weighting between stocks and bonds. We subsequently allowed the Fund’s equity allocation to increase to 65% of assets by the end of April 2014 as the stock market rallied, which enabled the Fund to participate in stocks’ outperformance during this time. In May 2014, we reduced the Fund's equity allocation on the belief that a more balanced weighting was appropriate given stocks’ long streak of outperformance. We reduced the equity weighting further during July 2014 in response to the rising risks for the global equity markets. We believe this reduced weighting is appropriate given our views regarding valuations, interest rates and economic growth.

The Fund’s equity portfolio outperformed the benchmark during the period. Stock selection, particularly in the health care, industrials and financials sectors, was the primary driver of positive performance. Among individual stocks, the leading contributors to performance were Southwest Airlines Co. and Delta Air Lines, Inc., both of which were helped by falling industry capacity and lower oil prices. However, some of this positive impact was offset by the portfolio’s allocation to international stocks, which underperformed the U.S.-only equity benchmark, as well as its underweight position in the outperforming health care sector.4 The largest individual detractors from performance were an underweight in Apple, Inc. and overweights in the energy stock Ensco PLC* and Deutsche Lufthansa AG.

Throughout the period, the Fund used derivatives — including forward currency contracts — to hedge currency risk in certain portfolio positions, offsetting the potential impact of the downturn in foreign currencies relative to the U.S. dollar. It also used interest rate contracts to hedge against potential adverse interest rate movements on portfolio assets. In addition, the Fund used derivatives, including forward currency and interest rate contracts, for non-hedging purposes, to seek to enhance potential gains. Derivatives used for non-hedging purposes contributed to returns.

After performing very well through the first six months of the year, the bond portfolio’s subsequent underperformance caused it to finish behind its benchmark. During the first half, the Fund’s overweight positions in high-yield bonds and emerging-markets debt outperformed in an environment of improving global growth. This backdrop shifted later in the year, however, as slowing growth and falling oil prices weighed on these asset classes. Nevertheless, we continue to see opportunities in all three market segments given the backdrop of improving domestic growth and investors’ ongoing reach for yield at a time of ultralow interest rates.
Di Kumble, CFA William Chepolis, CFA Philip G. Condon	Gary Russell, CFA John D. Ryan Darwei Kung
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The S&P Target Risk Moderate Index is designed to measure the performance of S&P’s proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation and an opportunity for moderate-to-low capital appreciation.

2 The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

3 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

4 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

* Not held in the portfolio as of December 31, 2014.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/14	12/31/13

Equity	53%	63%
Common Stocks	53%	63%

Fixed Income	36%	33%
Corporate Bonds	25%	23%
Government & Agency Obligations	8%	5%
Collateralized Mortgage Obligations	1%	2%
Mortgage-Backed Securities Pass-Throughs	1%	1%
Asset-Backed	1%	0%
Commercial Mortgage-Backed Securities	0%	1%
Municipal Bonds and Notes	0%	1%
Loan Participations and Assignments	—	0%

Cash Equivalents	11%	4%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Preferred Securities, Convertible Bonds and Other Investments)	12/31/14	12/31/13

Financials	22%	22%
Consumer Discretionary	12%	13%
Energy	10%	9%
Industrials	10%	11%
Telecommunication Services	10%	9%
Information Technology	9%	12%
Health Care	8%	6%
Consumer Staples	8%	7%
Materials	6%	5%
Utilities	5%	6%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014

	Shares	Value ($)

Common Stocks 53.1%
Consumer Discretionary 5.5%
Auto Components 0.6%
Aisin Seiki Co., Ltd.	2,664	95,751
Bridgestone Corp.	7,805	271,230
Cie Generale des Etablissements Michelin	243	22,031
Delphi Automotive PLC	3,154	229,359
Denso Corp.	79	3,682
Johnson Controls, Inc.	1,959	94,698
Magna International, Inc.	1,176	127,429
Sumitomo Electric Industries Ltd.	16,605	207,178
Sumitomo Rubber Industries Ltd.	12,693	188,985
Toyota Industries Corp.	79	4,037
TRW Automotive Holdings Corp.*	1,936	199,117
Yokohama Rubber Co., Ltd.	23,087	210,924
		1,654,421
Automobiles 1.3%
Bayerische Motoren Werke (BMW) AG	1,177	127,827
Daihatsu Motor Co., Ltd.	7,600	99,691
Daimler AG (Registered)	1,727	144,085
Ford Motor Co.	29,568	458,304
General Motors Co.	14,040	490,136
Honda Motor Co., Ltd.	10,350	300,975
Isuzu Motors Ltd.	3,500	42,702
Mitsubishi Motors Corp.	3,838	35,160
Nissan Motor Co., Ltd.	40,585	353,505
Renault SA	4,500	328,840
Toyota Motor Corp.	6,190	386,012
Volkswagen AG	2,482	540,814
		3,308,051
Hotels, Restaurants & Leisure 0.4%
Carnival Corp.	4,858	220,213
Compass Group PLC	710	12,102
Dawn Holdings, Inc.* (a)	1	1,831
McDonald's Corp.	3,056	286,347
Royal Caribbean Cruises Ltd.	799	65,862
Starbucks Corp.	2,821	231,463
Trump Entertainment Resorts, Inc.*	2	0
Yum! Brands, Inc.	1,959	142,713
		960,531
Household Durables 0.3%
Mohawk Industries, Inc.*	784	121,802
Persimmon PLC	6,152	150,490
Sekisui House Ltd.	13,454	176,218
Toll Brothers, Inc.*	4,100	140,507
Whirlpool Corp.	446	86,408
		675,425
Leisure Products 0.1%
Hasbro, Inc. (b)	2,821	155,127
Media 1.5%
CBS Corp. "B"	1,176	65,080
Comcast Corp. "A" (b)	7,914	455,569
Comcast Corp. "A"	6,974	404,562
DIRECTV*	1,545	133,951
Discovery Communications, Inc. "A"*	4,200	144,690
	Shares	Value ($)

Discovery Communications, Inc. "C"*	6,500	219,180
News Corp. "A"*	5,485	86,060
Omnicom Group, Inc.	627	48,574
Scripps Networks Interactive, Inc. "A"	2,273	171,089
SES SA	5	179
Shaw Communications, Inc. "B"	7,444	200,869
Sky PLC	10,533	146,601
Thomson Reuters Corp.	4,231	170,689
Time Warner Cable, Inc.	1,254	190,683
Time Warner, Inc.	4,047	345,695
Twenty-First Century Fox, Inc. "A"	3,056	117,366
Twenty-First Century Fox, Inc. "B"	4,701	173,420
Viacom, Inc. "B"	1,881	141,545
Walt Disney Co.	3,683	346,902
WPP PLC	4,538	94,146
		3,656,850
Multiline Retail 0.3%
Canadian Tire Corp., Ltd. "A"	157	16,586
Dollar General Corp.*	1,959	138,501
Kohl's Corp.	3,291	200,883
Macy's, Inc.	2,194	144,255
Target Corp.	3,683	279,577
		779,802
Specialty Retail 0.6%
Advance Auto Parts, Inc.	1,200	191,136
AutoZone, Inc.*	314	194,400
Bed Bath & Beyond, Inc.*	941	71,676
Best Buy Co., Inc.	4,800	187,104
GameStop Corp. "A" (b)	3,392	114,649
Hikari Tsushin, Inc.	1,900	115,651
Home Depot, Inc.	2,038	213,929
Lowe's Companies, Inc.	1,332	91,642
O'Reilly Automotive, Inc.*	314	60,483
The Gap, Inc.	862	36,299
TJX Companies, Inc.	1,567	107,465
Yamada Denki Co., Ltd. (b)	40,400	134,843
		1,519,277
Textiles, Apparel & Luxury Goods 0.4%
Christian Dior SA	933	159,410
Cie Financiere Richemont SA (Registered)	1,534	135,878
Hermes International	51	18,185
Michael Kors Holdings Ltd.*	706	53,021
NIKE, Inc. "B"	564	54,228
Swatch Group AG (Bearer)	205	91,028
Swatch Group AG (Registered)	1,724	149,116
VF Corp.	2,642	197,886
Yue Yuen Industrial (Holdings) Ltd.	18,804	67,579
		926,331
Consumer Staples 4.7%
Beverages 0.6%
Anheuser-Busch InBev NV	450	50,640
Carlsberg AS "B"	1,729	134,267
Coca-Cola Co.	6,268	264,635
Constellation Brands, Inc. "A"*	2,100	206,157
Diageo PLC	2,821	80,910
Dr. Pepper Snapple Group, Inc.	2,586	185,364
Heineken Holding NV	1,747	109,506
	Shares	Value ($)

Heineken NV	355	25,219
Molson Coors Brewing Co. "B"	2,899	216,033
PepsiCo, Inc.	3,567	337,296
		1,610,027
Food & Staples Retailing 1.7%
Aeon Co., Ltd.	12,615	126,975
Alimentation Couche-Tard, Inc. "B"	3,152	132,097
Casino Guichard-Perrachon SA	524	48,221
Costco Wholesale Corp.	1,332	188,811
CVS Health Corp.	5,642	543,381
Empire Co., Ltd. "A"	3,134	236,358
George Weston Ltd.	3,448	297,820
ICA Gruppen AB	4,973	194,647
J Sainsbury PLC	52,473	199,489
Koninklijke Ahold NV	4,417	78,517
Kroger Co.	5,877	377,362
Lawson, Inc.	862	52,124
Loblaw Companies Ltd.	1,756	93,967
Metro, Inc.	1,332	106,968
Safeway, Inc.	7,499	263,365
Seven & I Holdings Co., Ltd.	1,567	56,523
Sysco Corp.	3,761	149,274
Wal-Mart Stores, Inc.	6,112	524,899
Walgreens Boots Alliance, Inc.	2,245	171,069
WM Morrison Supermarkets PLC	60,530	172,266
Woolworths Ltd.	4,247	105,815
		4,119,948
Food Products 1.3%
Archer-Daniels-Midland Co.	5,328	277,056
Aryzta AG	1,318	101,272
Bunge Ltd.	3,296	299,639
Chocoladefabriken Lindt & Sprungli AG	23	113,546
ConAgra Foods, Inc.	4,466	162,026
General Mills, Inc.	4,780	254,917
Golden Agri-Resources Ltd.	312,000	108,201
Hormel Foods Corp.	2,038	106,180
Kellogg Co.	2,899	189,711
Kraft Foods Group, Inc.	2,116	132,589
McCormick & Co., Inc.	941	69,916
Mondelez International, Inc. "A"	7,679	278,940
Nestle SA (Registered)	4,850	355,512
Tate & Lyle PLC	6,434	60,438
The Hershey Co.	706	73,375
The JM Smucker Co.	1,567	158,236
Tyson Foods, Inc. "A"	7,052	282,715
Wilmar International Ltd.	61,112	149,081
		3,173,350
Household Products 0.5%
Church & Dwight Co., Inc.	1,803	142,094
Clorox Co.	784	81,701
Colgate-Palmolive Co.	2,429	168,062
Kimberly-Clark Corp.	2,038	235,471
Procter & Gamble Co.	4,566	415,917
Reckitt Benckiser Group PLC	1,733	139,804
		1,183,049
Tobacco 0.6%
Altria Group, Inc.	5,410	266,551
British American Tobacco PLC	4,589	249,338
Imperial Tobacco Group PLC	4,735	207,361
Japan Tobacco, Inc.	5,877	161,371
Lorillard, Inc.	3,134	197,254
	Shares	Value ($)

Philip Morris International, Inc.	3,918	319,121
Reynolds American, Inc.	1,723	110,737
		1,511,733
Energy 4.4%
Energy Equipment & Services 0.4%
Baker Hughes, Inc.	4,454	249,736
Halliburton Co.	1,254	49,320
Nabors Industries Ltd. (b)	24,300	315,414
National Oilwell Varco, Inc.	1,254	82,174
Schlumberger Ltd.	2,273	194,137
		890,781
Oil, Gas & Consumable Fuels 4.0%
Apache Corp.	1,567	98,204
BG Group PLC	6,894	91,764
BP PLC	119,052	755,949
Cabot Oil & Gas Corp.	3,996	118,322
Canadian Natural Resources Ltd.	1,646	50,890
Cenovus Energy, Inc.	4,800	99,033
Chevron Corp.	4,780	536,220
ConocoPhillips	3,536	244,196
Devon Energy Corp.	2,038	124,746
Enbridge, Inc.	392	20,157
Eni SpA	9,313	162,653
Exxon Mobil Corp.	4,701	434,607
Hess Corp.	1,834	135,386
HollyFrontier Corp.	7,389	276,940
Husky Energy, Inc.	12,856	304,304
Idemitsu Kosan Co., Ltd.	30,827	510,803
Imperial Oil Ltd.	6,974	300,438
JX Holdings, Inc.	144,285	562,118
Kinder Morgan, Inc. (b)	2,935	124,180
Marathon Oil Corp.	3,103	87,784
Marathon Petroleum Corp.	3,621	326,831
Murphy Oil Corp.	2,806	141,759
Occidental Petroleum Corp.	5,169	416,673
OMV AG	10,626	281,182
Origin Energy Ltd.	152	1,434
Pacific Rubiales Energy Corp.	4,623	28,610
Phillips 66	4,075	292,178
Repsol SA	5,901	109,689
Royal Dutch Shell PLC "A"	17,458	578,671
Royal Dutch Shell PLC "B"	14,953	513,694
Showa Shell Sekiyu KK (b)	54,039	532,587
Spectra Energy Corp.	3,448	125,162
Statoil ASA	6,006	105,252
Suncor Energy, Inc.	4,780	151,818
Tesoro Corp.	2,615	194,425
TonenGeneral Sekiyu KK	23,000	196,614
Total SA	5,089	262,385
TransCanada Corp.	2,273	111,713
Valero Energy Corp.	9,863	488,219
Woodside Petroleum Ltd.	2,606	81,016
		9,978,606
Financials 13.8%
Banks 6.2%
Aozora Bank Ltd.	90,174	279,859
Australia & New Zealand Banking Group Ltd.	8,236	214,241
Banco Bilbao Vizcaya Argentaria SA	9,682	91,122
Bank Hapoalim BM	89,396	421,612
Bank Leumi Le-Israel BM*	156,186	535,822
Bank of America Corp.	18,553	331,913
	Shares	Value ($)

Bank of East Asia Ltd.	21,938	88,132
Bank of Montreal (b)	5,328	376,876
Bank of Nova Scotia	5,646	322,247
Barclays PLC	38,749	145,677
BB&T Corp.	6,190	240,729
Bendigo & Adelaide Bank Ltd.	5,567	57,858
BNP Paribas SA	4,637	272,490
BOC Hong Kong (Holdings) Ltd.	93,627	311,122
Canadian Imperial Bank of Commerce	4,075	350,188
CIT Group, Inc.	5,582	266,987
Citigroup, Inc.	7,648	413,833
Comerica, Inc.	1,097	51,383
Commonwealth Bank of Australia	2,037	141,470
Credit Agricole SA	14,547	187,012
Danske Bank AS	11,160	300,367
DBS Group Holdings Ltd.	20,371	314,578
Fifth Third Bancorp.	20,603	419,786
Hang Seng Bank Ltd.	12,924	214,893
HSBC Holdings PLC	57,583	544,187
Huntington Bancshares, Inc.	17,000	178,840
ING Groep NV (CVA)*	3,416	44,229
JPMorgan Chase & Co.	6,967	435,995
KeyCorp	12,301	170,984
Lloyds Banking Group PLC*	166,742	196,900
M&T Bank Corp.	1,959	246,090
Mitsubishi UFJ Financial Group, Inc.	36,354	199,261
Mizrahi Tefahot Bank Ltd.*	15,580	163,424
Mizuho Financial Group, Inc.	238,273	400,370
National Australia Bank Ltd.	6,869	187,162
National Bank of Canada (b)	5,205	221,497
Natixis SA	12,868	84,618
Nordea Bank AB	21,868	252,564
Oversea-Chinese Banking Corp., Ltd.	25,855	203,204
PNC Financial Services Group, Inc.	4,780	436,079
Regions Financial Corp.	31,810	335,914
Resona Holdings, Inc.	47,156	238,002
Royal Bank of Canada	4,858	335,519
Royal Bank of Scotland Group PLC*	34,496	209,409
Shinsei Bank Ltd.	74,000	129,190
Skandinaviska Enskilda Banken AB "A"	13,319	168,479
Societe Generale	6,354	267,003
Standard Chartered PLC	28,317	424,670
Sumitomo Mitsui Financial Group, Inc.	5,407	195,368
SunTrust Banks, Inc.	9,077	380,326
Svenska Handelsbanken AB "A"	1,488	69,479
Swedbank AB "A"	8,410	209,266
The Bank of Yokohama Ltd.	2,744	14,893
The Chugoku Bank Ltd.	7,600	103,773
The Toronto-Dominion Bank (b)	8,229	393,176
U.S. Bancorp.	8,070	362,746
United Overseas Bank Ltd.	9,402	173,823
Wells Fargo & Co.	10,969	601,321
Westpac Banking Corp.	6,452	173,454
Yamaguchi Financial Group, Inc.	18,021	185,650
		15,287,062
Capital Markets 0.6%
3i Group PLC	33,208	230,790
Ameriprise Financial, Inc.	627	82,921
	Shares	Value ($)

Bank of New York Mellon Corp.	3,369	136,680
BlackRock, Inc.	314	112,274
Credit Suisse Group AG (Registered)	6,854	171,822
Morgan Stanley	8,070	313,116
State Street Corp.	1,724	135,334
The Goldman Sachs Group, Inc.	1,097	212,631
		1,395,568
Consumer Finance 0.4%
Ally Financial, Inc.*	19,200	453,504
American Express Co.	549	51,079
Capital One Financial Corp.	3,526	291,071
Discover Financial Services	1,959	128,295
Navient Corp.	9,100	196,651
		1,120,600
Diversified Financial Services 0.5%
Berkshire Hathaway, Inc. "B"*	1,534	230,330
CME Group, Inc.	2,038	180,669
EXOR SpA	5,932	242,010
Intercontinental Exchange, Inc.	314	68,857
Investor AB "B"	6,167	223,488
Leucadia National Corp.	627	14,057
Pargesa Holding SA (Bearer)	1,698	130,802
The NASDAQ OMX Group, Inc.	1,176	56,401
Voya Financial, Inc.	4,800	203,424
		1,350,038
Insurance 5.1%
ACE Ltd.	3,526	405,067
Aegon NV	60,006	450,225
Aflac, Inc.	4,578	279,670
Ageas	3,743	132,741
Alleghany Corp.*	471	218,309
Allianz SE (Registered)	1,307	217,163
Allstate Corp.	6,582	462,386
American International Group, Inc.	7,444	416,938
Aon PLC	471	44,665
Arch Capital Group Ltd.*	2,586	152,833
Assurant, Inc.	3,134	214,460
AXA SA	10,958	253,092
Axis Capital Holdings Ltd.	7,914	404,326
Baloise Holding AG (Registered)	1,623	207,282
Chubb Corp.	3,213	332,449
CNP Assurances	6,858	121,440
Delta Lloyd NV	10,049	220,854
Direct Line Insurance Group PLC	30,764	138,756
Everest Re Group Ltd.	2,269	386,411
FNF Group	4,700	161,915
Great-West Lifeco, Inc.	4,466	129,121
Hannover Rueck SE	2,286	207,356
Hartford Financial Services Group, Inc.	6,626	276,238
Insurance Australia Group Ltd.	2,518	12,766
Intact Financial Corp.	3,134	226,189
Legal & General Group PLC	1,991	7,647
Lincoln National Corp.	4,351	250,922
Loews Corp.	5,877	246,952
Manulife Financial Corp.	4,100	78,273
Mapfre SA	24,168	81,387
Marsh & McLennan Companies, Inc.	1,097	62,792
MetLife, Inc.	6,836	369,759
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	1,302	260,845
	Shares	Value ($)

NN Group NV*	7,530	224,375
Old Mutual PLC	11,627	34,194
PartnerRe Ltd.	3,706	422,966
Power Corp. of Canada	7,229	197,618
Power Financial Corp.	4,075	126,901
Principal Financial Group, Inc.	1,097	56,978
Progressive Corp.	4,936	133,223
Prudential Financial, Inc.	2,351	212,671
RenaissanceRe Holdings Ltd. (b)	3,526	342,798
Sampo Oyj "A"	3,489	163,598
SCOR SE	8,888	268,975
Suncorp Group Ltd.	22,938	261,382
Swiss Life Holding AG (Registered)	1,932	456,559
Swiss Re AG.	5,222	436,942
The Travelers Companies, Inc.	3,918	414,720
Tokio Marine Holdings, Inc.	4,300	139,641
Torchmark Corp.	2,821	152,814
Unum Group	7,757	270,564
W.R. Berkley Corp.	5,015	257,069
XL Group PLC	6,504	223,543
Zurich Insurance Group AG	1,371	429,319
		12,658,079
Real Estate Investment Trusts 0.3%
Dexus Property Group (REIT)	12,966	73,319
Federation Centres (REIT)	44,060	102,544
GPT Group (REIT)	19,958	70,511
H&R Real Estate Investment Trust (REIT) (Units)	5,686	106,349
Novion Property Group (REIT)	49,808	85,749
RioCan Real Estate Investment Trust (REIT)	4,858	110,516
Scentre Group (REIT)*	47,534	135,165
Westfield Corp. (REIT)	23,967	175,228
		859,381
Real Estate Management & Development 0.5%
Cheung Kong (Holdings) Ltd.	4,670	78,044
First Capital Realty, Inc.	6,425	103,194
Henderson Land Development Co., Ltd.	14,774	102,364
New World Development Co., Ltd.	47,793	54,667
Sun Hung Kai Properties Ltd.	12,536	189,562
Swire Pacific Ltd. "A"	13,320	172,550
Swiss Prime Site AG (Registered)	3,231	236,741
Wharf Holdings Ltd.	7,835	56,265
Wheelock & Co., Ltd.	41,103	190,845
		1,184,232
Thrifts & Mortgage Finance 0.2%
New York Community Bancorp., Inc. (b)	10,499	167,984
People's United Financial, Inc.	14,025	212,899
		380,883
Health Care 4.5%
Biotechnology 1.0%
Actelion Ltd. (Registered)	584	67,188
Alexion Pharmaceuticals, Inc.*	941	174,113
Amgen, Inc.	2,283	363,659
Biogen Idec, Inc.*	1,127	382,560
Celgene Corp.*	4,142	463,324
CSL Ltd.	4,391	309,175
Gilead Sciences, Inc.*	4,914	463,194
Regeneron Pharmaceuticals, Inc.*	500	205,125
		2,428,338
	Shares	Value ($)

Health Care Equipment & Supplies 0.4%
Abbott Laboratories	5,642	254,003
Baxter International, Inc.	2,664	195,244
Becton, Dickinson & Co.	862	119,956
Medtronic, Inc.	3,683	265,913
Stryker Corp.	1,190	112,253
Zimmer Holdings, Inc.	549	62,267
		1,009,636
Health Care Providers & Services 1.1%
Aetna, Inc.	3,918	348,036
AmerisourceBergen Corp.	1,411	127,216
Anthem, Inc.	2,553	320,835
Cardinal Health, Inc.	1,959	158,150
CIGNA Corp.	2,508	258,098
Express Scripts Holding Co.*	3,134	265,356
HCA Holdings, Inc.*	1,213	89,022
Humana, Inc.	894	128,405
Laboratory Corp. of America Holdings*	862	93,010
McKesson Corp.	1,019	211,524
Omnicare, Inc.	941	68,627
Quest Diagnostics, Inc.	4,231	283,731
UnitedHealth Group, Inc.	3,201	323,589
		2,675,599
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.	2,038	255,341
Pharmaceuticals 1.9%
AbbVie, Inc.	2,741	179,371
Actavis PLC*	1,019	262,301
Allergan, Inc.	1,000	212,590
AstraZeneca PLC	1,718	120,854
Bristol-Myers Squibb Co.	3,369	198,872
Eli Lilly & Co.	3,213	221,665
GlaxoSmithKline PLC	11,399	243,882
Indivior PLC*	1,733	4,035
Jazz Pharmaceuticals PLC*	1,100	180,103
Johnson & Johnson	3,605	376,975
Mallinckrodt PLC*	4,000	396,120
Merck & Co., Inc.	5,563	315,923
Mylan, Inc.*	1,176	66,291
Novartis AG (Registered)	3,719	342,027
Novo Nordisk AS ''B"	3,854	163,069
Perrigo Co. PLC	392	65,527
Pfizer, Inc.	13,555	422,238
Roche Holding AG (Genusschein)	1,112	301,397
Sanofi	1,531	139,529
Teva Pharmaceutical Industries Ltd.	5,337	306,633
Valeant Pharmaceuticals International, Inc.*	1,200	171,799
		4,691,201
Industrials 5.1%
Aerospace & Defense 0.7%
BAE Systems PLC	11,961	87,316
Boeing Co.	1,489	193,540
General Dynamics Corp.	67	9,220
Honeywell International, Inc.	2,821	281,874
L-3 Communications Holdings, Inc.	281	35,465
Lockheed Martin Corp.	767	147,701
Northrop Grumman Corp.	938	138,252
Precision Castparts Corp.	627	151,032
Raytheon Co.	2,664	288,165
Rockwell Collins, Inc.	941	79,496
	Shares	Value ($)

Thales SA	506	27,302
United Technologies Corp.	2,586	297,390
		1,736,753
Air Freight & Logistics 0.2%
FedEx Corp.	784	136,149
Royal Mail PLC	23,937	159,394
United Parcel Service, Inc. "B"	1,176	130,736
		426,279
Airlines 0.9%
American Airlines Group, Inc.	1,500	80,445
ANA Holdings, Inc.	59,000	145,221
Cathay Pacific Airways Ltd.	123,791	269,046
Delta Air Lines, Inc.	6,644	326,818
Deutsche Lufthansa AG (Registered)	22,684	379,884
easyJet PLC	3,918	101,129
Japan Airlines Co., Ltd.	14,700	429,396
Singapore Airlines Ltd.	6,474	56,573
Southwest Airlines Co.	9,753	412,747
United Continental Holdings, Inc.*	2,209	147,760
		2,349,019
Building Products 0.0%
Congoleum Corp.*	3,800	0
Commercial Services & Supplies 0.2%
G4S PLC	30	129
Quad Graphics, Inc.	13	298
Republic Services, Inc.	5,171	208,133
Tyco International PLC	2,351	103,115
Waste Management, Inc.	2,194	112,596
		424,271
Electrical Equipment 0.2%
ABB Ltd. (Registered)	8,638	182,709
AMETEK, Inc.	1,332	70,103
Eaton Corp. PLC	421	28,611
Emerson Electric Co.	2,273	140,312
		421,735
Industrial Conglomerates 0.5%
3M Co.	824	135,400
Danaher Corp.	2,664	228,331
General Electric Co.	9,038	228,390
Hutchison Whampoa Ltd.	18,021	206,547
Keppel Corp., Ltd.	21,000	140,126
Roper Industries, Inc.	862	134,774
Sembcorp Industries Ltd.	21,938	73,568
Siemens AG (Registered)	1,248	141,536
		1,288,672
Machinery 0.5%
AGCO Corp.	3,761	169,997
Caterpillar, Inc.	862	78,899
Deere & Co.	3,996	353,526
Illinois Tool Works, Inc.	549	51,990
PACCAR, Inc.	1,254	85,284
Schindler Holding AG (Registered)	503	72,144
SKF AB "B"	29	610
Stanley Black & Decker, Inc.	1,332	127,979
Yangzijiang Shipbuilding Holdings Ltd.	286,107	259,837
		1,200,266
Marine 0.5%
A P Moller-Maersk AS "A"	219	419,024
A P Moller-Maersk AS "B"	186	369,714
	Shares	Value ($)

Mitsui O.S.K Lines Ltd.	40,000	118,817
Nippon Yusen Kabushiki Kaisha	83,050	234,903
		1,142,458
Professional Services 0.1%
Adecco SA (Registered)	393	26,922
Nielsen NV	4,145	185,406
		212,328
Road & Rail 0.3%
Canadian National Railway Co.	236	16,255
CSX Corp.	3,840	139,123
East Japan Railway Co.	1,097	82,188
MTR Corp., Ltd.	27,814	113,598
Norfolk Southern Corp.	862	94,484
Union Pacific Corp.	2,194	261,371
West Japan Railway Co.	3,761	178,219
		885,238
Trading Companies & Distributors 1.0%
ITOCHU Corp.	41,839	447,328
Marubeni Corp.	100,549	602,720
Mitsubishi Corp.	23,428	429,667
Mitsui & Co., Ltd.	39,851	532,735
Sumitomo Corp.	29,466	302,645
W.W. Grainger, Inc.	627	159,816
		2,474,911
Information Technology 6.1%
Communications Equipment 0.9%
Cisco Systems, Inc.	17,899	497,861
Harris Corp.	3,369	241,962
Juniper Networks, Inc.	7,764	173,292
Motorola Solutions, Inc.	2,990	200,569
Nokia Oyj	19,776	155,648
QUALCOMM, Inc.	8,070	599,843
Telefonaktiebolaget LM Ericsson "B"	19,294	233,668
		2,102,843
Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp. "A"	1,568	84,374
Arrow Electronics, Inc.*	2,528	146,346
Avnet, Inc.	6,660	286,513
Corning, Inc.	9,440	216,459
Flextronics International Ltd.*	14,608	163,318
Hitachi Ltd.	5,485	40,135
Murata Manufacturing Co., Ltd.	706	77,119
TE Connectivity Ltd.	4,388	277,541
		1,291,805
Internet Software & Services 0.5%
eBay, Inc.*	2,942	165,105
Facebook, Inc. "A"*	5,469	426,691
Google, Inc. "A"*	792	420,283
Google, Inc. "C"*	484	254,778
LinkedIn Corp. "A"*	127	29,173
VeriSign, Inc.* (b)	521	29,697
		1,325,727
IT Services 1.8%
Accenture PLC "A"	4,075	363,938
Alliance Data Systems Corp.*	549	157,041
AtoS	1,677	132,706
Automatic Data Processing, Inc.	3,232	269,452
CGI Group, Inc. "A"*	4,701	179,211
Cognizant Technology Solutions Corp. "A"*	3,291	173,304
	Shares	Value ($)

Computer Sciences Corp.	3,840	242,112
Fidelity National Information Services, Inc.	5,798	360,636
Fiserv, Inc.*	3,761	266,918
Fujitsu Ltd.	26,000	138,498
International Business Machines Corp.	3,056	490,305
Itochu Techno-Solutions Corp.	627	22,217
MasterCard, Inc. "A"	3,134	270,025
Nomura Research Institute Ltd.	1,803	55,363
Paychex, Inc.	3,056	141,096
Total System Services, Inc.	5,250	178,290
Vantiv, Inc. "A"*	3,369	114,277
Visa, Inc. "A" (b)	1,046	274,261
Western Union Co. (b)	12,458	223,123
Xerox Corp.	22,704	314,677
		4,367,450
Semiconductors & Semiconductor Equipment 0.6%
Analog Devices, Inc.	2,586	143,575
ASML Holding NV	15	1,607
Avago Technologies Ltd.	1,646	165,571
Broadcom Corp. "A"	1,409	61,052
Intel Corp.	10,673	387,323
KLA-Tencor Corp.	456	32,066
Lam Research Corp.	64	5,078
Marvell Technology Group Ltd.	4,623	67,033
Maxim Integrated Products, Inc.	4,388	139,846
Microchip Technology, Inc. (b)	3,291	148,457
Micron Technology, Inc.*	6,093	213,316
Texas Instruments, Inc.	1,646	88,003
		1,452,927
Software 0.9%
Activision Blizzard, Inc.	10,127	204,059
ANSYS, Inc.*	784	64,288
CA, Inc.	7,236	220,336
GungHo Online Entertainment, Inc.*	10,734	39,129
Intuit, Inc.	1,034	95,324
Microsoft Corp.	10,949	508,581
Nexon Co., Ltd.	3,794	35,376
NICE Systems Ltd.	2,086	105,596
Oracle Corp.	10,813	486,261
SAP SE	751	53,100
Symantec Corp.	8,041	206,292
Synopsys, Inc.*	5,407	235,042
The Sage Group PLC	1,325	9,555
VMware, Inc. "A"*	784	64,696
		2,327,635
Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.	6,278	692,966
Canon, Inc.	6,974	221,507
EMC Corp.	8,058	239,645
Hewlett-Packard Co.	9,206	369,437
NetApp, Inc.	2,586	107,190
Ricoh Co., Ltd.	12,047	122,381
Seagate Technology PLC	3,683	244,919
Western Digital Corp.	1,959	216,861
		2,214,906
Materials 1.7%
Chemicals 0.7%
Asahi Kasei Corp.	19,219	176,130
Ashland, Inc.	862	103,233
	Shares	Value ($)

BASF SE	8	676
CF Industries Holdings, Inc.	236	64,319
Dow Chemical Co.	3,784	172,588
E.I. du Pont de Nemours & Co.	1,489	110,097
Ecolab, Inc.	392	40,972
Israel Chemicals Ltd.	17,163	123,796
LyondellBasell Industries NV "A"	2,873	228,088
Mitsubishi Gas Chemical Co., Inc.	28,000	140,657
Monsanto Co.	1,019	121,740
Praxair, Inc.	549	71,129
Solvay SA	986	133,200
Sumitomo Chemical Co., Ltd.	41,000	162,329
Syngenta AG (Registered)	306	98,257
		1,747,211
Construction Materials 0.1%
Fletcher Building Ltd.	8,805	56,792
Holcim Ltd. (Registered)	3,225	229,007
		285,799
Containers & Packaging 0.1%
Rock-Tenn Co. "A"	2,356	143,669
Metals & Mining 0.7%
Anglo American PLC	6,850	126,738
Barrick Gold Corp.	15,984	172,250
BHP Billiton Ltd.	1,942	46,081
BHP Billiton PLC	3,311	70,822
Freeport-McMoRan, Inc.	3,000	70,080
Glencore PLC	26,125	120,247
Goldcorp, Inc.	5,485	101,551
JFE Holdings, Inc.	3,600	80,130
Mitsubishi Materials Corp.	18,804	62,509
Newmont Mining Corp.	17,883	337,989
Nippon Steel & Sumitomo Metal Corp.	53,000	131,531
Nucor Corp.	4,075	199,879
Rio Tinto PLC	3,478	160,240
Silver Wheaton Corp.	9,011	183,276
		1,863,323
Paper & Forest Products 0.1%
International Paper Co.	2,874	153,989
Telecommunication Services 2.8%
Diversified Telecommunication Services 2.4%
AT&T, Inc.	18,726	629,006
BCE, Inc.	7,365	337,758
Belgacom SA	1,992	72,130
BT Group PLC	57,981	359,921
CenturyLink, Inc.	5,691	225,250
Deutsche Telekom AG (Registered)	10,731	171,999
Elisa Oyj	800	21,773
HKT Trust & HKT Ltd. (Units)	147,000	190,887
Inmarsat PLC	11,052	136,961
Nippon Telegraph & Telephone Corp.	10,383	534,289
Orange SA	11,104	188,838
PCCW Ltd.	254,633	174,120
Singapore Telecommunications Ltd.	76,045	223,060
Spark New Zealand Ltd.	56,978	138,053
Swisscom AG (Registered)	606	318,211
TDC AS	33,026	251,680
Telecom Italia SpA (RSP)	248,767	207,928
Telefonica SA	14,181	202,845
Telenor ASA	8,848	178,405
	Shares	Value ($)

TeliaSonera AB	52,444	337,265
Telstra Corp., Ltd.	66,244	321,694
TELUS Corp.	7,287	262,741
Verizon Communications, Inc.	10,902	509,996
		5,994,810
Wireless Telecommunication Services 0.4%
KDDI Corp.	4,780	299,086
Millicom International Cellular SA (SDR)	1,478	109,920
NTT DoCoMo, Inc.	16,169	236,684
Rogers Communications, Inc. "B" (b)	6,503	252,832
SoftBank Corp.	471	28,031
Vodafone Group PLC	36,381	124,658
		1,051,211
Utilities 4.5%
Electric Utilities 2.3%
American Electric Power Co., Inc.	4,388	266,439
Cheung Kong Infrastructure Holdings Ltd.	51,556	380,940
CLP Holdings Ltd.	36,469	316,462
Duke Energy Corp.	5,407	451,701
E.ON SE	3,110	53,405
Edison International	3,056	200,107
EDP — Energias de Portugal SA	53,479	206,826
Electricite de France SA	10,019	275,110
Enel SpA	13,335	59,624
Entergy Corp.	2,971	259,903
Exelon Corp.	10,603	393,159
FirstEnergy Corp.	4,936	192,455
Fortum Oyj	12,885	278,437
Iberdrola SA	14,717	99,019
NextEra Energy, Inc.	2,743	291,554
Northeast Utilities	3,369	180,309
OGE Energy Corp.	6,660	236,297
Pepco Holdings, Inc.	5,200	140,036
Pinnacle West Capital Corp.	2,555	174,532
Power Assets Holdings Ltd.	36,747	354,762
PPL Corp.	6,112	222,049
Southern Co.	6,245	306,692
SSE PLC	7,389	185,498
Tokyo Electric Power Co., Inc.*	17,300	70,495
Xcel Energy, Inc.	6,738	242,029
		5,837,840
Gas Utilities 0.1%
Enagas SA	22	696
Osaka Gas Co., Ltd.	31,000	115,866
Tokyo Gas Co., Ltd.	22,000	118,716
		235,278
Independent Power & Renewable Eletricity Producers 0.3%
AES Corp.	7,914	108,976
Calpine Corp.*	15,500	343,015
Electric Power Development Co., Ltd.	2,602	88,072
Meridian Energy Ltd.	132,189	181,237
		721,300
Multi-Utilities 1.7%
AGL Energy Ltd.	20,375	221,497
Alliant Energy Corp.	2,508	166,581
Ameren Corp.	5,955	274,704
Atco Ltd. "I"	3,000	123,068
CenterPoint Energy, Inc.	8,900	208,527
	Shares	Value ($)

Centrica PLC	42,247	181,829
CMS Energy Corp.	2,664	92,574
Consolidated Edison, Inc.	4,310	284,503
Dominion Resources, Inc.	3,291	253,078
DTE Energy Co.	2,194	189,496
GDF Suez	5,853	136,699
Integrys Energy Group, Inc.	3,045	237,053
National Grid PLC	19,631	279,856
NiSource, Inc.	5,250	222,705
PG&E Corp.	6,738	358,731
Public Service Enterprise Group, Inc.	5,720	236,865
SCANA Corp.	3,605	217,742
Sempra Energy	1,567	174,501
Wisconsin Energy Corp. (b)	5,132	270,662
		4,130,671
Water Utilities 0.1%
American Water Works Co., Inc.	2,803	149,400
Total Common Stocks (Cost $118,757,854)		131,358,991

Preferred Stocks 0.6%
Consumer Discretionary 0.6%
Bayerische Motoren Werke (BMW) AG	4,148	340,432
Porsche Automobil Holding SE	7,216	586,307
Volkswagen AG	1,914	427,534
		1,354,273
Financials 0.0%
Ally Financial, Inc. Series G, 144A, 7.0%	75	75,345
Total Preferred Stocks (Cost $1,470,243)		1,429,618

Rights 0.0%
Energy 0.0%
Repsol SA, Expiration Date 1/8/2015*	5,901	3,263
Financials 0.0%
Banco Bilbao Vizcaya Argentaria SA, Expiration Date 1/7/2015*	9,682	926
Total Rights (Cost $1,049)		4,189

Warrants 0.0%
Materials
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	19,324	12,671
Hercules Trust II, Expiration Date 3/31/2029*	170	1,670
Total Warrants (Cost $30,283)		14,341

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 25.4%
Consumer Discretionary 3.4%
AmeriGas Finance LLC:
6.75%, 5/20/2020		110,000	113,300
7.0%, 5/20/2022		195,000	201,825
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		50,000	42,750
		Principal Amount ($)(c)	Value ($)

APX Group, Inc., 6.375%, 12/1/2019		50,000	47,875
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		80,000	85,000
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		80,000	76,200
Avis Budget Car Rental LLC, 5.5%, 4/1/2023 (b)		50,000	51,000
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		80,000	82,550
5.165%, 8/1/2044		100,000	104,629
Block Communications, Inc., 144A, 7.25%, 2/1/2020		20,000	20,400
CCO Holdings LLC, 7.375%, 6/1/2020		10,000	10,600
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		385,000	373,450
144A, 6.375%, 9/15/2020		285,000	294,975
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		65,000	66,138
Series B, 6.5%, 11/15/2022		370,000	381,100
Series A, 7.625%, 3/15/2020		10,000	10,375
Series B, 7.625%, 3/15/2020		255,000	268,387
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	5,000
Columbus International, Inc., 144A, 7.375%, 3/30/2021		450,000	468,000
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		50,000	50,500
Dana Holding Corp., 5.5%, 12/15/2024		80,000	80,800
Delphi Corp., 5.0%, 2/15/2023		70,000	74,724
DISH DBS Corp.:
4.25%, 4/1/2018		70,000	71,487
5.0%, 3/15/2023		715,000	691,762
7.875%, 9/1/2019		270,000	306,450
Getty Images, Inc., 144A, 7.0%, 10/15/2020		60,000	47,100
Group 1 Automotive, Inc., 144A, 5.0%, 6/1/2022		40,000	39,100
Harron Communications LP, 144A, 9.125%, 4/1/2020		45,000	49,050
HD Supply, Inc., 11.5%, 7/15/2020		40,000	45,800
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		40,000	42,800
iHeartCommunications, Inc.:
9.0%, 12/15/2019		250,000	246,250
11.25%, 3/1/2021		70,000	72,100
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		40,000	34,000
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		90,000	94,950
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		40,000	41,200
Mediacom Broadband LLC, 6.375%, 4/1/2023		35,000	35,875
MGM Resorts International:
6.625%, 12/15/2021		250,000	262,500
6.75%, 10/1/2020		130,000	136,500
8.625%, 2/1/2019		240,000	272,100
Numericable-SFR:
144A, 6.0%, 5/15/2022		200,000	201,100
144A, 6.25%, 5/15/2024		350,000	352,625
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		45,000	46,350
Quebecor Media, Inc., 5.75%, 1/15/2023		50,000	51,125
		Principal Amount ($)(c)	Value ($)

Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		845,000	925,275
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		35,000	34,650
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		55,000	58,163
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		100,000	105,000
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		60,000	61,800
Springs Industries, Inc., 6.25%, 6/1/2021		85,000	84,575
Starz LLC, 5.0%, 9/15/2019		40,000	40,300
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		65,000	64,025
Time Warner Cable, Inc., 7.3%, 7/1/2038		45,000	62,048
TRI Pointe Holdings, Inc., 144A, 4.375%, 6/15/2019		50,000	49,313
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		200,000	209,000
144A, 7.5%, 3/15/2019	EUR	400,000	508,850
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		50,000	54,125
			8,306,926
Consumer Staples 1.6%
Big Heart Pet Brands, 7.625%, 2/15/2019		66,000	64,845
Cencosud SA, 144A, 4.875%, 1/20/2023		250,000	245,767
Chiquita Brands International, Inc., 7.875%, 2/1/2021		25,000	26,875
Corp. Lindley SA, 144A, 6.75%, 11/23/2021		500,000	535,000
Cott Beverages, Inc.:
144A, 5.375%, 7/1/2022		85,000	77,987
144A, 6.75%, 1/1/2020		80,000	80,000
JBS Investments GmbH, 144A, 7.75%, 10/28/2020		250,000	258,875
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		145,000	149,350
144A, 8.25%, 2/1/2020		370,000	389,425
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		100,000	101,000
Minerva Luxembourg SA:
144A, 7.75%, 1/31/2023		250,000	245,000
144A, 12.25%, 2/10/2022		250,000	287,750
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		1,145,000	1,173,625
Smithfield Foods, Inc., 6.625%, 8/15/2022		90,000	94,050
The WhiteWave Foods Co., 5.375%, 10/1/2022		80,000	82,400
Tonon Bioenergia SA, 144A, 9.25%, 1/24/2020		200,000	111,000
			3,922,949
Energy 3.4%
Access Midstream Partners LP, 6.125%, 7/15/2022		15,000	15,938
Afren PLC, 144A, 10.25%, 4/8/2019		340,000	221,000
Antero Resources Corp., 144A, 5.125%, 12/1/2022		140,000	131,950
		Principal Amount ($)(c)	Value ($)

Antero Resources Finance Corp., 5.375%, 11/1/2021		60,000	58,050
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		30,000	25,500
144A, 5.625%, 6/1/2024		35,000	29,750
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		50,000	38,000
6.75%, 11/1/2020		50,000	40,000
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		110,000	84,975
California Resources Corp.:
144A, 5.0%, 1/15/2020		60,000	52,050
144A, 5.5%, 9/15/2021		143,000	122,265
144A, 6.0%, 11/15/2024		15,000	12,675
Chaparral Energy, Inc., 7.625%, 11/15/2022		85,000	55,675
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		200,000	250,161
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		850,000	848,142
Ecopetrol SA, 5.875%, 5/28/2045		700,000	647,500
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		85,000	75,225
EP Energy LLC, 6.875%, 5/1/2019		15,000	15,225
EV Energy Partners LP, 8.0%, 4/15/2019		385,000	327,250
GeoPark Latin America Ltd. Agencia en Chile, 144A, 7.5%, 2/11/2020		200,000	175,000
Halcon Resources Corp., 8.875%, 5/15/2021		450,000	338,625
Hilcorp Energy I LP, 144A, 5.0%, 12/1/2024		65,000	57,200
Holly Energy Partners LP, 6.5%, 3/1/2020		10,000	9,900
Jupiter Resources, Inc., 144A, 8.5%, 10/1/2022		80,000	60,200
Kinder Morgan, Inc.:
3.05%, 12/1/2019		145,000	143,847
5.55%, 6/1/2045		90,000	92,181
Linn Energy LLC, 6.25%, 11/1/2019		145,000	122,525
MEG Energy Corp., 144A, 7.0%, 3/31/2024		435,000	393,675
Memorial Resource Development Corp., 144A, 5.875%, 7/1/2022		65,000	58,825
Midstates Petroleum Co., Inc., 9.25%, 6/1/2021		5,000	2,500
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		85,000	88,825
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		140,000	106,050
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		200,000	172,000
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		600,000	522,000
Pacific Rubiales Energy Corp., 144A, 5.625%, 1/19/2025 (b)		565,000	433,637
Petroleos de Venezuela SA:
144A, 9.0%, 11/17/2021		250,000	109,375
144A, 9.75%, 5/17/2035		200,000	89,000
PT Pertamina Persero, 144A, 5.625%, 5/20/2043		600,000	564,000
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		200,000	126,000
Regency Energy Partners LP, 5.0%, 10/1/2022		45,000	42,525
Reliance Holding U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	270,827
		Principal Amount ($)(c)	Value ($)

RSP Permian, Inc., 144A, 6.625%, 10/1/2022		50,000	46,500
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		175,000	171,938
5.75%, 5/15/2024		200,000	196,250
SESI LLC, 7.125%, 12/15/2021		380,000	364,800
Seventy Seven Energy, Inc., 6.5%, 7/15/2022 (b)		15,000	8,775
Talisman Energy, Inc., 3.75%, 2/1/2021		120,000	116,044
Talos Production LLC, 144A, 9.75%, 2/15/2018		95,000	86,450
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		30,000	28,875
Transocean, Inc., 3.8%, 10/15/2022 (b)		370,000	299,820
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		55,000	36,300
WPX Energy, Inc., 5.25%, 9/15/2024		60,000	55,800
			8,441,600
Financials 3.7%
AerCap Ireland Capital Ltd., 144A, 3.75%, 5/15/2019		80,000	79,200
Aflac, Inc., 3.625%, 11/15/2024		145,000	147,844
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	210,000
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		700,000	651,000
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	300,000	107,836
Barclays Bank PLC, 7.625%, 11/21/2022		250,000	273,356
BBVA Bancomer SA:
144A, 6.008%, 5/17/2022		500,000	511,150
144A, 6.75%, 9/30/2022		150,000	165,000
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		255,000	258,255
China Overseas Finance Cayman II Ltd., REG S, 5.5%, 11/10/2020		250,000	270,229
CIT Group, Inc.:
5.0%, 5/15/2017		935,000	970,062
5.25%, 3/15/2018		10,000	10,425
Credito Real SAB de CV, 144A, 7.5%, 3/13/2019		200,000	202,500
Development Bank of Kazakhstan JSC, Series 3, REG S, 6.5%, 6/3/2020		500,000	508,750
E*TRADE Financial Corp., 6.375%, 11/15/2019		140,000	148,400
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		100,000	104,731
Fondo MIVIVIENDA SA, 144A, 3.5%, 1/31/2023		250,000	237,500
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		230,000	242,369
HSBC Holdings PLC:
5.625%, 12/29/2049		255,000	255,892
6.375%, 12/29/2049		285,000	287,850
International Lease Finance Corp.:
3.875%, 4/15/2018		100,000	100,000
6.25%, 5/15/2019		410,000	447,925
8.75%, 3/15/2017		40,000	44,300
		Principal Amount ($)(c)	Value ($)

Kaisa Group Holdings Ltd., 144A, 8.875%, 3/19/2018		250,000	166,875
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		235,000	266,178
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		40,000	42,500
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		135,000	142,419
Navient Corp., 5.5%, 1/25/2023 (b)		125,000	119,688
Neuberger Berman Group LLC, 144A, 5.625%, 3/15/2020		10,000	10,450
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		130,000	135,283
Popular, Inc., 7.0%, 7/1/2019		50,000	50,000
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		100,000	108,460
Scentre Group Trust 1, 144A, 3.5%, 2/12/2025		330,000	331,291
Schahin II Finance Co. SPV Ltd., 144A, 5.875%, 9/25/2022 (b)		359,733	289,136
TIAA Asset Management Finance Co., LLC:
144A, 2.95%, 11/1/2019		245,000	245,474
144A, 4.125%, 11/1/2024		200,000	204,883
Trust F/1401, (REIT), 144A, 5.25%, 12/15/2024		500,000	515,050
Turkiye Is Bankasi, 144A, 6.0%, 10/24/2022		250,000	250,875
			9,113,136
Health Care 1.8%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		10,000	10,420
Biomet, Inc.:
6.5%, 8/1/2020		85,000	90,950
6.5%, 10/1/2020		25,000	26,375
Community Health Systems, Inc.:
5.125%, 8/15/2018		290,000	300,150
6.875%, 2/1/2022 (b)		620,000	656,813
7.125%, 7/15/2020		170,000	181,263
Endo Finance LLC, 144A, 5.375%, 1/15/2023		80,000	78,400
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		10,000	10,675
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		10,000	11,050
HCA, Inc.:
5.25%, 4/15/2025		60,000	62,700
6.5%, 2/15/2020		880,000	986,040
7.5%, 2/15/2022		725,000	828,312
Hologic, Inc., 6.25%, 8/1/2020		40,000	41,600
IMS Health, Inc., 144A, 6.0%, 11/1/2020		60,000	61,800
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		110,000	105,600
Medtronic, Inc., 144A, 4.625%, 3/15/2045		80,000	86,719
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		90,000	94,050
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		14,000	14,840
Tenet Healthcare Corp., 6.25%, 11/1/2018		230,000	249,550
Valeant Pharmaceuticals International, 144A, 6.375%, 10/15/2020		90,000	94,050
		Principal Amount ($)(c)	Value ($)

Valeant Pharmaceuticals International, Inc., 144A, 7.5%, 7/15/2021		450,000	486,000
			4,477,357
Industrials 2.6%
ADT Corp.:
3.5%, 7/15/2022 (b)		50,000	42,625
5.25%, 3/15/2020		130,000	131,625
6.25%, 10/15/2021		45,000	46,238
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		70,000	66,325
Avianca Holdings SA, 144A, 8.375%, 5/10/2020		200,000	206,000
Belden, Inc., 144A, 5.5%, 9/1/2022		85,000	84,362
Bombardier, Inc., 144A, 5.75%, 3/15/2022 (b)		328,000	332,100
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		35,000	33,250
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		200,000	183,000
FTI Consulting, Inc., 6.0%, 11/15/2022		50,000	51,125
Gates Global LLC, 144A, 6.0%, 7/15/2022		65,000	62,251
GenCorp, Inc., 7.125%, 3/15/2021		120,000	125,676
Grupo KUO SAB de CV, 144A, 6.25%, 12/4/2022		600,000	590,700
Kazakhstan Temir Zholy Finance BV, 144A, 6.375%, 10/6/2020		500,000	492,500
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		100,000	103,000
Meritor, Inc., 6.75%, 6/15/2021		55,000	57,475
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020		500,000	534,500
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		450,000	411,750
Noble Group Ltd., 144A, 6.625%, 8/5/2020		250,000	256,250
Nortek, Inc., 8.5%, 4/15/2021		155,000	165,850
OAS Finance Ltd., 144A, 8.0%, 7/2/2021		200,000	64,000
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		188,500	172,477
Ply Gem Industries, Inc., 144A, 6.5%, 2/1/2022		60,000	55,800
SBA Communications Corp., 5.625%, 10/1/2019		50,000	51,125
TAM Capital 3, Inc., 144A, 8.375%, 6/3/2021		200,000	205,500
Titan International, Inc., 6.875%, 10/1/2020		170,000	149,600
TransDigm, Inc.:
6.0%, 7/15/2022		210,000	209,475
7.5%, 7/15/2021		275,000	292,875
United Rentals North America, Inc.:
6.125%, 6/15/2023		10,000	10,500
7.375%, 5/15/2020		25,000	27,000
7.625%, 4/15/2022		620,000	681,690
Votorantim Cimentos SA, 144A, 7.25%, 4/5/2041		500,000	515,000
XPO Logistics, Inc., 144A, 7.875%, 9/1/2019		40,000	41,800
			6,453,444
		Principal Amount ($)(c)	Value ($)

Information Technology 1.3%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		30,000	31,350
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		330,000	346,500
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		60,000	61,800
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		15,000	15,450
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		100,000	94,000
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		55,000	53,625
CDW LLC:
6.0%, 8/15/2022		90,000	92,925
8.5%, 4/1/2019		242,000	255,008
CyrusOne LP, 6.375%, 11/15/2022		25,000	26,688
EarthLink Holdings Corp., 7.375%, 6/1/2020		70,000	71,050
Equinix, Inc., 5.375%, 4/1/2023		175,000	175,000
First Data Corp.:
144A, 6.75%, 11/1/2020		237,000	252,998
144A, 7.375%, 6/15/2019		725,000	763,062
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		60,000	64,350
7.625%, 6/15/2021		190,000	209,000
KLA-Tencor Corp., 4.65%, 11/1/2024		240,000	248,459
NXP BV, 144A, 3.75%, 6/1/2018		90,000	90,000
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		250,000	263,658
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019		200,000	203,287
			3,318,210
Materials 2.3%
Alpek SAB de CV, 144A, 5.375%, 8/8/2023		200,000	209,500
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		200,000	200,672
144A, 4.125%, 9/27/2022		250,000	247,557
Berry Plastics Corp., 5.5%, 5/15/2022		320,000	324,800
Cascades, Inc., 144A, 5.5%, 7/15/2022		50,000	49,750
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		200,000	204,900
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		110,000	108,350
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		259,000	234,395
144A, 7.0%, 2/15/2021		111,000	99,900
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017 (b)		195,000	186,469
Fresnillo PLC, 144A, 5.5%, 11/13/2023		500,000	490,000
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		50,000	48,788
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024		600,000	579,000
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		425,000	416,500
8.875%, 2/1/2018		90,000	80,100
Kaiser Aluminum Corp., 8.25%, 6/1/2020		40,000	43,400
Novelis, Inc., 8.75%, 12/15/2020		955,000	1,012,300
		Principal Amount ($)(c)	Value ($)

Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		70,000	69,650
Polymer Group, Inc., 7.75%, 2/1/2019		229,000	237,301
Sealed Air Corp., 144A, 8.375%, 9/15/2021		10,000	11,175
Tronox Finance LLC, 6.375%, 8/15/2020		55,000	55,138
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		200,000	195,189
Vedanta Resources PLC, 144A, 8.25%, 6/7/2021		200,000	198,000
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		40,000	41,000
144A, 5.625%, 10/1/2024		20,000	20,850
Yamana Gold, Inc., 4.95%, 7/15/2024		250,000	243,994
			5,608,678
Telecommunication Services 4.7%
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		1,000,000	1,081,920
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		25,000	25,938
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		775,000	813,750
8.75%, 3/15/2018 (b)		206,000	211,665
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		250,000	232,500
144A, 8.25%, 9/30/2020		400,000	388,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		750,000	759,375
Frontier Communications Corp.:
6.25%, 9/15/2021		60,000	60,300
6.875%, 1/15/2025		60,000	60,000
7.125%, 1/15/2023		390,000	396,825
8.5%, 4/15/2020		290,000	323,350
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		265,000	263,384
7.25%, 10/15/2020		690,000	728,812
7.5%, 4/1/2021		340,000	363,800
Intelsat Luxembourg SA:
7.75%, 6/1/2021		165,000	165,413
8.125%, 6/1/2023		25,000	25,500
Level 3 Communications, Inc., 8.875%, 6/1/2019		205,000	217,341
Level 3 Escrow II, Inc., 144A, 5.375%, 8/15/2022		265,000	266,325
Level 3 Financing, Inc.:
6.125%, 1/15/2021		100,000	103,500
7.0%, 6/1/2020		185,000	194,944
8.625%, 7/15/2020		450,000	485,437
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	188,500
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024		250,000	245,000
Sprint Communications, Inc.:
6.0%, 11/15/2022		85,000	78,200
144A, 7.0%, 3/1/2020		85,000	91,800
144A, 9.0%, 11/15/2018		420,000	477,708
Sprint Corp., 7.125%, 6/15/2024		285,000	265,050
T-Mobile U.S.A., Inc., 6.625%, 11/15/2020		655,000	666,462
Turk Telekomunikasyon AS, 144A, 4.875%, 6/19/2024		200,000	201,051
		Principal Amount ($)(c)	Value ($)

UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		370,000	388,500
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		280,000	306,250
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		50,000	51,125
Windstream Corp.:
6.375%, 8/1/2023		60,000	56,100
7.5%, 4/1/2023		20,000	19,900
7.75%, 10/15/2020		1,075,000	1,107,250
7.75%, 10/1/2021		185,000	188,700
7.875%, 11/1/2017		130,000	140,725
			11,640,400
Utilities 0.6%
AES Corp.:
8.0%, 10/15/2017		6,000	6,735
8.0%, 6/1/2020		30,000	34,275
Calpine Corp.:
5.375%, 1/15/2023		85,000	85,850
5.75%, 1/15/2025		85,000	86,063
Dynegy Finance I, Inc., 144A, 7.625%, 11/1/2024		20,000	20,400
Empresa Electrica Angamos SA, 144A, 4.875%, 5/25/2029		200,000	196,500
Hrvatska Elektroprivreda, 144A, 6.0%, 11/9/2017		250,000	260,750
Inkia Energy Ltd., 144A, 8.375%, 4/4/2021		250,000	265,000
NGL Energy Partners LP, 144A, 5.125%, 7/15/2019		65,000	62,400
NRG Energy, Inc., 144A, 6.25%, 5/1/2024		360,000	366,300
RJS Power Holdings LLC, 144A, 5.125%, 7/15/2019		70,000	69,125
			1,453,398
Total Corporate Bonds (Cost $64,602,426)			62,736,098

Asset-Backed 0.6%
Automobile Receivables 0.2%
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		528,181	540,748
Miscellaneous 0.4%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.878%**, 1/17/2024		250,000	250,000
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		443,771	436,528
VOLT XXIV LLC, "A1", Series 2014-NPL3, 144A, 3.25%, 11/25/2053		271,105	271,361
			957,889
Total Asset-Backed (Cost $1,512,738)			1,498,637

		Principal Amount ($)(c)	Value ($)

Mortgage-Backed Securities Pass-Throughs 1.0%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038		8,936	10,072
Federal National Mortgage Association:
3.0%, 7/1/2042 (d)		1,000,000	1,012,109
4.0%, 3/1/2042 (d)		1,200,000	1,281,188
4.5%, 9/1/2035		23,962	26,182
6.0%, 1/1/2024		27,969	31,649
6.5%, with various maturities from 5/1/2017 until 1/1/2038		5,256	5,585
Total Mortgage-Backed Securities Pass-Throughs (Cost $2,346,856)			2,366,785

Commercial Mortgage-Backed Securities 0.4%
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.161%**, 3/15/2018		120,000	120,096
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		380,000	397,379
"A4", Series 2007-C1, 5.716%, 2/15/2051		224,071	240,985
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		243,621	257,071
Total Commercial Mortgage-Backed Securities (Cost $1,007,094)			1,015,531

Collateralized Mortgage Obligations 1.0%
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		585,155	62,276
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		690,184	87,996
"ZG", Series 4213, 3.5%, 6/15/2043		91,121	91,302
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		1,142,707	166,748
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		620,269	67,187
"H", Series 2278, 6.5%, 1/15/2031		138	154
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		220,000	116,937
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		204,522	40,564
"PI", Series 2006-20, Interest Only, 6.511%***, 11/25/2030		379,977	63,212
Freddie Mac Structured Agency Credit Risk Debt Notes, "M3", Series 2014-DN4, 4.705%**, 10/25/2024		240,000	235,017
Government National Mortgage Association:
"ZJ", Series 2013-106, 3.5%, 7/20/2043		73,498	73,485
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		647,059	67,707
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		836,136	52,654
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		114,078	15,504
		Principal Amount ($)(c)	Value ($)

"ND", Series 2010-130, 4.5%, 8/16/2039		600,000	661,715
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		267,617	29,357
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		479,467	82,780
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		486,851	80,524
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		359,353	64,584
"AI", Series 2007-38, Interest Only, 6.299%***, 6/16/2037		83,386	13,381
Residential Funding Mortgage Securities I, Inc., "M1", Series 2003-S17, 5.5%, 9/25/2033		412,134	384,885
Total Collateralized Mortgage Obligations (Cost $2,147,057)			2,457,969

Government & Agency Obligations 7.7%
Other Government Related (e) 0.1%
Banco de Costa Rica, 144A, 5.25%, 8/12/2018		200,000	201,500
TMK OAO, 144A, 6.75%, 4/3/2020		200,000	112,000
			313,500
Sovereign Bonds 3.7%
Government of New Zealand:
Series 0427, REG S, 4.5%, 4/15/2027	NZD	1,380,000	1,148,216
5.5%, 4/15/2023	NZD	1,710,000	1,432,273
Series 1217, REG S, 6.0%, 12/15/2017	NZD	3,100,000	2,582,976
Perusahaan Penerbit SBSN, 144A, 6.125%, 3/15/2019		500,000	552,500
Republic of Belarus, REG S, 8.75%, 8/3/2015		100,000	94,170
Republic of Costa Rica, 144A, 4.25%, 1/26/2023		200,000	183,000
Republic of El Salvador:
144A, 6.375%, 1/18/2027		100,000	100,250
144A, 7.65%, 6/15/2035		200,000	212,000
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	16,900,000	73,811
Republic of Italy, REG S, 144A, 4.75%, 9/1/2044	EUR	1,040,000	1,629,872
Republic of Peru, 144A, 5.7%, 8/12/2024	PEN	300,000	100,461
Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	221,750
Republic of South Africa:
5.875%, 9/16/2025 (b)		100,000	112,625
Series R204, 8.0%, 12/21/2018	ZAR	1,300,000	115,147
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	201,500
United Mexican States:
Series M, 4.75%, 6/14/2018	MXN	2,000,000	135,257
Series M 20, 8.5%, 5/31/2029	MXN	1,000,000	81,901
			8,977,709
		Principal Amount ($)(c)	Value ($)

U.S. Government Sponsored Agency 0.4%
Federal National Mortgage Association, 3.0%, 11/15/2027		1,000,000	966,413
U.S. Treasury Obligations 3.5%
U.S. Treasury Bills:
0.035%****, 2/12/2015 (f)		1,327,000	1,326,974
0.085%****, 6/11/2015 (f)		241,000	240,930
U.S. Treasury Bonds:
3.125%, 8/15/2044		70,000	75,359
3.625%, 2/15/2044		251,000	295,376
5.375%, 2/15/2031		1,071,000	1,492,790
U.S. Treasury Notes:
1.0%, 8/31/2016 (g) (h)		3,400,000	3,425,500
1.0%, 9/30/2016		1,200,000	1,208,813
2.25%, 11/15/2024		432,000	434,903
2.5%, 5/15/2024		170,000	175,126
			8,675,771
Total Government & Agency Obligations (Cost $18,952,432)			18,933,393

Municipal Bonds and Notes 0.1%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (Cost $323,761)		323,761	333,613

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A 7.5%, 3/31/2015 (PIK) (Cost $208,728)		209,283	361,536

Preferred Security 0.0%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $20,611)		40,000	36,000

	Shares	Value ($)

Securities Lending Collateral 2.7%
Daily Assets Fund Institutional, 0.10% (i) (j) (Cost $6,638,160)	6,638,160	6,638,160

Cash Equivalents 10.8%
Central Cash Management Fund, 0.06% (i) (Cost $26,756,478)	26,756,478	26,756,478

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $244,775,770)†	103.5	255,941,339
Other Assets and Liabilities, Net	(3.5)	(8,771,110)
Net Assets	100.0	247,170,229

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2014.

*** These securities are shown at their current rate as of December 31, 2014.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $245,230,335. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $10,711,004. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,617,211 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,906,207.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.	August 2013	2,342	1,831	0.001

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $6,355,717, which is 2.6% of net assets.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued or delayed delivery security included.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At December 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) At December 31, 2014, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h) At December 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

CVA: Certificaten Van Aandelen (Certificate of Stock)

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/20/2015	100	12,679,688	62,304
United Kingdom Long Gilt Bond	GBP	3/27/2015	6	1,117,798	25,613
Total unrealized appreciation					87,917

At December 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized (Depreciation) ($)
10 Year Australian Bond	AUD	3/16/2015	11	1,150,793	(17,293)
10 Year U.S. Treasury Note	USD	3/20/2015	107	13,567,266	(18,600)
Euro-BTP Italian Government Bond	EUR	3/6/2015	22	3,609,822	(24,632)
U.S. Treasury Long Bond	USD	3/20/2015	20	2,891,250	(73,311)
Total unrealized depreciation					(133,836)

At December 31, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (k)
Call Options Receive Fixed — 4.48% – Pay Floating — LIBOR	5/9/2016 5/11/2026	2,100,000	1	5/5/2016	23,572	(3,629)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,100,000	1	3/15/2016	15,173	(602)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,100,000	2	3/15/2016	24,780	(602)
Total Call Options					63,525	(4,833)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,100,000	1	3/15/2016	15,172	(1,991)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,100,000	2	3/15/2016	5,355	(1,991)
Pay Fixed — 2.48% – Receive Floating — LIBOR	5/9/2016 5/11/2026	2,100,000	1	5/5/2016	23,573	(54,362)
Pay Fixed — 2.615% – Receive Floating — LIBOR	12/2/2015 12/4/2045	4,900,000	3	12/2/2015	106,330	(184,937)
Pay Fixed — 2.64% – Receive Floating — LIBOR	8/10/2015 8/10/2045	1,900,000	1	8/6/2015	17,765	(62,547)
Pay Fixed — 2.675% – Receive Floating — LIBOR	11/9/2015 11/12/2045	4,900,000	3	11/9/2015	98,245	(209,501)
Pay Fixed — 2.796% – Receive Floating — LIBOR	6/5/2015 6/5/2045	1,900,000	2	6/3/2015	20,330	(77,619)
Pay Fixed — 2.88% – Receive Floating — LIBOR	9/30/2015 9/30/2045	4,900,000	4	9/28/2015	102,523	(298,855)
Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	1,900,000	1	3/4/2015	19,950	(117,363)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	1,900,000	2	1/30/2015	23,465	(129,596)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	2,100,000	5	1/26/2015	21,184	(162,148)
Total Put Options					453,892	(1,300,910)
Total					517,417	(1,305,743)

(k) Unrealized depreciation on written options on interest rate swap contracts at December 31, 2014 was $788,326.

At December 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/18/2017	700,000	Fixed — 1.557%	Floating — LIBOR	861	5
12/16/2015 9/18/2045	4,300,000	Fixed — 2.998%	Floating — LIBOR	(138,264)	(99)
12/16/2015 9/17/2035	400,000	Fixed — 2.938%	Floating — LIBOR	(8,397)	(9)
12/16/2015 9/16/2020	17,900,000	Floating — LIBOR	Fixed — 2.214%	(9,560)	(27)
12/16/2015 9/16/2025	800,000	Fixed — 2.64%	Floating — LIBOR	(4,737)	(10)
Total net unrealized depreciation					(140)

Bilateral Swap
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payment Paid/(Received) ($)	Unrealized Depreciation ($)
6/3/2013 6/3/2025	2,100,000	1	Floating — LIBOR	Fixed — 3.0%	(8,267)	—	(8,267)

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Citigroup, Inc.

4 Morgan Stanley

5 Barclays Bank PLC

LIBOR: London Interbank Offered Rate

As of December 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	2,000,000	JPY	296,244,000	1/5/2015	53,134	Barclays Bank PLC
AUD	2,200,000	NZD	2,343,260	1/5/2015	31,780	BNP Paribas
CAD	2,891,632	GBP	1,600,000	1/5/2015	4,997	Societe Generale
USD	23,260	JPY	2,788,000	1/5/2015	16	Societe Generale
EUR	1,900,000	USD	2,379,131	1/5/2015	80,035	Barclays Bank PLC
USD	3,114,711	NZD	4,000,000	1/5/2015	5,489	Australia & New Zealand Banking Group Ltd.
MXN	7,950,000	USD	576,495	1/15/2015	37,976	JPMorgan Chase Securities, Inc.
EUR	421,000	USD	533,181	1/15/2015	23,695	Citigroup, Inc.
EUR	2,391,400	USD	3,008,432	1/20/2015	114,255	Societe Generale
SGD	4,592,490	USD	3,612,450	1/20/2015	146,897	Australia & New Zealand Banking Group Ltd.
CAD	1,902,000	USD	1,684,886	1/20/2015	48,401	Societe Generale
CAD	1,659,070	USD	1,468,105	1/20/2015	40,637	Australia & New Zealand Banking Group Ltd.
NZD	2,400,000	USD	1,872,943	2/5/2015	6,331	Australia & New Zealand Banking Group Ltd.
NZD	2,301,200	AUD	2,200,000	2/5/2015	2,262	Australia & New Zealand Banking Group Ltd.
USD	10,445	RUB	697,740	2/17/2015	802	Barclays Bank PLC
Total unrealized appreciation					596,707

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
GBP	1,600,000	CAD	2,869,232	1/5/2015	(24,276)	UBS AG
NZD	2,386,549	AUD	2,200,000	1/5/2015	(65,548)	Australia & New Zealand Banking Group Ltd.
JPY	299,032,000	EUR	2,000,000	1/5/2015	(76,410)	Barclays Bank PLC
NZD	2,322,188	AUD	2,200,000	1/5/2015	(15,343)	Morgan Stanley
USD	2,432,768	JPY	290,000,000	1/5/2015	(11,662)	UBS AG
USD	2,315,483	EUR	1,900,000	1/5/2015	(16,387)	Societe Generale
AUD	2,200,000	NZD	2,299,279	1/5/2015	(2,527)	Australia & New Zealand Banking Group Ltd.
USD	17,904	NZD	22,909	1/5/2015	(34)	Citigroup, Inc.
USD	19,335	CAD	22,400	1/5/2015	(56)	Citigroup, Inc.
NZD	4,000,000	USD	3,069,940	1/5/2015	(50,260)	Australia & New Zealand Banking Group Ltd.
USD	470,448	ZAR	5,350,000	1/15/2015	(8,693)	UBS AG
USD	57,358	ZAR	650,000	1/15/2015	(1,257)	Commonwealth Bank of Australia
USD	412,960	ZAR	4,700,000	1/15/2015	(7,306)	Citigroup, Inc.
USD	618,140	ZAR	7,050,000	1/15/2015	(9,659)	BNP Paribas
USD	1,167,997	MXN	15,900,000	1/15/2015	(90,959)	JPMorgan Chase Securities, Inc.
USD	3,508,189	SGD	4,592,490	1/20/2015	(42,636)	BNP Paribas
NZD	3,259,000	USD	2,524,187	1/20/2015	(14,500)	Australia & New Zealand Banking Group Ltd.
USD	1,434,717	EUR	1,121,400	1/20/2015	(77,550)	Citigroup, Inc.
USD	1,464,655	CAD	1,659,070	1/20/2015	(37,188)	Societe Generale
GBP	1,600,000	CAD	2,892,846	2/5/2015	(5,006)	Societe Generale
USD	43,093	ZAR	500,000	2/10/2015	(118)	Citigroup, Inc.
RUB	697,740	USD	10,839	2/17/2015	(407)	Barclays Bank PLC
Total unrealized depreciation					(557,782)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
GBP British Pound
HUF Hungarian Forint
JPY Japanese Yen
MXN Mexican Peso
NZD New Zealand Dollar
PEN Peruvian Nuevo Sol
RUB Russian Ruble
SGD Singapore Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$8,819,129	$4,814,855	$1,831	$13,635,815
Consumer Staples	8,517,064	3,081,043	—	11,598,107
Energy	6,123,576	4,745,811	—	10,869,387
Financials	18,372,205	15,863,638	—	34,235,843
Health Care	9,062,326	1,997,789	0	11,060,115
Industrials	5,970,983	6,590,947	—	12,561,930
Information Technology	13,639,688	1,443,605	—	15,083,293
Materials	2,274,849	1,919,142	—	4,193,991
Telecommunication Services	2,217,583	4,828,438	—	7,046,021
Utilities	7,469,443	3,605,046	—	11,074,489
Preferred Stocks (l)	—	1,429,618	—	1,429,618
Rights (l)	—	4,189	—	4,189
Warrants (l)	—	—	14,341	14,341
Fixed Income Investments (l)
Corporate Bonds	—	62,736,098	—	62,736,098
Asset-Backed	—	1,498,637	—	1,498,637
Mortgage-Backed Securities Pass-Throughs	—	2,366,785	—	2,366,785
Commercial Mortgage-Backed Securities	—	1,015,531	—	1,015,531
Collateralized Mortgage Obligations	—	2,457,969	—	2,457,969
Government & Agency Obligations	—	18,933,393	—	18,933,393
Municipal Bonds and Notes	—	333,613	—	333,613
Convertible Bond	—	—	361,536	361,536
Preferred Security	—	36,000	—	36,000
Short-Term Investments (l)	33,394,638	—	—	33,394,638
Derivatives (m)
Futures Contracts	87,917	—	—	87,917
Interest Rate Swap Contracts	—	5	—	5
Forward Foreign Currency Exchange Contracts	—	596,707	—	596,707
Total	$115,949,401	$140,298,859	$377,708	$256,625,968
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (m)
Futures Contracts	$(133,836)	$—	$—	$(133,836)
Written Options	—	(1,305,743)	—	(1,305,743)
Interest Rate Swap Contracts	—	(8,412)	—	(8,412)
Forward Foreign Currency Exchange Contracts	—	(557,782)	—	(557,782)
Total	$(133,836)	$(1,871,937)	$—	$(2,005,773)

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(l) See Investment Portfolio for additional detailed categorizations.

(m) Derivatives include value of unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost 211,381,132) — including $6,355,717 of securities loaned	$222,546,701
Investment in Daily Assets Fund Institutional (cost $6,638,160)*	6,638,160
Investment in Central Cash Management Fund (cost $26,756,478)	26,756,478
Total investments in securities, at value (cost $244,775,770)	255,941,339
Cash	316,324
Foreign currency, at value (cost $499,953)	494,773
Receivable for investments sold	168,801
Receivable for investments sold — when-issued/delayed delivery security	1,251,204
Receivable for Fund shares sold	95,425
Dividends receivable	197,959
Interest receivable	1,158,208
Receivable for variation margin on centrally cleared swaps	43,090
Unrealized appreciation on forward foreign currency exchange contracts	596,707
Foreign taxes recoverable	111,037
Other assets	5,166
Total assets	260,380,033
Liabilities
Payable upon return of securities loaned	6,638,160
Payable for investments purchased	702,534
Payable for investments purchased — when-issued/delayed delivery securities	3,528,052
Payable for Fund shares redeemed	140,520
Payable for variation margin on futures contracts	39,418
Options written, at value (premium received $517,417)	1,305,743
Unrealized depreciation on bilateral swap contracts	8,267
Unrealized depreciation on forward foreign currency exchange contracts	557,782
Accrued management fee	78,270
Accrued Trustees' fees	5,701
Other accrued expenses and payables	205,357
Total liabilities	13,209,804
Net assets, at value	$247,170,229
Net Assets Consist of
Undistributed net investment income	7,197,938
Net unrealized appreciation (depreciation) on: Investments	11,165,569
Swap contracts	(8,407)
Futures	(45,919)
Foreign currency	23,222
Written options	(788,326)
Accumulated net realized gain (loss)	5,835,531
Paid-in capital	223,790,621
Net assets, at value	$247,170,229
Class A Net Asset Value, offering and redemption price per share ($247,170,229 ÷ 10,040,081 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$24.62

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $213,282)	$4,370,167
Interest	4,530,878
Income distributions — Central Cash Management Fund	13,280
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	71,864
Total income	8,986,189
Expenses: Management fee	961,149
Administration fee	260,499
Services to shareholders	1,636
Custodian fee	121,687
Professional fees	98,388
Reports to shareholders	63,323
Trustees' fees and expenses	15,477
Other	84,295
Total expenses	1,606,454
Net investment income	7,379,735
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	6,967,711
Swap contracts	(1,346,021)
Futures	860,875
Written options	219,730
Foreign currency	556,145
7,258,440
Change in net unrealized appreciation (depreciation) on: Investments	(2,573,833)
Swap contracts	67,369
Futures	(1,038,811)
Written options	(904,713)
Foreign currency	(203,244)
(4,653,232)
Net gain (loss)	2,605,208
Net increase (decrease) in net assets resulting from operations	$9,984,943

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$7,379,735	$8,106,989
Net realized gain (loss)	7,258,440	30,650,529
Change in net unrealized appreciation (depreciation)	(4,653,232)	1,922,701
Net increase (decrease) in net assets resulting from operations	9,984,943	40,680,219
Distributions to shareholders from: Net investment income: Class A	(8,047,271)	(5,498,634)
Net realized gains: Class A	(26,528,998)	—
Total distributions	(34,576,269)	(5,498,634)
Fund share transactions: Class A Proceeds from shares sold	5,731,970	7,161,669
Shares issued to shareholders in reinvestment of distributions	34,576,269	5,498,634
Payments for shares redeemed	(37,629,458)	(39,157,373)
Net increase (decrease) in net assets from Class A share transactions	2,678,781	(26,497,070)
Increase (decrease) in net assets	(21,912,545)	8,684,515
Net assets at beginning of period	269,082,774	260,398,259
Net assets at end of period (including undistributed net investment income of $7,197,938 and $7,643,314, respectively)	$247,170,229	$269,082,774
Other Information
Class A Shares outstanding at beginning of period	9,857,478	10,896,924
Shares sold	223,936	284,532
Shares issued to shareholders in reinvestment of distributions	1,433,510	220,917
Shares redeemed	(1,474,843)	(1,544,895)
Net increase (decrease) in Class A shares	182,603	(1,039,446)
Shares outstanding at end of period	10,040,081	9,857,478

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$27.30	$23.90	$21.49	$22.13	$20.52
Income (loss) from investment operations: Net investment incomea	.72	.78	.57	.46	.39
Net realized and unrealized gain (loss)	.25	3.14	2.20	(.75)	1.88
Total from investment operations	.97	3.92	2.77	(.29)	2.27
Less distributions from: Net investment income	(.85)	(.52)	(.36)	(.35)	(.66)
Net realized gains	(2.80)	—	—	—	—
Total distributions	(3.65)	(.52)	(.36)	(.35)	(.66)
Net asset value, end of period	$24.62	$27.30	$23.90	$21.49	$22.13
Total Return (%)	3.83	16.63	12.98	(1.42)	11.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	247	269	260	264	308
Ratio of expenses (%)	.62	.60	.59	.58	.65
Ratio of net investment income (%)	2.83	3.07	2.48	2.09	1.89
Portfolio turnover rate (%)	88	182	188	109	203
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder VIP (formerly DWS Global Income Builder VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (formerly DWS Variable Series II) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$11,604,615
Undistributed net long-term capital gains	$1,847,642
Unrealized appreciation (depreciation) on investments	$10,711,004

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$12,402,934	$5,498,634
Distributions from long-term capital gains	$22,173,335	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $10,500,000 to $26,200,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of December 31, 2014. For the year ended December 31, 2014, the investment in credit default swap contracts sold had a total notional value of generally indicative of a range from $0 to $125,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2014, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $7,994,000 to $43,210,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $5,641,000 to $57,469,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2014, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in written option contracts had a total value generally indicative of a range from approximately $133,000 to $1,306,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $11,372,000 to $30,883,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $4,127,000 to $29,316,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $21,540,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$5	$87,917	$87,922
Foreign Exchange Contracts (b)	596,707	—	—	596,707
	$596,707	$5	$87,917	$684,629
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(1,305,743)	$—	$(8,412)	$(133,836)	$(1,447,991)
Foreign Exchange Contracts (c)	—	(557,782)	—	—	(557,782)
	$(1,305,743)	$(557,782)	$(8,412)	$(133,836)	$(2,005,773)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Options written, at value and unrealized depreciation on bilateral swap contracts, respectively
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$219,730	$—	$(1,355,195)	$860,875	$(274,590)
Credit Contracts (a)	—	—	9,174	—	9,174
Foreign Exchange Contracts (b)	—	770,535	—	—	770,535
	$219,730	$770,535	$(1,346,021)	$860,875	$505,119
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(904,713)	$—	$78,376	$(1,038,811)	$(1,865,148)
Credit Contracts (a)	—	—	(11,007)	—	(11,007)
Foreign Exchange Contracts (b)	—	(184,668)	—	—	(184,668)
	$(904,713)	$(184,668)	$67,369	$(1,038,811)	$(2,060,823)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd	$201,616	$(132,835)	$—	$—	$68,781
Barclays Bank PLC	133,971	(133,971)	—	—	—
BNP Paribas	31,780	(31,780)	—	—	—
Citigroup. Inc.	23,695	(23,695)	—	—	—
JPMorgan Chase Securities, Inc.	37,976	(37,976)	—	—	—
Societe Generale	167,669	(58,581)	—	—	109,088
	$596,707	$(418,838)	$—	$—	$177,869
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd	$132,835	$(132,835)	$—	$—	$—
Barclays Bank PLC	238,965	(133,971)	—	—	104,994
BNP Paribas	262,103	(31,780)	—	—	230,323
Citigroup. Inc.	479,502	(23,695)	—	(141,050)	314,757
Commonwealth Bank of Australia	1,257	—	—	—	1,257
JPMorgan Chase Securities, Inc.	90,959	(37,976)	—	—	52,983
Morgan Stanley	314,198	—	—	(312,325)	1,873
Nomura International PLC	248,761	—	—	(248,761)	—
Societe Generale	58,581	(58,581)	—	—	—
UBS AG	44,631	—	—	—	44,631
	$1,871,792	$(418,838)	$—	$(702,136)	$750,818

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $196,455,463 and $237,438,164, respectively. Purchases and sales of U.S. Treasury obligations aggregated $11,693,534 and $9,385,783, respectively.

For the year ended December 31, 2014, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premium
Outstanding, beginning of period	26,600,000	$280,210
Options written	28,600,000	456,937
Options closed	(16,100,000)	(204,242)
Options expired	(2,100,000)	(15,488)
Outstanding, end of period	37,000,000	$517,417

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.71%.

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.73%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $260,499, of which $21,158 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC aggregated $395, of which $66 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $20,383, of which $8,500 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $6,261.

E. Ownership of the Fund

At December 31, 2014, three participating insurance companies were owners of record of 10% or more of the total outstanding shares of the Fund, each owning 44%, 21 and 16%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Global Income Builder VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Global Income Builder VIP (formerly DWS Global Income Builder VIP) (the "Fund") (one of the series constituting Deutsche Variable Series II (formerly DWS Variable Series II)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Income Builder VIP at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2015

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$985.20
Expenses Paid per $1,000*	$3.15
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,022.03
Expenses Paid per $1,000*	$3.21

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Income Builder VIP	.63%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $2.34 per share from net long-term capital gains during its year ended December 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,022,000 as capital gain dividends for its year ended December 31, 2014.

For corporate shareholders, 13% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2014 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Income Builder VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitation agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS2GIB-2 (R-025825-4 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series II

(formerly DWS Variable Series II)

Deutsche High Income VIP

(formerly DWS High Income VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
18 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
22 Notes to Financial Statements
30 Report of Independent Registered Public Accounting Firm
31 Information About Your Fund's Expenses
32 Tax Information
32 Proxy Voting
33 Advisory Agreement Board Considerations and Fee Evaluation
35 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 0.73% and 1.10% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche High Income VIP

The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,147	$12,583	$14,895	$18,376
	Average annual total return	1.47%	7.96%	8.30%	6.27%
Credit Suisse High Yield Index	Growth of $10,000	$10,186	$12,565	$15,163	$20,281
	Average annual total return	1.86%	7.91%	8.68%	7.33%
Deutsche High Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,122	$12,474	$14,680	$17,807
	Average annual total return	1.22%	7.65%	7.98%	5.94%
Credit Suisse High Yield Index	Growth of $10,000	$10,186	$12,565	$15,163	$20,281
	Average annual total return	1.86%	7.91%	8.68%	7.33%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

Although high-yield bonds performed very well through the first six months of the year, a challenging second half caused the Credit Suisse High Yield Index (the Fund’s benchmark) to close with a modest gain of 1.86% — its lowest calendar-year return since 2008.1 The second-half downturn stemmed from two key factors. First, inconsistent fund flows and a heavy pace of new issuance led to an unfavorable balance of supply and demand in the market. Second, the sharp decline in the price of oil weighed on the prices of bonds issued by energy companies, which make up a sizeable portion of the high-yield market. Despite these headwinds, the favorable credit quality statistics for high-yield issuers, combined with inexpensive refinancing, contributed to high-yield default rates remaining below the historical average.

The Fund returned 1.47% during 2014 (Class A shares, unadjusted for contract charges). In managing the Fund, we focus on using credit research to identify the most compelling investment opportunities. We manage the portfolio from a long-term perspective, which means that we do not take on excessive risk to boost short-term returns. Instead, we strive to generate outperformance over a multi-year period by achieving an appropriate trade-off of risk and return. Consistent with this bottom-up approach, individual security selection was the primary driver of fund performance. Frontier Communications Corp., Windstream Corp. and Community Health Systems, Inc. were among the leading contributors to performance. On the negative side, the Fund’s positions in shorter-duration securities outweighed the positive contribution from its positions in longer-duration bonds (i.e., those with higher interest-rate sensitivity).2,3 Positions in bonds with exposure to political and economic instability and/or weakening commodity prices also detracted from fund performance. Among individual securities, the largest detractors included MEG Energy Corp., SandRidge Energy, Inc. and FMG Resources Pty Ltd. The Fund employed derivatives during the period, using credit default swaps to achieve exposure to certain companies within the high-yield market.

We retain a cautiously optimistic view on the U.S. high-yield market. Credit fundamentals remain strong, as improving corporate results have resulted in decreasing leverage and higher interest coverage in the asset class. High-yield companies have taken advantage of low rates by refinancing their debt and pushing the bulk of their maturities further into the future, thus reducing near-term default risk. However, supply-and-demand factors and shifting expectations regarding U.S. Federal Reserve Board (the Fed) policy continue to represent potential challenges for the market. We therefore expect volatility will remain a factor on a short-term basis, but we also believe yield spreads can trend lower in the intermediate term as favorable corporate results continue to support improving credit fundamentals and low default rates.4

Gary Russell, CFA

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Bank loans are loans to corporations that banks repackage and sell as securities.

3 Duration is a measure of a bond’s sensitivity to movements in prevailing interest rates.

4 Yield spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/14	12/31/13

Corporate Bonds	87%	82%
Cash Equivalents	7%	10%
Convertible Bonds	2%	2%
Preferred Stock	1%	1%
Government & Agency Obligations	1%	4%
Preferred Security	1%	1%
Loan Participations and Assignments	1%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Government & Agency Obligations, Cash Equivalents and Securities Lending Collateral)	12/31/14	12/31/13

Telecommunication Services	20%	20%
Consumer Discretionary	20%	19%
Industrials	12%	10%
Energy	10%	15%
Materials	9%	10%
Information Technology	8%	6%
Health Care	8%	5%
Consumer Staples	5%	7%
Financials	5%	6%
Utilities	3%	2%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/14	12/31/13

AAA	1%	4%
BBB	2%	2%
BB	43%	36%
B	41%	44%
CCC	12%	12%
Not Rated	1%	2%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 86.1%
Consumer Discretionary 17.7%
AMC Entertainment, Inc., 5.875%, 2/15/2022		220,000	223,300
AMC Networks, Inc., 7.75%, 7/15/2021		80,000	85,600
AmeriGas Finance LLC:
6.75%, 5/20/2020		460,000	473,800
7.0%, 5/20/2022		350,000	362,250
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021 (b)		210,000	179,550
APX Group, Inc., 6.375%, 12/1/2019		205,000	196,288
Asbury Automotive Group, Inc., 144A, 6.0%, 12/15/2024		495,000	503,662
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		330,000	350,625
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		350,000	333,375
Avis Budget Car Rental LLC:
5.5%, 4/1/2023 (b)		205,000	209,100
144A, 5.5%, 4/1/2023		455,000	464,100
Block Communications, Inc., 144A, 7.25%, 2/1/2020		375,000	382,500
Cablevision Systems Corp.:
5.875%, 9/15/2022 (b)		110,000	111,375
8.0%, 4/15/2020		65,000	73,450
CCO Holdings LLC:
7.0%, 1/15/2019		120,000	124,500
7.375%, 6/1/2020		50,000	53,000
CCOH Safari LLC:
5.5%, 12/1/2022		270,000	274,050
5.75%, 12/1/2024		270,000	273,038
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		602,000	583,940
144A, 6.375%, 9/15/2020		1,215,000	1,257,525
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		250,000	254,375
Series B, 6.5%, 11/15/2022		365,000	375,950
Series A, 7.625%, 3/15/2020		110,000	114,125
Series B, 7.625%, 3/15/2020		1,115,000	1,173,537
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		20,000	20,000
CSC Holdings LLC, 144A, 5.25%, 6/1/2024		510,000	512,550
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		375,000	378,750
Dana Holding Corp., 5.5%, 12/15/2024		180,000	181,800
DISH DBS Corp.:
4.25%, 4/1/2018		270,000	275,737
5.0%, 3/15/2023		1,225,000	1,185,187
6.75%, 6/1/2021		50,000	53,750
7.875%, 9/1/2019		270,000	306,450
Getty Images, Inc., 144A, 7.0%, 10/15/2020		305,000	239,425
Group 1 Automotive, Inc., 144A, 5.0%, 6/1/2022		300,000	293,250
Harron Communications LP, 144A, 9.125%, 4/1/2020		395,000	430,550
		Principal Amount ($)(a)	Value ($)

HD Supply, Inc.:
144A, 5.25%, 12/15/2021		275,000	279,812
7.5%, 7/15/2020 (b)		95,000	99,513
11.5%, 7/15/2020		90,000	103,050
Hertz Corp., 6.75%, 4/15/2019		305,000	314,150
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		140,000	149,800
iHeartCommunications, Inc.:
9.0%, 12/15/2019		530,000	522,050
11.25%, 3/1/2021		280,000	288,400
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		160,000	136,000
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		50,000	50,000
144A, 7.0%, 9/1/2020		345,000	363,975
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		370,000	381,100
Mediacom Broadband LLC:
5.5%, 4/15/2021		50,000	50,250
6.375%, 4/1/2023		425,000	435,625
Mediacom LLC, 7.25%, 2/15/2022		110,000	117,425
MGM Resorts International:
6.0%, 3/15/2023		280,000	281,400
6.75%, 10/1/2020 (b)		526,000	552,300
8.625%, 2/1/2019		510,000	578,212
Numericable-SFR:
144A, 4.875%, 5/15/2019		520,000	515,450
144A, 6.0%, 5/15/2022		775,000	779,262
144A, 6.25%, 5/15/2024		225,000	226,688
Penske Automotive Group, Inc., 5.375%, 12/1/2024		660,000	668,250
Petco Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		315,000	329,962
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		160,000	164,800
Quebecor Media, Inc., 5.75%, 1/15/2023		205,000	209,613
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		420,000	459,900
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		125,000	123,750
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		230,000	243,225
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		195,000	200,850
Springs Industries, Inc., 6.25%, 6/1/2021 (b)		295,000	293,525
Starz LLC, 5.0%, 9/15/2019		175,000	176,313
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		250,000	246,250
TRI Pointe Holdings, Inc., 144A, 4.375%, 6/15/2019		145,000	143,006
UCI International, Inc., 8.625%, 2/15/2019		310,000	296,050
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		945,000	987,525
144A, 7.5%, 3/15/2019		435,000	456,750
Univision Communications, Inc., 144A, 7.875%, 11/1/2020		140,000	149,100
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		205,000	221,913
Visant Corp., 10.0%, 10/1/2017		115,000	99,763
			24,005,471
		Principal Amount ($)(a)	Value ($)

Consumer Staples 4.8%
Big Heart Pet Brands, 7.625%, 2/15/2019		284,000	279,030
Chiquita Brands International, Inc., 7.875%, 2/1/2021		110,000	118,250
Cott Beverages, Inc.:
144A, 5.375%, 7/1/2022		240,000	220,200
144A, 6.75%, 1/1/2020		180,000	180,000
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		810,000	846,450
JBS Investments GmbH:
144A, 7.25%, 4/3/2024		525,000	515,812
144A, 7.75%, 10/28/2020		405,000	419,378
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		485,000	499,550
144A, 8.25%, 2/1/2020		160,000	168,400
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		110,000	106,700
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		1,390,000	1,424,750
6.875%, 2/15/2021		540,000	563,625
8.25%, 2/15/2021 (b)		225,000	230,625
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		55,000	47,850
Smithfield Foods, Inc., 6.625%, 8/15/2022		190,000	198,550
The WhiteWave Foods Co., 5.375%, 10/1/2022		185,000	190,550
U.S. Foods, Inc., 8.5%, 6/30/2019 (b)		400,000	424,000
			6,433,720
Energy 8.7%
Access Midstream Partners LP, 6.125%, 7/15/2022		325,000	345,312
Antero Resources Corp., 144A, 5.125%, 12/1/2022		330,000	311,025
Antero Resources Finance Corp., 5.375%, 11/1/2021		250,000	241,875
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		70,000	59,500
144A, 5.625%, 6/1/2024		95,000	80,750
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		205,000	155,800
6.75%, 11/1/2020		680,000	544,000
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		115,000	110,975
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		215,000	166,087
8.625%, 10/15/2020		205,000	176,300
California Resources Corp.:
144A, 5.0%, 1/15/2020		140,000	121,450
144A, 5.5%, 9/15/2021		323,000	276,165
144A, 6.0%, 11/15/2024		35,000	29,575
Chaparral Energy, Inc., 7.625%, 11/15/2022		465,000	304,575
Crestwood Midstream Partners LP:
6.125%, 3/1/2022		165,000	157,575
7.75%, 4/1/2019		325,000	333,125
Denbury Resources, Inc.:
4.625%, 7/15/2023		65,000	56,388
5.5%, 5/1/2022		70,000	64,050
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		230,000	247,250
		Principal Amount ($)(a)	Value ($)

Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		545,000	482,325
EP Energy LLC, 6.875%, 5/1/2019		330,000	334,950
EV Energy Partners LP, 8.0%, 4/15/2019		955,000	811,750
Halcon Resources Corp., 8.875%, 5/15/2021		1,086,000	817,215
Hilcorp Energy I LP, 144A, 5.0%, 12/1/2024		195,000	171,600
Holly Energy Partners LP, 6.5%, 3/1/2020		105,000	103,950
Jupiter Resources, Inc., 144A, 8.5%, 10/1/2022		185,000	139,213
Linn Energy LLC, 6.25%, 11/1/2019		140,000	118,300
MEG Energy Corp.:
144A, 6.5%, 3/15/2021		235,000	214,437
144A, 7.0%, 3/31/2024		610,000	552,050
Memorial Resource Development Corp., 144A, 5.875%, 7/1/2022		195,000	176,475
Midstates Petroleum Co., Inc., 10.75%, 10/1/2020		320,000	169,600
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		290,000	303,050
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		595,000	450,712
Regency Energy Partners LP:
5.0%, 10/1/2022		125,000	118,125
5.875%, 3/1/2022		25,000	24,938
RSP Permian, Inc., 144A, 6.625%, 10/1/2022		115,000	106,950
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		690,000	677,925
5.625%, 4/15/2023		155,000	151,513
5.75%, 5/15/2024		175,000	171,719
SandRidge Energy, Inc., 7.5%, 3/15/2021		575,000	368,000
SESI LLC, 6.375%, 5/1/2019		235,000	227,950
Seventy Seven Energy, Inc., 6.5%, 7/15/2022 (b)		50,000	29,250
Seventy Seven Operating LLC, 6.625%, 11/15/2019		150,000	114,000
Swift Energy Co., 7.875%, 3/1/2022		290,000	150,075
Talos Production LLC, 144A, 9.75%, 2/15/2018		410,000	373,100
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		70,000	67,375
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		145,000	95,700
Welltec AS, 144A, 8.0%, 2/1/2019		400,000	372,000
WPX Energy, Inc., 5.25%, 9/15/2024		140,000	130,200
			11,806,224
Financials 3.2%
Credit Agricole SA, 144A, 7.875%, 1/29/2049		330,000	335,786
Credit Suisse Group AG, 144A, 6.25%, 12/29/2049		230,000	221,203
Denali Borrower LLC, 144A, 5.625%, 10/15/2020		285,000	296,542
E*TRADE Financial Corp.:
5.375%, 11/15/2022		170,000	173,825
6.375%, 11/15/2019		585,000	620,100
Hellas Telecommunications Finance, 144A, 8.082%**, 7/15/2015 (PIK)*	EUR	322,107	0
		Principal Amount ($)(a)	Value ($)

International Lease Finance Corp.:
3.875%, 4/15/2018		385,000	385,000
6.25%, 5/15/2019		320,000	349,600
8.75%, 3/15/2017		245,000	271,338
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		290,000	308,125
(REIT), 6.875%, 5/1/2021		295,000	315,650
Neuberger Berman Group LLC, 144A, 5.625%, 3/15/2020		160,000	167,200
Popular, Inc., 7.0%, 7/1/2019		145,000	145,000
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		305,000	323,300
Societe Generale SA, 144A, 7.875%, 12/29/2049		460,000	445,625
			4,358,294
Health Care 6.8%
Aviv Healthcare Properties LP:
6.0%, 10/15/2021		100,000	104,000
7.75%, 2/15/2019		500,000	521,000
Biomet, Inc.:
6.5%, 8/1/2020		355,000	379,850
6.5%, 10/1/2020		100,000	105,500
Community Health Systems, Inc.:
5.125%, 8/15/2018		1,155,000	1,195,425
5.125%, 8/1/2021		55,000	57,063
6.875%, 2/1/2022 (b)		220,000	233,063
7.125%, 7/15/2020		635,000	677,069
Crimson Merger Sub, Inc., 144A, 6.625%, 5/15/2022		525,000	471,844
Endo Finance LLC:
144A, 5.375%, 1/15/2023		215,000	210,700
144A, 5.75%, 1/15/2022		220,000	220,000
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		220,000	234,850
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		420,000	432,600
HCA, Inc.:
5.25%, 4/15/2025		145,000	151,525
6.5%, 2/15/2020		890,000	997,245
7.5%, 2/15/2022		305,000	348,462
Hologic, Inc., 6.25%, 8/1/2020		200,000	208,000
IMS Health, Inc., 144A, 6.0%, 11/1/2020		250,000	257,500
LifePoint Hospitals, Inc, 5.5%, 12/1/2021		275,000	281,187
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		345,000	360,525
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		299,000	316,940
Valeant Pharmaceuticals International, Inc.:
144A, 6.375%, 10/15/2020		245,000	256,025
144A, 7.5%, 7/15/2021		1,050,000	1,134,000
			9,154,373
Industrials 11.0%
ADT Corp.:
3.5%, 7/15/2022 (b)		150,000	127,875
4.125%, 4/15/2019		45,000	44,550
5.25%, 3/15/2020		300,000	303,750
6.25%, 10/15/2021 (b)		145,000	148,988
Aguila 3 SA, 144A, 7.875%, 1/31/2018		480,000	464,400
Armored Autogroup, Inc., 9.25%, 11/1/2018		355,000	353,225
		Principal Amount ($)(a)	Value ($)

Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		245,000	232,138
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		317,240	324,378
BakerCorp International, Inc., 8.25%, 6/1/2019		335,000	303,175
Belden, Inc., 144A, 5.5%, 9/1/2022		355,000	352,337
Bombardier, Inc.:
144A, 4.75%, 4/15/2019		160,000	160,600
144A, 5.75%, 3/15/2022 (b)		225,000	227,813
144A, 6.0%, 10/15/2022		265,000	267,650
Casella Waste Systems, Inc., 7.75%, 2/15/2019 (b)		220,000	223,300
Covanta Holding Corp., 5.875%, 3/1/2024		220,000	223,850
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		275,000	290,125
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		160,000	152,000
Ducommun, Inc., 9.75%, 7/15/2018		305,000	326,350
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		470,000	465,300
FTI Consulting, Inc., 6.0%, 11/15/2022		205,000	209,613
Garda World Security Corp., 144A, 7.25%, 11/15/2021		290,000	287,100
Gates Global LLC, 144A, 6.0%, 7/15/2022		190,000	181,963
GenCorp, Inc., 7.125%, 3/15/2021		535,000	560,305
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021		395,000	401,912
7.125%, 3/15/2021		60,000	64,800
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		575,000	592,250
Meritor, Inc.:
6.25%, 2/15/2024		215,000	218,225
6.75%, 6/15/2021		300,000	313,500
Moog, Inc., 144A, 5.25%, 12/1/2022		165,000	167,063
Navios Maritime Holdings, Inc.:
144A, 7.375%, 1/15/2022		830,000	759,450
8.125%, 2/15/2019		345,000	303,600
Nortek, Inc., 8.5%, 4/15/2021		440,000	470,800
Oshkosh Corp., 5.375%, 3/1/2022		165,000	168,300
Ply Gem Industries, Inc.:
6.5%, 2/1/2022 (b)		275,000	258,500
144A, 6.5%, 2/1/2022		140,000	130,200
SBA Communications Corp., 5.625%, 10/1/2019		200,000	204,500
Spirit AeroSystems, Inc.:
5.25%, 3/15/2022		285,000	289,987
6.75%, 12/15/2020		205,000	217,300
Titan International, Inc., 6.875%, 10/1/2020		590,000	519,200
TransDigm, Inc.:
6.0%, 7/15/2022		260,000	259,350
6.5%, 7/15/2024		155,000	155,775
7.5%, 7/15/2021		1,115,000	1,187,475
Triumph Group, Inc., 5.25%, 6/1/2022		130,000	129,675
United Rentals North America, Inc.:
5.75%, 7/15/2018		365,000	380,512
6.125%, 6/15/2023		25,000	26,250
7.375%, 5/15/2020		595,000	642,600
7.625%, 4/15/2022		595,000	654,202
		Principal Amount ($)(a)	Value ($)

XPO Logistics, Inc., 144A, 7.875%, 9/1/2019		90,000	94,050
			14,840,261
Information Technology 7.0%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		105,000	109,725
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		805,000	845,250
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		255,000	262,650
Audatex North America, Inc.:
144A, 6.0%, 6/15/2021		315,000	324,450
144A, 6.125%, 11/1/2023		115,000	118,738
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		450,000	423,000
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (PIK)		320,000	272,000
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		145,000	141,375
CDW LLC:
5.5%, 12/1/2024		665,000	665,831
6.0%, 8/15/2022		230,000	237,475
8.5%, 4/1/2019		177,000	186,514
CyrusOne LP, 6.375%, 11/15/2022		105,000	112,088
EarthLink Holdings Corp., 7.375%, 6/1/2020		245,000	248,675
Entegris, Inc., 144A, 6.0%, 4/1/2022		160,000	162,000
Equinix, Inc.:
5.375%, 1/1/2022		225,000	227,115
5.375%, 4/1/2023		725,000	725,000
5.75%, 1/1/2025		170,000	171,487
First Data Corp.:
144A, 6.75%, 11/1/2020		611,000	652,242
144A, 7.375%, 6/15/2019		250,000	263,125
144A, 8.75%, 1/15/2022 (PIK)		910,000	978,250
144A, 8.875%, 8/15/2020		495,000	530,887
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		275,000	287,375
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		445,000	477,262
7.625%, 6/15/2021		230,000	253,000
NCR Corp.:
5.875%, 12/15/2021		55,000	56,513
6.375%, 12/15/2023		135,000	140,400
NXP BV, 144A, 3.75%, 6/1/2018		250,000	250,000
Sanmina Corp., 144A, 4.375%, 6/1/2019		25,000	24,813
Ymobile Corp., 144A, 8.25%, 4/1/2018		335,000	350,912
			9,498,152
Materials 5.6%
Ardagh Packaging Finance PLC, 144A, 3.241%**, 12/15/2019		310,000	299,150
Berry Plastics Corp.:
5.5%, 5/15/2022		435,000	441,525
9.75%, 1/15/2021		460,000	511,750
Cascades, Inc., 144A, 5.5%, 7/15/2022		145,000	144,275
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		290,000	285,650
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		275,000	283,250
Crown Americas LLC, 6.25%, 2/1/2021		50,000	52,625
		Principal Amount ($)(a)	Value ($)

Exopack Holding Corp., 144A, 10.0%, 6/1/2018		230,000	243,800
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		551,000	498,655
144A, 7.0%, 2/15/2021		475,000	427,500
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		315,000	301,219
144A, 8.25%, 11/1/2019 (b)		270,000	245,700
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		600,000	588,000
8.875%, 2/1/2018		270,000	240,300
Kaiser Aluminum Corp., 8.25%, 6/1/2020		260,000	282,100
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		428,000	428,000
Perstorp Holding AB, 144A, 8.75%, 5/15/2017 (b)		455,000	447,037
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		250,000	248,750
Polymer Group, Inc., 7.75%, 2/1/2019		270,000	279,787
Rain CII Carbon LLC:
144A, 8.0%, 12/1/2018		270,000	272,700
144A, 8.25%, 1/15/2021		200,000	204,500
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		115,000	114,138
144A, 5.125%, 12/1/2024		55,000	55,550
144A, 8.375%, 9/15/2021		150,000	167,625
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		210,000	204,750
Tronox Finance LLC, 6.375%, 8/15/2020		200,000	200,500
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		90,000	92,250
144A, 5.625%, 10/1/2024		45,000	46,913
			7,607,999
Telecommunication Services 18.7%
Altice Financing SA:
144A, 6.5%, 1/15/2022		200,000	195,500
144A, 7.875%, 12/15/2019		235,000	240,616
Altice Finco SA, 144A, 9.875%, 12/15/2020		235,000	251,199
Altice SA, 144A, 7.75%, 5/15/2022		245,000	245,459
B Communications Ltd., 144A, 7.375%, 2/15/2021		270,000	285,525
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		105,000	108,938
Series W, 6.75%, 12/1/2023 (b)		280,000	306,600
Cincinnati Bell, Inc., 8.375%, 10/15/2020		1,505,000	1,580,250
CommScope, Inc., 144A, 5.0%, 6/15/2021		260,000	256,100
CPI International, Inc., 8.75%, 2/15/2018		260,000	267,150
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		265,000	246,450
144A, 8.25%, 9/30/2020		1,560,000	1,513,200
Digicel Ltd.:
144A, 7.0%, 2/15/2020		200,000	197,800
144A, 8.25%, 9/1/2017		1,090,000	1,103,625
Frontier Communications Corp.:
6.25%, 9/15/2021		140,000	140,700
6.875%, 1/15/2025		140,000	140,000
7.125%, 1/15/2023		1,370,000	1,393,975
8.5%, 4/15/2020		100,000	111,500
		Principal Amount ($)(a)	Value ($)

Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		465,000	462,164
7.25%, 10/15/2020		1,230,000	1,299,187
7.5%, 4/1/2021		1,270,000	1,358,900
Intelsat Luxembourg SA:
7.75%, 6/1/2021		670,000	671,675
8.125%, 6/1/2023		105,000	107,100
Level 3 Communications, Inc.:
144A, 5.75%, 12/1/2022		280,000	281,750
8.875%, 6/1/2019		55,000	58,311
Level 3 Escrow II, Inc., 144A, 5.375%, 8/15/2022		675,000	678,375
Level 3 Financing, Inc.:
6.125%, 1/15/2021		165,000	170,775
7.0%, 6/1/2020		515,000	542,681
8.125%, 7/1/2019		425,000	451,563
8.625%, 7/15/2020		510,000	550,162
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		370,000	348,725
Pacnet Ltd., 144A, 9.0%, 12/12/2018		200,000	222,750
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020		245,000	264,600
144A, 9.0%, 11/15/2018		845,000	961,103
Sprint Corp., 7.125%, 6/15/2024		1,345,000	1,250,850
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		110,000	111,650
6.625%, 11/15/2020		705,000	717,337
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		185,000	194,250
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		1,480,000	1,618,750
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		300,000	326,250
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		195,000	199,388
Windstream Corp.:
6.375%, 8/1/2023 (b)		265,000	247,775
7.5%, 4/1/2023		420,000	417,900
7.75%, 10/15/2020		1,880,000	1,936,399
7.75%, 10/1/2021		675,000	688,500
7.875%, 11/1/2017		495,000	535,837
			25,259,294
Utilities 2.6%
AES Corp.:
3.234%**, 6/1/2019		175,000	170,625
8.0%, 10/15/2017		51,000	57,248
8.0%, 6/1/2020		525,000	599,812
Calpine Corp.:
5.375%, 1/15/2023		240,000	242,400
5.75%, 1/15/2025		240,000	243,000
Dynegy Finance I, Inc., 144A, 7.625%, 11/1/2024		50,000	51,000
Enel SpA, 144A, 8.75%**, 9/24/2073		295,000	342,569
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		550,000	429,000
NGL Energy Partners LP, 144A, 5.125%, 7/15/2019		190,000	182,400
NRG Energy, Inc.:
144A, 6.25%, 5/1/2024		770,000	783,475
7.875%, 5/15/2021		215,000	231,662
		Principal Amount ($)(a)	Value ($)

RJS Power Holdings LLC, 144A, 5.125%, 7/15/2019		195,000	192,563
			3,525,754
Total Corporate Bonds (Cost $117,735,894)			116,489,542

Government & Agency Obligation 0.8%
U.S. Treasury Obligation
U.S. Treasury Note, 1.0%, 8/31/2016 (c) (Cost $1,058,015)		1,050,000	1,057,875

Loan Participations and Assignments 0.5%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		700,000	0
Level 3 Financing, Inc., Term Loan B5, 4.5%, 1/31/2022		365,000	365,912
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		307,675	300,445
Total Loan Participations and Assignments (Cost $1,368,267)			666,357

Convertible Bond 1.7%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK) (Cost $1,294,402)		1,297,793	2,241,938

Preferred Security 0.8%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $772,845)		1,135,000	1,021,500

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (d)	15	41,683
Trump Entertainment Resorts, Inc.*	45	0
		41,683
Industrials 0.0%
Congoleum Corp.*	24,000	0
Quad Graphics, Inc.	224	5,143
		5,143
Materials 0.0%
GEO Specialty Chemicals, Inc.*	24,225	16,066
GEO Specialty Chemicals, Inc. 144A*	2,206	1,463
		17,529
Total Common Stocks (Cost $345,217)		64,355

Preferred Stock 0.8%
Financials
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $1,058,296)	1,134	1,139,209
	Shares	Value ($)

Warrants 0.1%
Materials
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	119,802	78,554
Hercules Trust II, Expiration Date 3/31/2029*	1,100	10,810
Total Warrants (Cost $244,286)		89,364

Securities Lending Collateral 3.7%
Daily Assets Fund Institutional, 0.10% (e) (f) (Cost $5,014,149)	5,014,149	5,014,149

	Shares	Value ($)

Cash Equivalents 7.4%
Central Cash Management Fund, 0.06% (e) (Cost $9,940,357)	9,940,357	9,940,357

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $138,831,728)†	101.9	137,724,646
Other Assets and Liabilities, Net	(1.9)	(2,503,057)
Net Assets	100.0	135,221,589

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	700,000	700,000	0
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	550,000	329,201	429,000
Hellas Telecommunications Finance*	8.082%	7/15/2015	EUR	322,107	92,199	0
					1,121,400	429,000

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2014.

† The cost for federal income tax purposes was $138,769,514. At December 31, 2014, net unrealized depreciation for all securities based on tax cost was $1,044,868. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,126,638 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,171,506.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $4,829,671, which is 3.6% of net assets.

(c) At December 31, 2014, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	53,353	41,683	0.03

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At December 31, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (g)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
12/20/2011 3/20/2017	370,000	1	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB–	30,937	6,913	24,024
11/14/2014 12/20/2019	630,000	2	5.0%	Community Health Systems, Inc., 8.0%, 11/15/2019, B–	61,790	42,162	19,628
6/20/2013 9/20/2018	245,000	1	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	29,878	16,279	13,599
6/20/2011 9/20/2015	1,145,000	3	5.0%	HCA, Inc., 6.375%, 1/15/2015, B–	40,222	10,468	29,754
3/21/2011 6/20/2016	610,000	4	5.0%	HCA, Inc., 6.375%, 1/15/2015, B–	40,531	6,704	33,827
6/20/2013 9/20/2018	470,000	3	5.0%	HCA, Inc., 8.0%, 10/1/2018, B–	60,122	27,942	32,180
6/20/2013 9/20/2018	730,000	5	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB–	35,357	32,254	3,103
12/20/2013 3/20/2019	3,000,000	3	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB–	119,987	262,467	(142,480)
Total unrealized appreciation							13,635

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(h) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Credit Suisse

2 Morgan Stanley

3 Goldman Sachs & Co.

4 JPMorgan Chase Securities, Inc.

5 Bank of America
Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$116,489,542	$0	$116,489,542
Government & Agency Obligation	—	1,057,875	—	1,057,875
Loan Participations and Assignments	—	666,357	0	666,357
Convertible Bond	—	—	2,241,938	2,241,938
Preferred Security	—	1,021,500	—	1,021,500
Common Stocks (i)	5,143	—	59,212	64,355
Preferred Stock	—	1,139,209	—	1,139,209
Warrants (i)	—	—	89,364	89,364
Short-Term Investments (i)	14,954,506	—	—	14,954,506
Derivatives (j)
Credit Default Swap Contracts	—	156,115	—	156,115
Total	$14,959,649	$120,530,598	$2,390,514	$137,880,761
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)
Credit Default Swap Contracts	$—	$(142,480)	$—	$(142,480)
Total	$—	$(142,480)	$—	$(142,480)

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Loan Participations and Assignments	Convertible Bonds	Common Stocks	Warrants	Total
Balance as of December 31, 2013	$0	$0	$2,514,085	$289,546	$99,821	$2,903,452
Realized gains (loss)	(965,174)	—	—	44,875	—	(920,299)
Change in unrealized appreciation (depreciation)	965,174	—	(283,646)	(48,008)	(10,457)	623,063
Amortization of premium/accretion of discount	—	—	11,499	—	—	11,499
Purchases	—	—	—	—	—	—
(Sales)	—	—	—	(227,201)	—	(227,201)
Transfer into Level 3	—	—	—	—	—	—
Balance as of December 31, 2014	$0	$0	$2,241,938	$59,212	$89,364	$2,390,514
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$0	$0	$(283,646)	$(3,133)	$(10,457)	$(297,236)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Consumer Discretionary	$41,683	Market Approach	EV/EBITDA Multiple	11.24
			Discount to public comparables	15%
			Discount for lack of marketability	15%
	$0	Asset Valuation	Book Value of Equity	0%
Industrials	$0	Asset Valuation	Book Value of Equity	0%
Materials	$17,529	Market Approach	EV/EBITDA Multiple	6.26
			Discount to public comparables	20%
			Discount for lack of marketability	25%
Warrants
Materials	$10,810	Black Scholes Option Pricing Model	Implied Volatility	30%
			Discount for lack of marketability	20%
	$78,554	Market Approach	EV/EBITDA Multiple	6.26
			Discount to public comparables	20%
			Discount for lack of marketability	25%
Loan Participations & Assignments
Senior Loans	$0	Market Approach	Evaluated Price	0
Corporate Bonds
Finance	$0	Asset Valuation	Book Value	0
Convertible Bonds
Materials	$2,241,938	Convertible Bond Methodology	EV/EBITDA Multiple	6.26
			Discount to public comparable	20%
			Discount for lack of marketability	25%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio and/or a significant change in the discount for lack of marketability could have a material change on the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $123,877,222) — including $4,829,671 of securities loaned	$122,770,140
Investment in Daily Assets Fund Institutional (cost $5,014,149)*	5,014,149
Investment in Central Cash Management Fund (cost $9,940,357)	9,940,357
Total investments in securities, at value (cost $138,831,728)	137,724,646
Cash	247,824
Foreign currency, at value (cost $76)	72
Receivable for investments sold	94,664
Receivable for Fund shares sold	95
Interest receivable	2,037,142
Unrealized appreciation on bilateral swap contracts	156,115
Upfront payments paid on bilateral swap contracts	405,189
Foreign taxes recoverable	277
Other assets	2,760
Total assets	140,668,784
Liabilities
Payable upon return of securities loaned	5,014,149
Payable for Fund shares redeemed	98,362
Unrealized depreciation on bilateral swap contracts	142,480
Accrued management fee	49,768
Accrued Trustees' fees	3,051
Other accrued expenses and payables	139,385
Total liabilities	5,447,195
Net assets, at value	$135,221,589
Net Assets Consist of
Undistributed net investment income	8,342,159
Net unrealized appreciation (depreciation) on: Investments	(1,107,082)
Swap contracts	13,635
Foreign currency	(4)
Accumulated net realized gain (loss)	(37,529,883)
Paid-in capital	165,502,764
Net assets, at value	$135,221,589
Class A Net Asset Value, offering and redemption price per share ($135,196,648 ÷ 20,495,541 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.60
Class B Net Asset Value, offering and redemption price per share ($24,941 ÷ 3,764 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.63

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Interest	$9,089,997
Dividends	75,928
Income distributions — Central Cash Management Fund	8,966
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	29,130
Total income	9,204,021
Expenses: Management fee	774,879
Administration fee	154,976
Distribution service fee (Class B)	2,610
Recordkeeping fees (Class B)	1,498
Services to shareholders	1,606
Custodian fee	29,677
Professional fees	109,956
Reports to shareholders	36,864
Trustees' fees and expenses	9,645
Other	42,192
Total expenses before expense reductions	1,163,903
Expense reductions	(28,084)
Total expenses after expense reductions	1,135,819
Net investment income (loss)	8,068,202
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	128,941
Swap contracts	1,013,217
Foreign currency	46,159
1,188,317
Change in net unrealized appreciation (depreciation) on: Investments	(5,350,380)
Swap contracts	(1,001,496)
Foreign currency	2,788
(6,349,088)
Net gain (loss)	(5,160,771)
Net increase (decrease) in net assets resulting from operations	$2,907,431

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$8,068,202	$9,500,105
Net realized gain (loss)	1,188,317	3,917,069
Change in net unrealized appreciation (depreciation)	(6,349,088)	(804,655)
Net increase (decrease) in net assets resulting from operations	2,907,431	12,612,519
Distributions to shareholders from: Net investment income: Class A	(10,554,088)	(12,380,542)
Class B	(119,183)	(6,491)
Total distributions	(10,673,271)	(12,387,033)
Fund share transactions: Class A Proceeds from shares sold	12,833,015	37,136,318
Reinvestment of distributions	10,554,088	12,380,542
Payments for shares redeemed	(45,572,381)	(63,021,014)
Net increase (decrease) in net assets from Class A share transactions	(22,185,278)	(13,504,154)
Class B Proceeds from shares sold	7,949,939	674,207
Reinvestment of distributions	119,183	6,491
Payments for shares redeemed	(8,248,423)	(452,620)
Net increase (decrease) in net assets from Class B share transactions	(179,301)	228,078
Increase (decrease) in net assets	(30,130,419)	(13,050,590)
Net assets at beginning of period	165,352,008	178,402,598
Net assets at end of period (including undistributed net investment income of $8,342,159 and $9,541,574, respectively)	$135,221,589	$165,352,008
Other Information
Class A Shares outstanding at beginning of period	23,727,813	25,717,511
Shares sold	1,881,827	5,481,259
Shares issued to shareholders in reinvestment of distributions	1,575,237	1,834,154
Shares redeemed	(6,689,336)	(9,305,111)
Net increase (decrease) in Class A shares	(3,232,272)	(1,989,698)
Shares outstanding at end of period	20,495,541	23,727,813
Class B Shares outstanding at beginning of period	46,339	13,214
Shares sold	1,159,065	98,852
Shares issued to shareholders in reinvestment of distributions	17,657	955
Shares redeemed	(1,219,297)	(66,682)
Net increase (decrease) in Class B shares	(42,575)	33,125
Shares outstanding at end of period	3,764	46,339

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$6.96		$6.93		$6.56	$6.90	$6.55
Income (loss) from investment operations: Net investment incomea	.36		.39		.45	.51	.52
Net realized and unrealized gain (loss)	(.25)		.14		.48	(.24)	.36
Total from investment operations	.11		.53		.93	.27	.88
Less distributions from: Net investment income	(.47)		(.50)		(.56)	(.61)	(.53)
Net asset value, end of period	$6.60		$6.96		$6.93	$6.56	$6.90
Total Return (%)	1.47	b	7.91	b	14.91	3.84	14.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135		165		178	169	195
Ratio of expenses before expense reductions (%)	.75		.73		.72	.72	.72
Ratio of expenses after expense reductions (%)	.73		.72		.72	.72	.72
Ratio of net investment income (%)	5.21		5.69		6.68	7.59	7.90
Portfolio turnover rate (%)	52		58		58	59	93
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$6.99		$6.97		$6.59		$6.93	$6.58
Income (loss) from investment operations: Net investment incomea	.35		.36		.43		.49	.50
Net realized and unrealized gain (loss)	(.26)		.15		.49		(.24)	.36
Total from investment operations	.09		.51		.92		.25	.86
Less distributions from: Net investment income	(.45)		(.49)		(.54)		(.59)	(.51)
Net asset value, end of period	$6.63		$6.99		$6.97		$6.59	$6.93
Total Return (%)	1.22	b	7.44	b	14.70	b	3.57	13.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	25		324		92		85	144
Ratio of expenses before expense reductions (%)	1.13		1.10		.99		.99	.99
Ratio of expenses after expense reductions (%)	.97		.97		.99		.99	.99
Ratio of net investment income (%)	5.09		5.29		6.42		7.33	7.63
Portfolio turnover rate (%)	52		58		58		59	93
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche High Income VIP (formerly DWS High Income VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (formerly DWS Variable Series II) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $37,593,000, including $35,391,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2015 ($858,000), December 31, 2016 ($17,301,000) and December 31, 2017 ($17,232,000), the respective expiration dates, whichever occurs first; and approximately $2,202,000 of post-enactment long-term losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($614,000) and long-term losses ($1,588,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward currency contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$8,396,274
Capital loss carryforwards	$(37,593,000)
Unrealized appreciation (depreciation) on investments	$(1,044,868)

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$10,673,271	$12,387,033

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the Fund's investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $7,200,000 to $26,735,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of December 31, 2014. For the year ended December 31, 2014, the Fund's investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $1,634,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $777,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Swap Contracts
Credit Contract (a)	$156,115
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on bilateral swap contracts

Liability Derivative	Swap Contracts
Credit Contracts (a)	$142,480
Each of the above derivatives is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$1,013,217	$1,013,217
Foreign Exchange Contracts (b)	52,580	—	52,580
	$52,580	$1,013,217	$1,065,797
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from swap contracts
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(1,001,496)	$(1,001,496)
Foreign Exchange Contracts (b)	2,853	—	2,853
	$2,853	$(1,001,496)	$(998,643)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on swap contracts
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America	$3,103	$—	$—	$3,103
Credit Suisse	37,623	—	—	37,623
Goldman Sachs & Co.	61,934	(61,934)	—	—
JPMorgan Chase Securities, Inc.	33,827	—	—	33,827
Morgan Stanley	19,628	—	—	19,628
	$156,115	$(61,934)	$—	$94,181
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$142,480	$(61,934)	$—	$80,546

C. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $71,746,218 and $83,609,067, respectively. Purchases of U.S. Treasury obligations aggregated $1,062,179.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.72%
Class B	.97%

Effective October 1, 2014 through September 30, 2015 for Class A shares, and effective October 1, 2014 through April 30, 2015 for Class B shares, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.72%
Class B	1.00%

For the year ended December 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$26,380
Class B	1,704
$28,084

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $154,976, of which $11,531 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$289	$48
Class B	53	8
	$342	$56

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2014, the Distribution Service Fee was $2,610, of which $8 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,494, of which $6,832 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,553.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Ownership of the Fund

At December 31, 2014, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 62% and 27%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 97%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche High Income VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche High Income VIP (formerly DWS High Income VIP) (the "Fund") (one of the series constituting Deutsche Variable Series II (formerly DWS Variable Series II)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche High Income VIP at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2015

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$966.30	$963.70
Expenses Paid per $1,000*	$3.62	$4.80
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,021.53	$1,020.32
Expenses Paid per $1,000*	$3.72	$4.94

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche High Income VIP	.73%	.97%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche High Income VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS2HI-2 (R-025832-4 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series II

(formerly DWS Variable Series II)

Deutsche Large Cap Value VIP

(formerly DWS Large Cap Value VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
9 Statement of Changes in Net Assets
11 Financial Highlights
12 Notes to Financial Statements
16 Report of Independent Registered Public Accounting Firm
17 Information About Your Fund's Expenses
18 Tax Information
18 Proxy Voting
19 Advisory Agreement Board Considerations and Fee Evaluation
22 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 0.78% and 1.09% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Large Cap Value VIP

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,072	$15,910	$17,612	$18,699
	Average annual total return	10.72%	16.74%	11.99%	6.46%
Russell 1000® Value Index	Growth of $10,000	$11,345	$17,668	$20,487	$20,231
	Average annual total return	13.45%	20.89%	15.42%	7.30%
Deutsche Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,036	$15,765	$17,363	$18,086
	Average annual total return	10.36%	16.39%	11.67%	6.10%
Russell 1000® Value Index	Growth of $10,000	$11,345	$17,668	$20,487	$20,231
	Average annual total return	13.45%	20.89%	15.42%	7.30%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

Deutsche Large Cap Value VIP returned 10.72% in 2014 (Class A shares, unadjusted for contract charges), below the 13.45% return of its benchmark, the Russell 1000™ Value Index.1

Over the past 12 months, the United States managed steady but slow GDP growth, Europe’s economic performance was flat to slightly positive, and China’s GDP pulled back significantly.2 Overall, value stocks that outperformed during the period displayed steady revenue growth coupled with operating leverage and favorable capital deployment strategies such as share buybacks and increased dividend payouts.

As of September 29, 2014, a new portfolio team led by Deepak Khanna assumed day-to-day management of Deutsche Large Cap Value VIP. Through our day-to-day management of the Fund, we seek to achieve superior long-term risk-adjusted returns by exploiting market inefficiencies through a bottom-up, relative-value, research-driven approach. Over the past 12 months, the Fund’s positions in financials and energy represented the largest detractors from performance. Within financials, an underweight to REITs (real estate investment trusts) hurt performance. The largest contributions to the Fund’s 12-month returns came from holdings in the health care sector, where the performance of pharmaceutical companies was strong. In particular, holdings in Mallinckrodt PLC outperformed based on the market’s favorable reaction to the firm’s acquisition of Questcor Pharmaceuticals, Inc.

In terms of market returns, we expect 2015 to be very similar to 2014. Given the current global economic situation, as managers we feel it is increasingly important to focus on countries that will benefit the most from domestic demand, and the United States should continue to be the best example of this. The Fund is currently positioned with overweights in health care, based on continued benefits to the health care industry from the Affordable Care Act; in technology, due to the growth in cloud computing; and in consumer discretionary, based on lower oil prices and a more favorable picture for U.S. employment.3,4

Deepak Khanna, CFA

Lead Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 GDP, or gross domestic product, is the value of all goods and services produced by a country’s economy.

3 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

4 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/14	12/31/13

Common Stocks	100%	99%
Cash Equivalents	0%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/14	12/31/13

Health Care	24%	14%
Financials	21%	24%
Information Technology	14%	11%
Energy	11%	14%
Industrials	10%	7%
Consumer Discretionary	10%	8%
Consumer Staples	5%	11%
Materials	3%	4%
Utilities	2%	5%
Telecommunication Services	—	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
	Shares	Value ($)

Common Stocks 99.7%
Consumer Discretionary 9.8%
Hotels, Restaurants & Leisure 3.4%
Las Vegas Sands Corp.	88,128	5,125,524
Starwood Hotels & Resorts Worldwide, Inc.	53,265	4,318,194
Yum! Brands, Inc.	73,048	5,321,547
		14,765,265
Media 4.7%
Comcast Corp. "A"	232,986	13,515,518
Starz "A"*	242,381	7,198,715
		20,714,233
Specialty Retail 1.7%
Best Buy Co., Inc.	186,504	7,269,926
Consumer Staples 5.2%
Beverages 2.3%
Molson Coors Brewing Co. "B"	73,432	5,472,153
PepsiCo, Inc.	45,741	4,325,269
		9,797,422
Food & Staples Retailing 1.3%
CVS Health Corp.	50,096	4,824,746
Diplomat Pharmacy, Inc.*	37,264	1,019,915
		5,844,661
Household Products 1.1%
Colgate-Palmolive Co.	67,126	4,644,448
Tobacco 0.5%
Altria Group, Inc.	45,426	2,238,139
Energy 11.2%
Energy Equipment & Services 0.6%
Oil States International, Inc.*	53,067	2,594,976
Oil, Gas & Consumable Fuels 10.6%
Cimarex Energy Co.	57,170	6,060,020
Devon Energy Corp.	79,699	4,878,376
EOG Resources, Inc.	68,158	6,275,307
EQT Corp.	48,315	3,657,446
Marathon Oil Corp.	114,945	3,251,794
Pioneer Natural Resources Co.	40,085	5,966,652
Range Resources Corp.	111,973	5,984,957
SM Energy Co.	69,502	2,681,387
Valero Energy Corp.	151,975	7,522,762
		46,278,701
Financials 20.8%
Banks 11.0%
Bank of America Corp.	600,909	10,750,262
CIT Group, Inc.	113,775	5,441,858
Citigroup, Inc.	225,237	12,187,574
East West Bancorp., Inc.	170,753	6,609,849
JPMorgan Chase & Co.	84,206	5,269,611
SVB Financial Group*	67,336	7,815,690
		48,074,844
Capital Markets 3.3%
Charles Schwab Corp.	214,121	6,464,313
The Goldman Sachs Group, Inc.	41,834	8,108,684
		14,572,997
	Shares	Value ($)

Consumer Finance 2.9%
Capital One Financial Corp.	74,254	6,129,668
Discover Financial Services	96,207	6,300,596
		12,430,264
Insurance 2.6%
Allstate Corp.	83,021	5,832,225
Hartford Financial Services Group, Inc.	130,111	5,424,328
		11,256,553
Real Estate Management & Development 1.0%
Realogy Holdings Corp.*	99,973	4,447,799
Health Care 23.9%
Biotechnology 8.8%
Aegerion Pharmaceuticals, Inc.* (a)	67,423	1,411,838
Alexion Pharmaceuticals, Inc.*	39,564	7,320,527
Biogen Idec, Inc.*	13,087	4,442,382
Celgene Corp.*	84,926	9,499,822
Gilead Sciences, Inc.*	73,339	6,912,934
Medivation, Inc.*	44,949	4,477,370
Puma Biotechnology, Inc.*	16,081	3,043,651
Sarepta Therapeutics, Inc.* (a)	100,061	1,447,883
		38,556,407
Health Care Equipment & Supplies 1.4%
Zimmer Holdings, Inc.	53,628	6,082,488
Health Care Providers & Services 8.1%
Anthem, Inc.	60,728	7,631,688
Community Health Systems, Inc.*	124,505	6,713,310
DaVita HealthCare Partners, Inc.*	102,768	7,783,648
McKesson Corp.	30,612	6,354,439
Omnicare, Inc.	32,498	2,370,079
Universal Health Services, Inc. "B"	39,206	4,362,059
		35,215,223
Life Sciences Tools & Services 1.7%
Thermo Fisher Scientific, Inc.	59,700	7,479,813
Pharmaceuticals 3.9%
Actavis PLC*	36,023	9,272,680
Mallinckrodt PLC*	77,432	7,668,091
		16,940,771
Industrials 9.9%
Aerospace & Defense 2.8%
Northrop Grumman Corp.	34,058	5,019,809
Raytheon Co.	64,814	7,010,930
		12,030,739
Air Freight & Logistics 1.3%
FedEx Corp.	31,874	5,535,239
Building Products 0.6%
USG Corp.*	91,719	2,567,215
Road & Rail 2.7%
CSX Corp.	173,259	6,277,174
Kansas City Southern	46,236	5,642,179
		11,919,353
Trading Companies & Distributors 2.5%
W.W. Grainger, Inc.	21,954	5,595,855
WESCO International, Inc.* (a)	70,174	5,347,960
		10,943,815
	Shares	Value ($)

Information Technology 13.9%
Communications Equipment 2.4%
Cisco Systems, Inc.	383,644	10,671,058
IT Services 3.0%
Alliance Data Systems Corp.*	24,939	7,133,801
Vantiv, Inc. "A"*	176,922	6,001,194
		13,134,995
Semiconductors & Semiconductor Equipment 0.8%
Intel Corp.	91,210	3,310,011
Software 1.3%
Microsoft Corp.	119,202	5,536,933
Technology Hardware, Storage & Peripherals 6.4%
Apple, Inc.	57,414	6,337,357
EMC Corp.	167,517	4,981,956
Hewlett-Packard Co.	138,607	5,562,299
NetApp, Inc.	129,697	5,375,941
SanDisk Corp.	56,631	5,548,705
		27,806,258
Materials 2.7%
Chemicals
Dow Chemical Co.	41,286	1,883,055
LyondellBasell Industries NV "A"	51,978	4,126,533
PPG Industries, Inc.	24,719	5,713,797
		11,723,385
	Shares	Value ($)

Utilities 2.3%
Electric Utilities 0.8%
NextEra Energy, Inc.	33,646	3,576,233
Multi-Utilities 1.5%
Sempra Energy	56,957	6,342,732
Total Common Stocks (Cost $395,855,028)		434,302,896

Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 0.10% (b) (c) (Cost $6,740,738)	6,740,738	6,740,738

Cash Equivalents 0.4%
Central Cash Management Fund, 0.06% (b) (Cost $1,572,467)	1,572,467	1,572,467

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $404,168,233)†	101.6	442,616,101
Other Assets and Liabilities, Net	(1.6)	(6,989,658)
Net Assets	100.0	435,626,443

* Non-income producing security.

† The cost for federal income tax purposes was $404,577,154. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $38,038,947. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $54,034,545 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,995,598.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $6,516,728, which is 1.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$434,302,896	$—	$—	$434,302,896
Short-Term Investments (d)	8,313,205	—	—	8,313,205
Total	$442,616,101	$—	$—	$442,616,101

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $395,855,028) — including $6,516,728 of securities loaned	$434,302,896
Investment in Daily Assets Fund Institutional (cost $6,740,738)*	6,740,738
Investment in Central Cash Management Fund (cost $1,572,467)	1,572,467
Total investments in securities, at value (cost $404,168,233)	442,616,101
Cash	5,036
Foreign currency, at value (cost $37,046)	34,543
Receivable for Fund shares sold	131
Dividends receivable	269,784
Interest receivable	3,857
Other assets	10,485
Total assets	442,939,937
Liabilities
Payable upon return of securities loaned	6,740,738
Payable for Fund shares redeemed	220,786
Accrued management fee	214,667
Accrued Trustees' fees	6,718
Other accrued expenses and payables	130,585
Total liabilities	7,313,494
Net assets, at value	$435,626,443
Net Assets Consist of
Undistributed net investment income	5,982,096
Net unrealized appreciation (depreciation) on: Investments	38,447,868
Foreign currency	(2,503)
Accumulated net realized gain (loss)	17,514,525
Paid-in capital	373,684,457
Net assets, at value	$435,626,443
Class A Net Asset Value, offering and redemption price per share ($430,457,288 ÷ 24,769,255 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.38
Class B Net Asset Value, offering and redemption price per share ($5,169,155 ÷ 297,108 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.40

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $70,146)	$9,337,515
Income distributions — Central Cash Management Fund	7,199
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	123,588
Total income	9,468,302
Expenses: Management fee	2,806,317
Administration fee	439,011
Services to shareholders	3,894
Record keeping fees (Class B)	2,917
Distribution and service fee (Class B)	12,504
Custodian fee	17,998
Professional fees	74,075
Reports to shareholders	35,476
Trustees' fees and expenses	20,307
Other	16,115
Total expenses before expense reductions	3,428,614
Expense reductions	(208,214)
Total expenses after expense reductions	3,220,400
Net investment income	$6,247,902
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	115,242,003
Foreign currency	(5,323)
115,236,680
Change in net unrealized appreciation (depreciation) on: Investments	(77,033,485)
Foreign currency	(3,220)
(77,036,705)
Net gain (loss)	38,199,975
Net increase (decrease) in net assets resulting from operations	44,447,877

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$6,247,902	$7,492,381
Net realized gain (loss)	115,236,680	43,142,013
Change in net unrealized appreciation (depreciation)	(77,036,705)	59,914,889
Net increase (decrease) in net assets resulting from operations	44,447,877	110,549,283
Distributions to shareholders from: Net investment income: Class A	(7,350,279)	(8,048,782)
Class B	(66,263)	(66,664)
Total distributions	(7,416,542)	(8,115,446)
Fund share transactions: Class A Proceeds from shares sold	11,756,922	7,515,770
Reinvestment of distributions	7,350,279	8,048,782
Payments for shares redeemed	(57,676,534)	(61,510,110)
Net increase (decrease) in net assets from Class A share transactions	(38,569,333)	(45,945,558)
Class B Proceeds from shares sold	1,147,061	822,748
Reinvestment of distributions	66,263	66,664
Payments for shares redeemed	(1,111,822)	(844,581)
Net increase (decrease) in net assets from Class B share transactions	101,502	44,831
Increase (decrease) in net assets	(1,436,496)	56,533,110
Net assets at beginning of period	437,062,939	380,529,829
Net assets at end of period (including undistributed net investment income of $5,982,096 and $7,303,655, respectively)	$435,626,443	$437,062,939
Other Information
Class A Shares outstanding at beginning of period	27,072,074	30,284,545
Shares sold	711,170	520,949
Shares issued to shareholders in reinvestment of distributions	455,690	590,520
Shares redeemed	(3,469,679)	(4,323,940)
Net increase (decrease) in Class A shares	(2,302,819)	(3,212,471)
Shares outstanding at end of period	24,769,255	27,072,074
Class B Shares outstanding at beginning of period	289,672	286,965
Shares sold	68,963	55,598
Shares issued to shareholders in reinvestment of distributions	4,095	4,877
Shares redeemed	(65,622)	(57,768)
Net increase (decrease) in Class B shares	7,436	2,707
Shares outstanding at end of period	297,108	289,672

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$15.97		$12.45		$11.56		$11.80	$10.86
Income (loss) from investment operations: Net investment income (loss)a	.24		.26		.25		.25	.23
Net realized and unrealized gain (loss)	1.45		3.54		.87		(.24)	.93
Total from investment operations	1.69		3.80		1.12		.01	1.16
Less distributions from: Net investment income	(.28)		(.28)		(.23)		(.25)	(.22)
Total distributions	(.28)		(.28)		(.23)		(.25)	(.22)
Net asset value, end of period	$17.38		$15.97		$12.45		$11.56	$11.80
Total Return (%)	10.72	b	30.89	b	9.79	b	(.07)	10.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	430		432		377		396	206
Ratio of expenses before expense reductions (%)	.78		.78		.78		.79	.82
Ratio of expenses after expense reductions (%)	.73		.74		.77		.79	.82
Ratio of net investment income (loss) (%)	1.43		1.82		2.04		2.15	2.13
Portfolio turnover rate (%)	133		54		63		28	32
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$15.99		$12.46		$11.57		$11.81	$10.86
Income (loss) from investment operations: Net investment income (loss)a	.18		.22		.21		.22	.20
Net realized and unrealized gain (loss)	1.46		3.55		.88		(.25)	.93
Total from investment operations	1.64		3.77		1.09		(.03)	1.13
Less distributions from: Net investment income	(.23)		(.24)		(.20)		(.21)	(.18)
Total distributions	(.23)		(.24)		(.20)		(.21)	(.18)
Net asset value, end of period	$17.40		$15.99		$12.46		$11.57	$11.81
Total Return (%)	10.36	b	30.54	b	9.44	b	(.36)	10.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		5		4		3	1
Ratio of expenses before expense reductions (%)	1.09		1.09		1.09		1.10	1.11
Ratio of expenses after expense reductions (%)	1.04		1.05		1.08		1.10	1.11
Ratio of net investment income (loss) (%)	1.10		1.52		1.73		1.84	1.84
Portfolio turnover rate (%)	133		54		63		28	32
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Large Cap Value VIP (formerly DWS Large Cap Value VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (formerly DWS Variable Series II) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$5,982,096
Undistributed long-term capital gains	$17,923,446
Unrealized appreciation (depreciation) on investments	$38,038,947

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income	$7,416,542	$8,115,446

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment transactions (excluding short-term investments) aggregated $568,219,116 and $601,638,051, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.64% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.73%
Class B	1.04%

For the year ended December 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$205,692
Class B	2,522
$208,214

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $439,011, of which $37,221 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$393	$71
Class B	224	36
	$617	$107

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2014, the Distribution Service Fee aggregated $12,504, of which $1,126 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $13,138, of which $4,024 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $10,855.

D. Ownership of the Fund

At December 31, 2014, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 60% and 25%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 59%, 13% and 10%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Large Cap Value VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Large Cap Value VIP (formerly DWS Large Cap Value VIP) (the "Fund") (one of the series constituting Deutsche Variable Series II (formerly DWS Variable Series II)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Large Cap Value VIP at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2015

Information About Your Fund's Expenses (Unaudited)

The tables illustrate your Fund's expenses in two ways:

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,029.60	$1,028.40
Expenses Paid per $1,000*	$3.73	$5.32
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,021.53	$1,019.96
Expenses Paid per $1,000*	$3.72	$5.30

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Large Cap Value VIP	.73%	1.04%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $19,716,000 as capital gain dividends for its year ended December 31, 2014.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2014, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Large Cap Value VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS2LCV-2 (R-025833-4 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series II

(formerly DWS Variable Series II)

Deutsche Money Market VIP

(formerly DWS Money Market VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
18 Report of Independent Registered Public Accounting Firm
19 Information About Your Fund's Expenses
20 Tax Information
21 Other Information
22 Advisory Agreement Board Considerations and Fee Evaluation
24 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund's $1.00 share price. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund's risk profile.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Deutsche Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price.
7-Day Current Yield
December 31, 2014	.01%*
December 31, 2013	.01%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Management Summary December 31, 2014 (Unaudited)

During the 12-month period ended December 31, 2014, the Fund provided a total return of 0.01% (Class A shares, unadjusted for contract charges). All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.

Over the Fund’s most recent fiscal year ended December 31, 2014, the fixed-income yield curve responded to generally improving economic data and shifting interest rate expectations.1 The release of the minutes from the June 2014 FOMC (Federal Open Market Committee) meeting gave market participants a framework for how the U.S. Federal Reserve Board (the Fed) will end its "policy accommodation," (i.e., begin to raise short-term interest rates), possibly in mid-to-late 2015. Near the end of 2014, positive employment and GDP figures accelerated expectations regarding when the Fed will raise rates, and short-term market rates rose.2 Within the money markets, the Fed continued to experiment with its overnight repurchase agreement program — which is essentially setting the "floor" for money market rates — in order to set up an orderly market environment for the time when the federal funds rate is actually raised.3

We were able to maintain a competitive yield for the Fund during the annual period ended December 31, 2014. We continued to seek ample liquidity, high credit quality and strong diversification across sectors and geographic regions by maintaining a neutral-to-long portfolio duration (or interest rate sensitivity). We pursued this strategy in light of the outlook for continued near-zero short-term interest rates and limited money market supply. In addition, outside of mandated liquidity requirements, we looked to keep the Fund’s cash position relatively low in order to take advantage of higher yields available from six-month-to-one-year money market securities. Our current forecast is for the federal funds rate to be increased sometime during the second half of this year. In preparation for this critical moment in the fixed-income markets, we are maintaining a cautious approach, with a shorter duration, an emphasis on short fixed maturities and floating-rate notes, and increased selectivity regarding longer maturities. On July 23, 2014, the Securities and Exchange Commission released a series of new rules regarding money market funds. The new rules were long anticipated, and do not appear to have had a major impact on market conditions initially. In the coming months, we will be closely monitoring the effect of the changes on the market and will consider any structural and operational changes required for the fund to adhere to the new rules prior to its compliance date.

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

2 GDP, or gross domestic product, is the value of all goods and services produced by a country’s economy.

3 A repurchase agreement (repo) is an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term "parking place" for large sums of money.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)	12/31/14	12/31/13

Commercial Paper	54%	50%
Repurchase Agreements	20%	7%
Certificates of Deposit and Bank Notes	10%	15%
Short-Term Notes	6%	16%
Government & Agency Obligations	5%	8%
Time Deposits	4%	4%
Municipal Bonds and Notes	1%	—
	100%	100%

Weighted Average Maturity*	12/31/14	12/31/13

Deutsche Variable Series II — Deutsche Money Market VIP	46 days	43 days
First Tier Retail Money Fund Average	40 days	43 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 9.5%
Banco del Estado de Chile, 0.24%, 5/4/2015	1,200,000	1,200,000
Bank of Montreal:
0.2%, 4/13/2015	2,000,000	2,000,000
0.23%, 5/13/2015	1,500,000	1,500,000
Bank of Nova Scotia:
0.24%, 3/3/2015	1,250,000	1,250,000
0.25%, 2/17/2015	1,500,000	1,500,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.18%, 2/17/2015	3,000,000	3,000,000
Canadian Imperial Bank of Commerce, 0.22%, 2/9/2015	1,000,000	1,000,005
DZ Bank AG:
0.28%, 4/29/2015	1,800,000	1,800,000
0.31%, 2/19/2015	1,800,000	1,800,000
Svenska Handelsbanken AB, 0.19%, 1/8/2015	1,000,000	1,000,000
The Toronto-Dominion Bank, 0.295%, 7/13/2015	800,000	800,000
Total Certificates of Deposit and Bank Notes (Cost $16,850,005)		16,850,005

Commercial Paper 50.6%
Issued at Discount** 39.5%
Apache Corp., 0.7%, 1/8/2015	500,000	499,932
Apple, Inc., 0.22%, 6/17/2015	750,000	749,235
Bedford Row Funding Corp.:
144A, 0.3%, 4/14/2015	1,000,000	999,142
144A, 0.35%, 8/27/2015	500,000	498,843
144A, 0.35%, 10/19/2015	750,000	747,878
144A, 0.47%, 12/11/2015	1,000,000	995,509
Caisse Centrale Desjardins, 0.175%, 2/12/2015	2,000,000	1,999,592
Catholic Health Initiatives, 0.22%, 5/5/2015	2,000,000	1,998,484
Charta Corp., 144A, 0.2%, 3/6/2015	1,200,000	1,199,573
Chevron Corp.:
144A, 0.12%, 3/11/2015	2,000,000	1,999,540
144A, 0.13%, 1/8/2015	1,000,000	999,975
CNPC Finance HK Ltd., 144A, 0.4%, 1/5/2015	500,000	499,978
Coca-Cola Co., 0.31%, 9/16/2015	800,000	798,223
CPPIB Capital, Inc., 0.3%, 2/11/2015	750,000	749,744
DBS Bank Ltd., 144A, 0.25%, 6/9/2015	1,500,000	1,498,344
Dexia Credit Local:
0.24%, 5/5/2015	1,000,000	999,173
0.265%, 4/8/2015	500,000	499,643
0.31%, 4/20/2015	1,500,000	1,498,592
0.31%, 5/29/2015	500,000	499,363
Erste Abwicklungsanstalt:
144A, 0.17%, 1/22/2015	2,500,000	2,499,752
144A, 0.18%, 2/19/2015	1,500,000	1,499,632
144A, 0.2%, 4/8/2015	2,000,000	1,998,922
General Electric Capital Corp., 0.23%, 2/11/2015	3,000,000	2,999,214
	Principal Amount ($)	Value ($)

Hannover Funding Co., LLC, 0.2%, 2/5/2015	2,000,000	1,999,611
Macquarie Bank Ltd., 144A, 0.25%, 2/23/2015	1,500,000	1,499,448
Microsoft Corp.:
0.09%, 2/25/2015	2,000,000	1,999,725
0.1%, 2/10/2015	2,000,000	1,999,778
Nederlandse Waterschapsbank NV, 0.28%, 7/9/2015	800,000	798,824
Nestle Finance International Ltd., 0.19%, 2/11/2015	2,500,000	2,499,459
Nissan Motor Acceptance Corp., 0.4%, 1/8/2015	500,000	499,961
Nordea Bank AB, 0.225%, 4/1/2015	1,500,000	1,499,156
Old Line Funding LLC:
144A, 0.22%, 4/7/2015	500,000	499,707
144A, 0.23%, 3/9/2015	1,500,000	1,499,358
Roche Holdings, Inc.:
144A, 0.13%, 1/5/2015	5,000,000	4,999,928
144A, 0.165%, 1/26/2015	1,000,000	999,885
Sinopec Century Bright Capital Investment Ltd., 0.35%, 1/13/2015	1,000,000	999,883
Standard Chartered Bank:
0.22%, 3/3/2015	2,500,000	2,499,068
0.25%, 2/2/2015	1,500,000	1,499,667
0.26%, 4/6/2015	1,500,000	1,498,971
0.32%, 6/8/2015	1,500,000	1,497,893
The Army & Air Force Exchange Service, 0.11%, 1/7/2015	2,000,000	1,999,963
Toronto-Dominion Holdings (U.S.A.), Inc., 0.08%, 1/2/2015	6,000,000	5,999,987
United Overseas Bank Ltd., 0.26%, 1/5/2015	1,000,000	999,971
Victory Receivables Corp., 144A, 0.18%, 1/13/2015	3,500,000	3,499,790
		70,018,316
Issued at Par* 11.1%
ANZ New Zealand International Ltd., 144A, 0.221%, 1/12/2015	1,300,000	1,300,000
ASB Finance Ltd., 144A, 0.256%, 5/22/2015	1,250,000	1,250,000
Australia & New Zealand Banking Group Ltd., 144A, 0.331%, 8/18/2015	800,000	800,000
Banco del Estado de Chile, 0.28%, 3/5/2015	1,000,000	1,000,000
Bedford Row Funding Corp., 144A, 0.247%, 6/24/2015	1,250,000	1,250,000
BNZ International Funding Ltd.:
144A, 0.251%, 1/20/2015	1,250,000	1,250,000
144A, 0.252%, 2/2/2015	1,000,000	1,000,000
Caisse Centrale Desjardins, 144A, 0.234%, 1/26/2015	800,000	799,995
Canadian Imperial Bank of Commerce, 0.232%, 5/8/2015	500,000	500,000
Kells Funding LLC:
144A, 0.238%, 1/27/2015	1,250,000	1,249,995
144A, 0.243%, 2/13/2015	2,000,000	2,000,021
Rabobank Nederland NV, 0.355%, 10/1/2015	500,000	500,195
Royal Bank of Canada:
0.248%, 9/3/2015	2,000,000	1,999,872
0.272%, 12/10/2015	1,500,000	1,500,000
	Principal Amount ($)	Value ($)

Wells Fargo Bank NA:
0.31%, 9/9/2015	1,000,000	1,000,000
0.31%, 12/10/2015	1,000,000	1,000,000
Westpac Banking Corp., 144A, 0.234%, 2/19/2015	1,250,000	1,250,001
		19,650,079
Total Commercial Paper (Cost $89,668,395)		89,668,395

Short-Term Notes* 5.8%
Bank of Nova Scotia, 0.347%, 1/22/2016	1,000,000	1,000,000
Canadian Imperial Bank of Commerce, 0.37%, 8/18/2015	1,800,000	1,800,000
Commonwealth Bank of Australia, 144A, 0.239%, 7/10/2015	1,200,000	1,200,000
JPMorgan Chase Bank NA, 0.352%, 1/22/2016	1,000,000	1,000,000
Rabobank Nederland NV, 0.281%, 7/6/2015	1,500,000	1,500,000
Svenska Handelsbanken AB, 144A, 0.353%, 10/2/2015	1,500,000	1,500,000
Wal-Mart Stores, Inc., 5.319%, 6/1/2015	500,000	510,604
Wells Fargo Bank NA, 0.26%, 6/16/2015	1,000,000	1,000,000
Westpac Banking Corp., 0.238%, 5/11/2015	800,000	800,000
Total Short-Term Notes (Cost $10,310,604)		10,310,604

Time Deposit 3.9%
Credit Agricole Corporate & Investment Bank, 0.05%, 1/2/2015 (Cost $6,961,743)	6,961,743	6,961,743

Government & Agency Obligations 5.1%
U.S. Government Sponsored Agencies 4.1%
Federal Home Loan Bank:
0.19%, 9/3/2015	500,000	499,941
0.2%, 9/17/2015	325,000	324,958
0.21%, 10/13/2015	500,000	499,890
0.25%, 10/2/2015	500,000	500,000
0.263%, 10/9/2015	575,000	575,000
Federal Home Loan Mortgage Corp.:
0.095%**, 4/16/2015	1,700,000	1,699,529
0.12%**, 6/1/2015	750,000	749,623
Federal National Mortgage Association:
0.08%**, 5/1/2015	1,000,000	999,733
0.121%*, 10/21/2016	1,300,000	1,299,873
		7,148,547
	Principal Amount ($)	Value ($)

U.S. Treasury Obligations 1.0%
U.S. Treasury Bill, 0.04%**, 3/19/2015	1,500,000	1,499,872
U.S. Treasury Note, 0.375%, 3/15/2015	300,000	300,197
		1,800,069
Total Government & Agency Obligations (Cost $8,948,616)		8,948,616

Municipal Bonds and Notes 0.6%
New York, State Housing Finance Agency Revenue, 605 West 42nd Street, Series B, 144A, 0.35%***, 5/1/2048, LOC: Bank of China (Cost $1,000,000)	1,000,000	1,000,000

Repurchase Agreements 18.8%
BNP Paribas, 0.05%, dated 12/31/2014, to be repurchased at $14,000,039 on 1/2/2015 (b)	14,000,000	14,000,000
BNP Paribas, 0.2%, dated 12/23/2013, to be repurchased at $1,503,400 on 2/4/2015 (a) (c)	1,500,000	1,500,000
JPMorgan Securities, Inc., 0.382%, dated 2/13/2014, to be repurchased at $1,254,723 on 2/4/2015 (a) (d)	1,250,000	1,250,000
JPMorgan Securities, Inc., 0.413%, dated 7/3/2014, to be repurchased at $2,507,794 on 4/1/2015 (a) (e)	2,500,000	2,500,000
Wells Fargo Bank, 0.08%, dated 12/31/2014, to be repurchased at $13,000,58 on 1/2/2015 (f)	13,000,000	13,000,000
Wells Fargo Bank, 0.4%, dated 11/4/2014, to be repurchased at $1,001,000 on 2/2/2015 (g)	1,000,000	1,000,000
Total Repurchase Agreements (Cost $33,250,000)		33,250,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $166,989,363)†	94.3	166,989,363
Other Assets and Liabilities, Net	5.7	10,057,287
Net Assets	100.0	177,046,650

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2014.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of December 31, 2014.

† The cost for federal income tax purposes was $166,989,363.

(a) Open maturity repurchase agreement whose interest rate resets periodically and is shown at the current rate as of December 31, 2014. The dated date is the original day the repurchase agreement was entered into, the maturity date represents the next repurchase date. Upon notice, both the Fund and counterparty have the right to terminate the repurchase agreement at any time.

(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
3,920,000	Federal Home Loan Bank	4.0	4/11/2029	4,116,031
10,205,800	U.S. Treasury Note	0.25	2/29/2016	10,208,607
Total Collateral Value				14,324,638

(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
8,196	BNP Paribas SA	1.375	3/17/2017	8,235
1,362,015	Petroleos Mexicanos	6.5	6/2/2041	1,573,771
Total Collateral Value				1,582,006

(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
200,000	AmeriCredit Automobile Receivables Trust	2.15	3/9/2020	199,998
1,110,000	Chase Issuance Trust	0.411	4/15/2019	1,103,146
Total Collateral Value				1,303,144

(e) Collateralized by $2,620,000 Chase Issuance Trust, 0.411%, maturing on 4/15/2019 with a value of $2,603,822.

(f) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
2,401,000	Federal Home Loan Mortgage Corp.	3.0	3/15/2043	2,369,365
10,570,324	Federal National Mortgage Association	2.473	5/1/2042	10,918,422
Total Collateral Value				13,287,787

(g) Collateralized by $730,595 Wells Fargo Bank NA, 6.6%, maturing on 1/15/2038 with a value of $1,054,940.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (h)	$—	$133,739,363	$—	$133,739,363
Repurchase Agreements	—	33,250,000	—	33,250,000
Total	$—	$166,989,363	$—	$166,989,363

(h) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments in non-affiliated securities, valued at amortized cost	$133,739,363
Repurchase agreements, valued at amortized cost	33,250,000
Total investments, valued at amortized cost	166,989,363
Cash	9,982,131
Receivable for Fund shares sold	182,389
Interest receivable	42,317
Other assets	3,230
Total assets	177,199,430
Liabilities
Payable for Fund shares redeemed	32,628
Distributions payable	805
Accrued Trustees' fees	3,046
Other accrued expenses and payables	116,301
Total liabilities	152,780
Net assets, at value	$177,046,650
Net Assets Consist of
Undistributed net investment income	793
Paid-in capital	177,045,857
Net assets, at value	$177,046,650
Class A Net Asset Value, offering and redemption price per share ($177,046,650 ÷ 177,129,573 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Interest	$328,849
Expenses: Management fee	485,263
Administration fee	170,268
Services to shareholders	2,257
Custodian fee	31,111
Professional fees	53,557
Reports to shareholders	79,162
Trustees' fee and expenses	9,721
Other	8,257
Total expenses before expense reductions	839,596
Expense reductions	(527,782)
Total expenses after expense reductions	311,814
Net investment income	17,035
Net realized gain (loss)	81
Net increase (decrease) in net assets resulting from operations	$17,116

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$17,035	$18,768
Net realized gain (loss)	81	509
Net increase (decrease) in net assets resulting from operations	17,116	19,277
Distributions to shareholders from: Net investment income Class A	(17,036)	(18,768)
Fund share transactions: Class A Proceeds from shares sold	130,299,481	93,469,677
Reinvestment of distributions	16,947	18,849
Cost of shares redeemed	(126,949,638)	(115,953,059)
Net increase (decrease) in net assets from Class A share transactions	3,366,790	(22,464,533)
Increase (decrease) in net assets	3,366,870	(22,464,024)
Net assets at beginning of period	173,679,780	196,143,804
Net assets at end of period (including undistributed net investment income of $793 and $712, respectively)	$177,046,650	$173,679,780
Other Information
Class A Shares outstanding at beginning of period	173,762,783	196,227,316
Shares sold	130,299,481	93,469,677
Shares issued to shareholders in reinvestment of distributions	16,947	18,849
Shares redeemed	(126,949,638)	(115,953,059)
Net increase (decrease) in Class A shares	3,366,790	(22,464,533)
Shares outstanding at end of period	177,129,573	173,762,783

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations: Net investment income	.000	*	.000	*	.000	*	.000	*	.000	*
Net realized gain (loss)	.000	*	.000	*	.000	*	.000	*	.000	*
Total from investment operations	.000	*	.000	*	.000	*	.000	*	.000	*
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)a	.01		.01		.01		.01		.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	177		174		196		217		220
Ratio of expenses before expense reductions (%)	.49		.49		.45		.51		.46
Ratio of expenses after expense reductions (%)	.18		.20		.31		.25		.34
Ratio of net investment income (%)	.01		.01		.01		.01		.01
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Money Market VIP (formerly DWS Money Market VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (formerly DWS Variable Series II) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

As of December 31, 2014, the Fund held repurchase agreements with a gross value of $33,250,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2014, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$793

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$17,036	$18,768

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million	.285%
Next $500 million	.270%
Next $1.0 billion	.255%
Over $2.0 billion	.240%

For the period from January 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement aggregated $485,263, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $170,268, of which $41,842 was waived and $10,651 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC aggregated $677, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,613, of which $4,727 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At December 31, 2014, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 31%, 22%, 12% and 11%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement: The Fund had no outstanding loans at December 31, 2014.

E. Money Market Fund Reform

In July 2014, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The Fund is required to comply with money market reforms by the specified compliance dates. As a result, the Fund may be required to take certain steps that will impact its structure and/or operations, which could impact the return potential of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Money Market VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Money Market VIP (formerly DWS Money Market VIP) (the "Fund") (one of the series constituting Deutsche Variable Series II (formerly DWS Variable Series II)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Money Market VIP at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2015

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,000.05
Expenses Paid per $1,000*	$.91
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,024.30
Expenses Paid per $1,000*	$.92

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Money Market VIP	.18%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Other Information

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Money Market VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the Fee Consultant using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided by the Fee Consultant, the Board noted that for the one- and three-year periods ended December 31, 2013, the Fund’s gross performance (Class A shares) was in the 2nd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitation agreed to by DIMA. The Board also noted the significant voluntary fee waivers implemented by DIMA to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS2MM-2 (R-025834-4 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series II

(formerly DWS Variable Series II)

Deutsche Small Mid Cap Growth VIP

(formerly DWS Small Mid Cap Growth VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
9 Statement of Operations
9 Statement of Changes in Net Assets
11 Financial Highlights
12 Notes to Financial Statements
16 Report of Independent Registered Public Accounting Firm
17 Information About Your Fund's Expenses
18 Tax Information
18 Proxy Voting
19 Advisory Agreement Board Considerations and Fee Evaluation
21 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Smaller and medium company stocks tend to be more volatile than large company stocks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 is 0.72% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Growth VIP

The Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,570	$17,257	$21,465	$18,243
	Average annual total return	5.74%	19.95%	16.51%	6.20%
Russell 2500 Growth Index	Growth of $10,000	$10,705	$17,486	$22,178	$24,481
	Average annual total return	7.05%	20.47%	17.27%	9.37%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

For the 12-month period ended December 31, 2014, the Fund returned 5.74% (Class A shares, unadjusted for contract charges), underperforming the 7.05% return of the Russell 2500™ Growth Index.1

The year 2014 represented a period of moderation for small- and mid-cap stock returns following strong market momentum during 2013. Last January, the impact of severe winter weather on the U.S. economy, along with weakness in emerging markets, gave investors pause. Then, with equities reaching record territory by late February, loftier valuations in small biotechnology and technology stocks sparked a round of profit-taking throughout March, April and May. Renewed strength in payrolls and manufacturing gave stocks support during the summer. At the beginning of September, an environment of Russian/Ukrainian tensions, political uncertainty in Syria and Iraq, the Ebola virus epidemic and worries concerning the rate of global growth weighed on sentiment. Favorable corporate earnings reports and strong U.S. economic data then ignited a robust rally during mid-October. However, OPEC’s decision not to cut its crude oil production sparked a precipitous decline in oil prices as investors worried about the potential destabilization of oil-dependent nations including Russia, Iran and Venezuela.2 Uncertainty regarding Greece’s elections added to market woes. In late December, stocks renewed their rally based on encouraging U.S. economic reports, and equities closed 2014 near all-time highs.

The Fund’s underperformance was derived primarily from unfavorable stock selection in financials, industrials and materials. In contrast, Fund positions in consumer discretionary, consumer staples and health care contributed to returns.3 Overall sector allocation had a negative effect on performance, based on underweights to materials and financials and overweights in information technology and energy.4 An overweight position in health care and an underweight to industrials contributed to performance.

We continue to position the Fund for sustained economic recovery and remain focused on our bottom-up stock selection process. We maintain a long-term perspective, investing in quality small- and mid-cap growth stocks that trade at attractive valuations and which are well positioned to benefit from a strong merger and acquisition cycle.

Joseph Axtell, CFA

Rafaelina M. Lee

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 2500 Growth Index is an unmanaged, capitalization-weighted measure of the performance of the small- and mid-cap growth segment of the U.S. equity universe. It includes Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

2 OPEC (Organization of the Petroleum Exporting Countries) is a cartel that aims to manage global oil production, in an effort to maintain oil prices on the world market at levels beneficial to its members.

3 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life. Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

4 "Overweight" means that the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means that the Fund holds a lower weighting.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/14	12/31/13

Common Stocks	97%	97%
Cash Equivalents	2%	2%
Exchange-Traded Fund	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks and Exchange-Traded Fund)	12/31/14	12/31/13

Information Technology	21%	23%
Consumer Discretionary	21%	20%
Health Care	20%	16%
Industrials	18%	16%
Financials	7%	10%
Consumer Staples	5%	5%
Materials	4%	4%
Energy	3%	5%
Telecommunication Services	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
	Shares	Value ($)

Common Stocks 96.7%
Consumer Discretionary 20.1%
Auto Components 2.9%
American Axle & Manufacturing Holdings, Inc.*	83,558	1,887,575
Gentherm, Inc.*	35,063	1,284,007
Tenneco, Inc.*	32,782	1,855,789
		5,027,371
Hotels, Restaurants & Leisure 3.5%
Jack in the Box, Inc.	33,622	2,688,415
Life Time Fitness, Inc.* (a)	26,743	1,514,189
Panera Bread Co. "A"*	10,726	1,874,905
		6,077,509
Household Durables 3.1%
iRobot Corp.* (a)	33,069	1,148,156
Jarden Corp.* (a)	59,502	2,848,956
Ryland Group, Inc.	33,224	1,281,117
		5,278,229
Leisure Products 1.2%
Polaris Industries, Inc.	13,432	2,031,456
Media 0.9%
Cinemark Holdings, Inc.	40,900	1,455,222
Specialty Retail 6.2%
Advance Auto Parts, Inc.	10,860	1,729,781
DSW, Inc. "A"	26,492	988,152
Outerwall, Inc.* (a)	19,131	1,439,034
Penske Automotive Group, Inc.	30,944	1,518,422
The Children's Place, Inc.	27,136	1,546,752
Ulta Salon, Cosmetics & Fragrance, Inc.*	17,168	2,194,757
Urban Outfitters, Inc.*	37,243	1,308,346
		10,725,244
Textiles, Apparel & Luxury Goods 2.3%
Carter's, Inc.	15,730	1,373,386
Hanesbrands, Inc.	22,300	2,489,126
		3,862,512
Consumer Staples 4.9%
Food & Staples Retailing 2.2%
Casey's General Stores, Inc.	17,851	1,612,302
Diamond Foods Inc.	4,625	130,564
United Natural Foods, Inc.*	28,232	2,183,040
		3,925,906
Food Products 2.1%
Hain Celestial Group, Inc.*	39,440	2,298,958
The WhiteWave Foods Co.*	38,749	1,355,827
		3,654,785
Household Products 0.6%
Church & Dwight Co., Inc.	11,622	915,930
Energy 3.0%
Energy Equipment & Services 1.5%
Dril-Quip, Inc.*	12,826	984,139
Oceaneering International, Inc.	17,739	1,043,230
RPC, Inc.	39,647	516,997
		2,544,366
	Shares	Value ($)

Oil, Gas & Consumable Fuels 1.5%
Diamondback Energy, Inc.*	13,489	806,372
Gulfport Energy Corp.*	19,659	820,567
Western Refining, Inc.	24,105	910,687
		2,537,626
Financials 6.6%
Banks 2.2%
Signature Bank*	16,921	2,131,369
Talmer Bancorp., Inc. "A"	112,437	1,578,616
		3,709,985
Capital Markets 2.1%
Lazard Ltd. "A"	37,921	1,897,187
Oaktree Capital Group LLC (a)	34,742	1,800,678
		3,697,865
Consumer Finance 2.3%
Encore Capital Group, Inc.*	33,531	1,488,777
PRA Group, Inc.* (a)	42,655	2,471,004
		3,959,781
Health Care 18.4%
Biotechnology 5.6%
Alkermes PLC*	21,020	1,230,931
Isis Pharmaceuticals, Inc.*	22,855	1,411,068
Orexigen Therapeutics, Inc.* (a)	192,153	1,164,447
Puma Biotechnology, Inc.*	7,982	1,510,753
Retrophin, Inc.*	79,277	970,350
Spectrum Pharmaceuticals, Inc.*	142,448	987,165
Threshold Pharmaceuticals, Inc.*	223,612	711,086
United Therapeutics Corp.*	12,548	1,624,841
		9,610,641
Health Care Equipment & Supplies 4.8%
HeartWare International, Inc.*	17,274	1,268,430
SurModics, Inc.*	67,578	1,493,474
Thoratec Corp.*	56,331	1,828,504
Zeltiq Aesthetics, Inc.*	133,044	3,713,258
		8,303,666
Health Care Providers & Services 6.3%
Catamaran Corp.* (a)	29,601	1,531,852
Centene Corp.*	31,023	3,221,738
Kindred Healthcare, Inc. (a)	76,047	1,382,534
Molina Healthcare, Inc.* (a)	39,939	2,137,935
Providence Service Corp.*	68,595	2,499,602
		10,773,661
Life Sciences Tools & Services 0.7%
PAREXEL International Corp.*	21,889	1,216,153
Pharmaceuticals 1.0%
Pacira Pharmaceuticals, Inc.*	19,940	1,767,880
Industrials 17.3%
Aerospace & Defense 2.1%
DigitalGlobe, Inc.*	37,856	1,172,400
HEICO Corp.	39,298	2,373,599
		3,545,999
Airlines 0.6%
JetBlue Airways Corp.*	65,237	1,034,659
Building Products 0.6%
Fortune Brands Home & Security, Inc.	23,791	1,077,018
	Shares	Value ($)

Commercial Services & Supplies 0.7%
Team, Inc.*	31,684	1,281,935
Construction & Engineering 0.9%
Primoris Services Corp.	63,365	1,472,603
Electrical Equipment 3.1%
Acuity Brands, Inc.	15,429	2,161,140
AZZ, Inc.	37,161	1,743,594
Thermon Group Holdings, Inc.*	58,925	1,425,396
		5,330,130
Machinery 5.2%
Altra Industrial Motion Corp. (a)	44,741	1,270,197
Chart Industries, Inc.*	12,600	430,920
Manitowoc Co., Inc. (a)	77,759	1,718,474
Middleby Corp.*	25,302	2,507,428
Trinity Industries, Inc.	24,999	700,222
WABCO Holdings, Inc.*	22,322	2,338,899
		8,966,140
Professional Services 1.4%
On Assignment, Inc.*	24,823	823,876
TriNet Group, Inc.*	50,894	1,591,964
		2,415,840
Road & Rail 1.5%
Swift Transportation Co.*	88,044	2,520,700
Trading Companies & Distributors 1.2%
NOW, Inc.* (a)	20,717	533,048
United Rentals, Inc.*	14,857	1,515,563
		2,048,611
Information Technology 21.4%
Communications Equipment 2.0%
Aruba Networks, Inc.*	27,383	497,823
Harris Corp.	21,533	1,546,500
Palo Alto Networks, Inc.*	11,922	1,461,279
		3,505,602
Electronic Equipment, Instruments & Components 2.5%
Cognex Corp.*	49,012	2,025,666
IPG Photonics Corp.*	30,231	2,264,906
		4,290,572
Internet Software & Services 2.2%
Cornerstone OnDemand, Inc.* (a)	29,332	1,032,487
CoStar Group, Inc.*	14,713	2,701,748
		3,734,235
IT Services 6.1%
Cardtronics, Inc.*	73,694	2,843,114
MAXIMUS, Inc.	47,859	2,624,588
VeriFone Systems, Inc.*	65,781	2,447,053
Virtusa Corp.*	59,473	2,478,240
		10,392,995
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 1.3%
Advanced Energy Industries, Inc.*	42,485	1,006,895
Ultra Clean Holdings, Inc.*	125,180	1,161,670
		2,168,565
Software 6.0%
Aspen Technology, Inc.*	32,511	1,138,535
PTC, Inc.*	65,897	2,415,125
Splunk, Inc.*	26,410	1,556,869
Tyler Technologies, Inc.*	20,711	2,266,612
Ultimate Software Group, Inc.*	12,959	1,902,576
Varonis Systems, Inc.* (a)	32,508	1,067,238
		10,346,955
Technology Hardware, Storage & Peripherals 1.3%
Western Digital Corp.	20,480	2,267,136
Materials 4.0%
Chemicals 2.2%
A. Schulman, Inc.	33,779	1,369,063
Huntsman Corp.	33,241	757,230
Minerals Technologies, Inc.	24,078	1,672,217
		3,798,510
Construction Materials 0.7%
Eagle Materials, Inc.	16,544	1,257,840
Metals & Mining 1.1%
Constellium NV "A"*	69,296	1,138,533
Haynes International, Inc.	15,660	759,510
		1,898,043
Telecommunication Services 1.0%
Wireless Telecommunication Services
SBA Communications Corp. "A"*	15,663	1,734,834
Total Common Stocks (Cost $116,861,637)		166,164,710

Exchange-Traded Fund 1.1%
SPDR S&P Biotech (a) (Cost $1,077,454)	10,001	1,866,587

Securities Lending Collateral 12.9%
Daily Assets Fund Institutional, 0.10% (b) (c) (Cost $22,207,990)	22,207,990	22,207,990

Cash Equivalents 1.9%
Central Cash Management Fund, 0.06% (b) (Cost $3,305,009)	3,305,009	3,305,009

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $143,452,090)†	112.6	193,544,296
Other Assets and Liabilities, Net	(12.6)	(21,657,369)
Net Assets	100.0	171,886,927

* Non-income producing security.

† The cost for federal income tax purposes was $144,370,735. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $49,173,561. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $54,479,079 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,305,518.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $21,663,550, which is 12.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$166,164,710	$—	$—	$166,164,710
Exchange-Traded Fund	1,866,587	—	—	1,866,587
Short-Term Investments (d)	25,512,999	—	—	25,512,999
Total	$193,544,296	$—	$—	$193,544,296

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $117,939,091) — including $21,663,550 of securities loaned	$168,031,297
Investment in Daily Assets Fund Institutional (cost $22,207,990)*	22,207,990
Investment in Central Cash Management Fund (cost $3,305,009)	3,305,009
Total investments in securities, at value (cost $143,452,090)	193,544,296
Receivable for investments sold	822,011
Receivable for Fund shares sold	1,085,386
Dividends receivable	24,748
Interest receivable	15,763
Other assets	3,225
Total assets	195,495,429
Liabilities
Payable upon return of securities loaned	22,207,990
Payable for investments purchased	1,125,098
Payable for Fund shares redeemed	84,557
Accrued management fee	79,052
Accrued Trustees' fees	2,842
Other accrued expenses and payables	108,963
Total liabilities	23,608,502
Net assets, at value	$171,886,927
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	50,092,206
Accumulated net realized gain (loss)	12,557,703
Paid-in capital	109,237,018
Net assets, at value	$171,886,927
Class A Net Asset Value, offering and redemption price per share ($171,886,927 ÷ 7,527,702 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$22.83

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends	$869,107
Income distributions — Central Cash Management Fund	2,067
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	197,916
Total income	1,069,090
Expenses: Management fee	957,691
Administration fee	174,126
Services to shareholders	1,701
Custodian fee	12,047
Professional fees	73,943
Reports to shareholders	28,277
Trustees' fees and expenses	9,275
Other	8,095
Total expenses	1,265,155
Net investment income (loss)	(196,065)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	20,390,112
Change in net unrealized appreciation (depreciation) on investments	(10,889,918)
Net gain (loss)	9,500,194
Net increase (decrease) in net assets resulting from operations	$9,304,129

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$(196,065)	$(363,396)
Net realized gain (loss)	20,390,112	23,261,132
Change in net unrealized appreciation (depreciation)	(10,889,918)	35,857,105
Net increase (decrease) in net assets resulting from operations	9,304,129	58,754,841
Distributions to shareholders from: Net investment income: Class A	—	(194,886)
Total distributions	—	(194,886)
Fund share transactions: Class A Proceeds from shares sold	5,733,576	5,697,979
Reinvestment of distributions	—	194,886
Cost of shares redeemed	(30,428,185)	(22,634,498)
Net increase (decrease) in net assets from Class A share transactions	(24,694,609)	(16,741,633)
Increase (decrease) in net assets	(15,390,480)	41,818,322
Net assets at beginning of period	187,277,407	145,459,085
Net assets at end of period	$171,886,927	$187,277,407
Other Information
Class A Shares outstanding at beginning of period	8,676,171	9,604,576
Shares sold	261,454	313,223
Shares issued to shareholders in reinvestment of distributions	—	11,761
Shares redeemed	(1,409,923)	(1,253,389)
Net increase (decrease) in Class A shares	(1,148,469)	(928,405)
Shares outstanding at end of period	7,527,702	8,676,171

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$21.59	$15.14	$13.24	$13.85	$10.70
Income (loss) from investment operations: Net investment income (loss)a	(.02)	(.04)	.02	(.03)	(.01)
Net realized and unrealized gain (loss)	1.26	6.51	1.88	(.50)	3.16
Total from investment operations	1.24	6.47	1.90	(.53)	3.15
Less distributions from: Net investment income	—	(.02)	—	(.08)	—
Net asset value, end of period	$22.83	$21.59	$15.14	$13.24	$13.85
Total Return (%)	5.74	42.78	14.35	(3.91)	29.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	172	187	145	147	88
Ratio of expenses (%)	.73	.72	.74	.73	.78
Ratio of net investment income (loss) (%)	(.11)	(.22)	.11	(.23)	(.12)
Portfolio turnover rate (%)	44	56	57	84	64
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Growth VIP (formerly DWS Small Mid Cap Growth VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (formerly DWS Variable Series II) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity and ETF securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $405,000 of pre-enactment losses, inherited from its mergers with DWS Mid Cap Growth VIP, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($405,000), the expiration date, whichever occurs first, and which may be subject to certain limitations under Section 382–384 of Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed net long-term capital gains	$13,881,452
Capital loss carryforwards	$(405,000)
Unrealized appreciation (depreciation) on investments	$49,173,561

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$—	$194,886

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment transactions (excluding short-term investments) aggregated $75,181,765 and $100,975,009, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.89%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $174,126, of which $14,373 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC aggregated $373, of which $67 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,976, of which $4,375 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $17,447.

D. Ownership of the Fund

At December 31, 2014, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 56%, 22% and 15%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Small Mid Cap Growth VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Small Mid Cap Growth VIP (formerly DWS Small Mid Cap Growth VIP) (the "Fund") (one of the series constituting Deutsche Variable Series II (formerly DWS Variable Series II)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Small Mid Cap Growth VIP at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2015

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,038.20
Expenses Paid per $1,000*	$3.75
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,021.53
Expenses Paid per $1,000*	$3.72

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	.73%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $15,270,000 as capital gain dividends for its year ended December 31, 2014.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Small Mid Cap Growth VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitation agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS2SMCG-2 (R-025835-4 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series II

(formerly DWS Variable Series II)

Deutsche Small Mid Cap Value VIP

(formerly DWS Small Mid Cap Value VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
17 Report of Independent Registered Public Accounting Firm
18 Information About Your Fund's Expenses
19 Tax Information
19 Proxy Voting
20 Advisory Agreement Board Considerations and Fee Evaluation
23 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Smaller and medium company stocks tend to be more volatile than large company stocks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 0.82% and 1.17% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Value VIP

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,553	$16,236	$18,766	$23,028
	Average annual total return	5.53%	17.53%	13.42%	8.70%
Russell 2500 Value Index	Growth of $10,000	$10,711	$17,024	$20,535	$21,409
	Average annual total return	7.11%	19.40%	15.48%	7.91%
Deutsche Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,509	$16,050	$18,441	$22,205
	Average annual total return	5.09%	17.08%	13.02%	8.30%
Russell 2500 Value Index	Growth of $10,000	$10,711	$17,024	$20,535	$21,409
	Average annual total return	7.11%	19.40%	15.48%	7.91%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

Class A shares DWS Small Mid Cap Value VIP returned 5.53% in 2014 (unadjusted for contract charges), underperforming the 7.11% return of the benchmark, the Russell 2500™ Value Index.1

We employ a bottom-up, research-driven strategy designed to identify high-quality, undervalued small- and mid-cap companies. While this approach has worked well over time, it didn’t translate to outperformance during the past year. One of the most important factors in the Fund’s modest shortfall was its underweight position in real estate investment trusts (REITs) and utilities, both of which have above-average sensitivity to interest rates.2 Bond yields fell during the course of the year, which helped both sectors deliver robust, market-beating performance. The rationale for these underweights was that we didn’t see a compelling opportunity in either sector given their underlying valuations. Believing the disparity between above-average valuations and below-average growth has become even more pronounced following the sectors’ outperformance of the year ended December 31, 2014, we retained the underweight positions at the close of the period. The Fund was also hurt by the underperformance of its holdings in the industrials sector, where positions in Harsco Corp., The Brink’s Co. and ADT Corp.* detracted from returns.

On the plus side, the Fund’s investments outperformed the benchmark in a number of sectors, including materials, health care, energy and consumer discretionary. Among individual stocks, the largest contributors to performance were CareFusion Corp.,* Verint Systems, Inc. and Sealed Air Corp.

We believe the investment backdrop remains supportive for equities. The U.S. economy continues to grow and add jobs, yet growth is unlikely to experience the type of "boom" that would prompt the U.S. Federal Reserve Board (the Fed) to raise interest rates at a faster pace than investors expect. We think this provides a particularly favorable backdrop for companies in the industrials sector, which tends to have above-average sensitivity to economic trends.

Although market volatility increased during the second half of the reporting period, we believe this created a growing number of medium-to-longer-term opportunities among individual stocks. Choppier market conditions also indicated a potential shift away from the environment of recent years, during which the "rising tide" of broader-market gains blurred the lines of performance between higher- and lower-quality stocks. We welcome this shift, as it provides greater latitude for us to add value through fundamental research and individual stock selection.

Richard Glass, CFA

Portfolio Manager, Deutsche Investment Management Americas Inc.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

* Not held in the portfolio as of December 31, 2014

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)	12/31/14	12/31/13

Common Stocks	96%	96%
Cash Equivalents	4%	4%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/14	12/31/13

Financials	23%	16%
Information Technology	21%	14%
Industrials	20%	29%
Consumer Discretionary	12%	12%
Materials	11%	7%
Health Care	6%	10%
Energy	5%	5%
Consumer Staples	2%	2%
Utilities	0%	5%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014
	Shares	Value ($)

Common Stocks 96.4%
Consumer Discretionary 12.0%
Auto Components 2.5%
Visteon Corp.*	50,570	5,403,910
Diversified Consumer Services 1.4%
Ascent Capital Group, Inc. "A"*	59,351	3,141,448
Hotels, Restaurants & Leisure 1.7%
The Wendy's Co.	421,696	3,807,915
Household Durables 2.8%
Newell Rubbermaid, Inc.	162,213	6,178,693
Specialty Retail 2.2%
Ross Stores, Inc.	52,295	4,929,327
Textiles, Apparel & Luxury Goods 1.4%
Hanesbrands, Inc.	28,238	3,151,926
Consumer Staples 1.6%
Food Products
Ingredion, Inc.	41,076	3,484,888
Energy 4.8%
Energy Equipment & Services 2.1%
Superior Energy Services, Inc.	124,276	2,504,162
TETRA Technologies, Inc.*	316,162	2,111,962
		4,616,124
Oil, Gas & Consumable Fuels 2.7%
Cimarex Energy Co.	29,351	3,111,206
QEP Resources, Inc.	140,350	2,837,877
		5,949,083
Financials 21.6%
Banks 8.1%
Capital Bank Financial Corp. "A"*	150,950	4,045,460
First Republic Bank	74,593	3,887,787
Great Western Bancorp., Inc.*	74,559	1,699,200
Investors Bancorp., Inc.	432,051	4,849,772
Sterling Bancorp.	249,515	3,588,026
		18,070,245
Capital Markets 2.0%
Lazard Ltd. "A"	88,545	4,429,906
Consumer Finance 2.6%
Synchrony Financial*	190,536	5,668,446
Insurance 5.8%
CNO Financial Group, Inc.	368,608	6,347,430
PartnerRe Ltd.	21,600	2,465,208
Reinsurance Group of America, Inc.	46,427	4,067,934
		12,880,572
Real Estate Investment Trusts 1.7%
Plum Creek Timber Co., Inc. (REIT)	86,738	3,711,519
Thrifts & Mortgage Finance 1.4%
Walker & Dunlop, Inc.*	178,737	3,135,047
Health Care 5.6%
Health Care Providers & Services 4.1%
HealthSouth Corp.	131,013	5,038,760
Omnicare, Inc.	55,065	4,015,890
		9,054,650
	Shares	Value ($)

Life Sciences Tools & Services 1.5%
PerkinElmer, Inc.	76,297	3,336,468
Industrials 19.6%
Aerospace & Defense 1.7%
Curtiss-Wright Corp.	53,300	3,762,447
Air Freight & Logistics 1.7%
Forward Air Corp.	77,160	3,886,549
Commercial Services & Supplies 3.7%
Covanta Holding Corp.	209,925	4,620,449
The Brink's Co.	143,338	3,498,881
		8,119,330
Electrical Equipment 2.2%
The Babcock & Wilcox Co.	158,183	4,792,945
Machinery 7.4%
Harsco Corp.	220,691	4,168,853
ITT Corp.	78,773	3,187,156
Stanley Black & Decker, Inc.	50,554	4,857,228
Xylem, Inc.	111,667	4,251,163
		16,464,400
Marine 1.1%
Kirby Corp.*	29,551	2,385,948
Trading Companies & Distributors 1.8%
AerCap Holdings NV*	104,598	4,060,494
Information Technology 20.5%
Communications Equipment 1.6%
Harris Corp.	49,741	3,572,399
Electronic Equipment, Instruments & Components 8.3%
Belden, Inc.	62,616	4,934,767
Dolby Laboratories, Inc. "A"	98,179	4,233,479
Rogers Corp.*	40,421	3,291,886
Zebra Technologies Corp. "A"*	78,418	6,070,337
		18,530,469
IT Services 6.5%
Convergys Corp.	271,794	5,536,444
Global Payments, Inc.	57,321	4,627,524
NeuStar, Inc. "A"*	150,621	4,187,264
		14,351,232
Software 4.1%
ACI Worldwide, Inc.*	137,925	2,781,947
Verint Systems, Inc.*	109,912	6,405,671
		9,187,618
Materials 10.6%
Chemicals 5.3%
Ashland, Inc.	39,852	4,772,675
Celanese Corp. "A"	60,868	3,649,645
Cytec Industries, Inc.	74,486	3,439,019
		11,861,339
Containers & Packaging 3.0%
Sealed Air Corp.	158,230	6,713,699
Metals & Mining 2.3%
Materion Corp.	143,173	5,043,985
Utilities 0.1%
Electric Utilities 0.0%
Northeast Utilities	2,145	114,800
	Shares	Value ($)

Gas Utilities 0.0%
UGI Corp.	2,945	111,851
Multi-Utilities 0.1%
CMS Energy Corp.	3,332	115,787
Total Common Stocks (Cost $185,242,299)		214,025,459

	Shares	Value ($)

Cash Equivalents 3.8%
Central Cash Management Fund, 0.06% (a) (Cost $8,468,958)	8,468,958	8,468,958

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $193,711,257)†	100.2	222,494,417
Other Assets and Liabilities, Net	(0.2)	(415,999)
Net Assets	100.0	222,078,418

* Non-income producing security.

† The cost for federal income tax purposes was $193,698,332. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $28,796,085. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $38,379,382 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,583,297.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (b)	$214,025,459	$—	$—	$214,025,459
Short-Term Investments	8,468,958	—	—	8,468,958
Total	$222,494,417	$—	$—	$222,494,417

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $185,242,299)	$214,025,459
Investment in Central Cash Management Fund (cost $8,468,958)	8,468,958
Total investments in securities, at value (cost $193,711,257)	222,494,417
Receivable for Fund shares sold	9,512
Dividends receivable	120,043
Interest receivable	522
Other assets	3,976
Total assets	222,628,470
Liabilities
Payable for Fund shares redeemed	290,124
Accrued management fee	121,828
Accrued Trustees' fees	3,697
Other accrued expenses and payables	134,403
Total liabilities	550,052
Net assets, at value	$222,078,418
Net Assets Consist of
Undistributed net investment income	618,223
Net unrealized appreciation (depreciation) on investments	28,783,160
Accumulated net realized gain (loss)	18,535,588
Paid-in capital	174,141,447
Net assets, at value	$222,078,418
Class A Net Asset Value, offering and redemption price per share ($205,126,537 ÷ 11,531,437 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.79
Class B Net Asset Value, offering and redemption price per share ($16,951,881 ÷ 953,703 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.77

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends	$2,666,766
Income distributions — Central Cash Management Fund	5,104
Total income	2,671,870
Expenses: Management fee	1,529,992
Administration fee	235,405
Services to shareholders	5,726
Record keeping fees (Class B)	18,190
Distribution service fee (Class B)	44,841
Custodian fee	8,909
Professional fees	68,263
Reports to shareholders	53,184
Trustees' fees and expenses	11,783
Other	8,519
Total expenses	1,984,812
Net investment income (loss)	687,058
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	18,607,552
Change in net unrealized appreciation (depreciation) on investments	(7,308,422)
Net gain (loss)	11,299,130
Net increase (decrease) in net assets resulting from operations	$11,986,188

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$687,058	$1,914,959
Net realized gain (loss)	18,607,552	72,681,616
Change in net unrealized appreciation (depreciation)	(7,308,422)	(601,679)
Net increase (decrease) in net assets resulting from operations	11,986,188	73,994,896
Distributions to shareholders from: Net investment income: Class A	(1,782,045)	(2,660,096)
Class B	(85,579)	(150,280)
Net realized gains: Class A	(1,065,847)	—
Class B	(91,018)	—
Total distributions	(3,024,489)	(2,810,376)
Fund share transactions: Class A Proceeds from shares sold	7,581,114	17,897,526
Reinvestment of distributions	2,847,892	2,660,096
Payments for shares redeemed	(53,470,098)	(65,359,482)
Net increase (decrease) in net assets from Class A share transactions	(43,041,092)	(44,801,860)
Class B Proceeds from shares sold	2,985,548	4,288,905
Reinvestment of distributions	176,597	150,280
Payments for shares redeemed	(6,702,666)	(6,805,298)
Net increase (decrease) in net assets from Class B share transactions	(3,540,521)	(2,366,113)
Increase (decrease) in net assets	(37,619,914)	24,016,547
Net assets at beginning of period	259,698,332	235,681,785
Net assets at end of period (including undistributed net investment income of $618,223 and $1,850,167, respectively)	$222,078,418	$259,698,332
Other Information
Class A Shares outstanding at beginning of period	14,042,897	17,113,875
Shares sold	442,556	1,211,679
Shares issued to shareholders in reinvestment of distributions	170,839	190,143
Shares redeemed	(3,124,855)	(4,472,800)
Net increase (decrease) in Class A shares	(2,511,460)	(3,070,978)
Shares outstanding at end of period	11,531,437	14,042,897
Class B Shares outstanding at beginning of period	1,160,889	1,321,925
Shares sold	174,632	288,710
Shares issued to shareholders in reinvestment of distributions	10,581	10,719
Shares redeemed	(392,399)	(460,465)
Net increase (decrease) in Class B shares	(207,186)	(161,036)
Shares outstanding at end of period	953,703	1,160,889

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$17.08	$12.78	$11.36	$12.21	$10.04
Income (loss) from investment operations: Net investment incomea	.05	.12	.14	.13	.12
Net realized and unrealized gain (loss)	.88	4.35	1.42	(.85)	2.19
Total from investment operations	.93	4.47	1.56	(.72)	2.31
Less distributions from: Net investment income	(.14)	(.17)	(.14)	(.13)	(.14)
Net realized gains on investment transactions	(.08)	—	—	—	—
Total distributions	(.22)	(.17)	(.14)	(.13)	(.14)
Net asset value, end of period	$17.79	$17.08	$12.78	$11.36	$12.21
Total Return (%)	5.53	35.24	13.77	(6.08)	23.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	205	240	219	216	247
Ratio of expenses (%)	.82	.82	.82	.81	.82
Ratio of net investment income (%)	.32	.81	1.18	1.08	1.14
Portfolio turnover rate (%)	34	115	11	36	38
a Based on average shares outstanding during the period.

	Years Ended December 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$17.07	$12.78	$11.36	$12.20	$10.03
Income (loss) from investment operations: Net investment incomea	(.01)	.07	.10	.09	.08
Net realized and unrealized gain (loss)	.87	4.34	1.42	(.85)	2.19
Total from investment operations	.86	4.41	1.52	(.76)	2.27
Less distributions from: Net investment income	(.08)	(.12)	(.10)	(.08)	(.10)
Net realized gains on investment transactions	(.08)	—	—	—	—
Total distributions	(.16)	(.12)	(.10)	(.08)	(.10)
Net asset value, end of period	$17.77	$17.07	$12.78	$11.36	$12.20
Total Return (%)	5.09	34.70	13.38	(6.33)	22.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	20	17	20	26
Ratio of expenses (%)	1.17	1.17	1.16	1.15	1.17
Ratio of net investment income (%)	(.04)	.45	.81	.74	.79
Portfolio turnover rate (%)	34	115	11	36	38
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Value VIP (formerly DWS Small Mid Cap Value VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (formerly DWS Variable Series II) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. For the year ended December 31, 2014, the Fund had no securities on loan.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$9,467,194
Undistributed net long-term capital gains	$9,673,692
Unrealized appreciation (depreciation) on investments	$28,796,085

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$1,867,624	$2,810,376
Distributions from long-term capital gains	$1,156,865	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends received on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment transactions (excluding short-term investments) aggregated $75,991,609 and $121,788,244, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.83%
Class B	1.19%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.84%
Class B	1.19%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $235,405, of which $18,743 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC were as follows:
Service to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$637	$115
Class B	574	94
	$1,211	$209

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2014, the Distribution Service Fee aggregated $44,841, of which $3,591 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $13,019, of which $4,186 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2014, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 59% and 21%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 39%, 24% and 14%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Small Mid Cap Value VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Small Mid Cap Value VIP (formerly DWS Small Mid Cap Value VIP) (the "Fund") (one of the series constituting Deutsche Variable Series II (formerly DWS Variable Series II)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Small Mid Cap Value VIP at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2015

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,002.80	$1,001.10
Expenses Paid per $1,000*	$4.14	$5.90
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/14	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,021.07	$1,019.31
Expenses Paid per $1,000*	$4.18	$5.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	.82%	1.17%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

The Fund paid distributions of $0.08 per share from net long-term capital gains during its year ended December 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $10,718,000 as capital gain dividends for its year ended December 31, 2014.

For corporate shareholders, 84% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2014, qualified for the dividends received deduction.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Small Mid Cap Value VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance in 2013. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS2SMCV-2 (R-025829-4 2/15)

December 31, 2014

Annual Report

Deutsche Variable Series II

(formerly DWS Variable Series II)

Deutsche Unconstrained Income VIP

(formerly DWS Unconstrained Income VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
21 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
25 Notes to Financial Statements
34 Report of Independent Registered Public Accounting Firm
35 Information About Your Fund's Expenses
36 Tax Information
36 Proxy Voting
37 Advisory Agreement Board Considerations and Fee Evaluation
40 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2014 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 is 1.02% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Unconstrained Income VIP

The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.
The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Unconstrained Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,223	$11,439	$13,256	$17,657
	Average annual total return	2.23%	4.58%	5.80%	5.85%
Barclays U.S. Universal Index	Growth of $10,000	$10,556	$10,990	$12,649	$16,150
	Average annual total return	5.56%	3.20%	4.81%	4.91%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,597	$10,820	$12,431	$15,842
	Average annual total return	5.97%	2.66%	4.45%	4.71%

The growth of $10,000 is cumulative.

Management Summary December 31, 2014 (Unaudited)

The Class A shares of the Fund returned 2.23% (unadjusted for contract charges) during 2014, underperforming the 5.56% return of the primary benchmark, the Barclays Capital U.S. Universal Index, and the 5.97% return of the Barclays U.S. Aggregate Bond Index.1 On a longer-term basis, the Fund has outpaced the primary benchmark in the three-, five- and 10-year periods ended December 31, 2014.

After performing very well through the first six months of the year, the Fund underperformed in the second half and ultimately finished behind its primary benchmark. Early in 2014, the Fund’s performance was boosted by the same factors that had fueled its strong showing in the past two calendar years: namely, its overweight vs. the primary benchmark in high-yield bonds, senior loans and emerging-markets debt.2 During the first half of 2014, all three asset classes were propelled by the environment of improving global growth and investors’ willingness to take on higher risks to earn above-average yields.

This backdrop shifted in the second half of the year, however, as the sharp drop in oil prices pressured the outlook for both oil-exporting emerging nations and energy-sensitive issues within the high-yield market. Although we took various steps to mitigate risk, such as reducing the Fund’s weighting in high yield and focusing on higher-quality issuers in the emerging markets, the Fund’s large allocations to these segments was a headwind to performance from July onward. Nevertheless, we continue to see opportunities in all three market segments given the backdrop of improving domestic growth and investors’ ongoing "reach for yield" at a time of ultra-low interest rates. We therefore remain on the lookout for opportunities to capitalize on unwarranted sell-offs in securities that we believe offer a favorable trade-off of risk and reward.

On the plus side, the Fund’s performance was helped by its positions in investment-grade corporates, mortgage- and asset-backed securities, and international government bonds.

Throughout the period, the Fund used derivatives — including forward currency contracts — to hedge currency risk in certain portfolio positions, offsetting the potential impact of the downturn in foreign currencies relative to the U.S. dollar. It also used interest rate contracts to hedge against potential adverse interest rate movements on portfolio assets. In addition, the Fund used derivatives, including forward currency and interest rate contracts, for non-hedging purposes to seek to enhance potential gains. Derivatives used for non-hedging purposes contributed to returns.

The fund closed the period with a cash weighting of about 17%, which we believe may help dampen the impact of volatility in the near term. In addition, it provides us with cash on hand to take advantage of selective opportunities in securities that we believe have been punished by volatility in the broader market.

We kept the Fund’s duration well below that of the primary benchmark throughout the year, and we reduced it further during the fourth quarter.3 While yields fell significantly in 2014, we believe the move has largely played itself out — meaning that the most likely scenario is that yields will trade higher over time.

We believe our active approach, along with the Fund’s go-anywhere investment mandate, provides the flexibility to take advantage of a broad range of market opportunities as they arise. This element of our strategy may become even more important if, as we expect, market conditions become more volatile in the months ahead.

Gary Russell, CFA Philip G. Condon John D. Ryan William Chepolis, CFA Darwei Kung

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the primary benchmark. "Overweight" means it holds a higher weighting.

3 Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/14	12/31/13

Corporate Bonds	52%	60%
Cash Equivalents	17%	2%
Government & Agency Obligations	13%	19%
Exchange-Traded Fund	5%	1%
Loan Participations and Assignments	4%	5%
Collateralized Mortgage Obligations	3%	5%
Municipal Bonds and Notes	2%	2%
Mortgage-Backed Securities Pass-Throughs	2%	2%
Asset-Backed	1%	1%
Commercial Mortgage-Backed Securities	1%	3%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/14	12/31/13

AAA	8%	20%
AA	4%	3%
A	5%	3%
BBB	19%	18%
BB	32%	25%
B	19%	19%
CCC or Below	5%	4%
Not Rated	8%	8%
	100%	100%

Interest Rate Sensitivity	12/31/14	12/31/13

Effective Maturity	5.7 years	6.6 years
Effective Duration	3.0 years	4.3 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2014

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 52.2%
Consumer Discretionary 5.6%
Ally Financial, Inc., 8.3%, 2/12/2015		135,000	135,675
AMC Entertainment, Inc., 5.875%, 2/15/2022		30,000	30,450
AMC Networks, Inc., 7.75%, 7/15/2021		15,000	16,050
AmeriGas Finance LLC:
6.75%, 5/20/2020		70,000	72,100
7.0%, 5/20/2022		60,000	62,100
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		30,000	25,650
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		45,000	47,812
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		50,000	47,625
Avis Budget Car Rental LLC, 5.5%, 4/1/2023 (b)		30,000	30,600
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		40,000	41,275
5.165%, 8/1/2044		50,000	52,314
Block Communications, Inc., 144A, 7.25%, 2/1/2020		65,000	66,300
Cablevision Systems Corp.:
5.875%, 9/15/2022		15,000	15,188
8.0%, 4/15/2020		10,000	11,300
CCO Holdings LLC:
7.0%, 1/15/2019		20,000	20,750
7.25%, 10/30/2017		90,000	93,645
7.375%, 6/1/2020		10,000	10,600
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		89,000	86,330
144A, 6.375%, 9/15/2020		160,000	165,600
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		15,000	15,263
Series A, 7.625%, 3/15/2020		20,000	20,750
Series B, 7.625%, 3/15/2020		185,000	194,712
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	5,000
Crown Media Holdings, Inc., 10.5%, 7/15/2019		55,000	59,812
CSC Holdings LLC, 144A, 5.25%, 6/1/2024		75,000	75,375
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		65,000	65,650
Dana Holding Corp., 5.5%, 12/15/2024		25,000	25,250
DISH DBS Corp.:
4.25%, 4/1/2018		40,000	40,850
5.0%, 3/15/2023		50,000	48,375
6.75%, 6/1/2021		10,000	10,750
7.125%, 2/1/2016		155,000	162,944
General Motors Financial Co., Inc., 3.25%, 5/15/2018		15,000	15,019
Getty Images, Inc., 144A, 7.0%, 10/15/2020		50,000	39,250
Group 1 Automotive, Inc., 144A, 5.0%, 6/1/2022		40,000	39,100
Harron Communications LP, 144A, 9.125%, 4/1/2020		60,000	65,400
HD Supply, Inc.:
7.5%, 7/15/2020 (b)		15,000	15,713
11.5%, 7/15/2020		15,000	17,175
		Principal Amount ($)(a)	Value ($)

Hertz Corp., 6.75%, 4/15/2019		50,000	51,500
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		20,000	21,400
iHeartCommunications, Inc.:
9.0%, 12/15/2019		70,000	68,950
11.25%, 3/1/2021		40,000	41,200
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		25,000	21,250
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		5,000	5,000
144A, 7.0%, 9/1/2020		50,000	52,750
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		30,000	30,900
Mediacom Broadband LLC:
5.5%, 4/15/2021		5,000	5,025
6.375%, 4/1/2023		65,000	66,625
Mediacom LLC, 7.25%, 2/15/2022		20,000	21,350
MGM Resorts International:
6.75%, 10/1/2020		76,000	79,800
8.625%, 2/1/2019		85,000	96,369
Numericable-SFR, 144A, 4.875%, 5/15/2019		70,000	69,387
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		20,000	20,600
Quebecor Media, Inc., 5.75%, 1/15/2023		30,000	30,675
Sabre Holdings Corp., 8.35%, 3/15/2016		55,000	59,125
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		15,000	14,850
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		35,000	37,012
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		30,000	30,900
Springs Industries, Inc., 6.25%, 6/1/2021		35,000	34,825
Starz LLC, 5.0%, 9/15/2019		25,000	25,188
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		40,000	39,400
Time Warner Cable, Inc., 7.3%, 7/1/2038		35,000	48,260
UCI International, Inc., 8.625%, 2/15/2019		20,000	19,100
Univision Communications, Inc., 144A, 7.875%, 11/1/2020		25,000	26,625
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		30,000	32,475
			2,998,293
Consumer Staples 2.1%
Big Heart Pet Brands, 7.625%, 2/15/2019		55,000	54,037
Chiquita Brands International, Inc., 7.875%, 2/1/2021		14,000	15,050
Cott Beverages, Inc.:
144A, 5.375%, 7/1/2022		35,000	32,113
144A, 6.75%, 1/1/2020		25,000	25,000
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	88,825
JBS Investments GmbH:
144A, 7.25%, 4/3/2024		70,000	68,775
144A, 7.75%, 10/28/2020		200,000	207,100
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		80,000	82,400
144A, 8.25%, 2/1/2020		25,000	26,313
		Principal Amount ($)(a)	Value ($)

Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		100,000	101,000
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		15,000	14,550
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		235,000	240,875
6.875%, 2/15/2021		100,000	104,375
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		10,000	8,700
Smithfield Foods, Inc., 6.625%, 8/15/2022		30,000	31,350
The WhiteWave Foods Co., 5.375%, 10/1/2022		30,000	30,900
			1,131,363
Energy 6.7%
Access Midstream Partners LP, 6.125%, 7/15/2022		55,000	58,437
Afren PLC, 144A, 10.25%, 4/8/2019		140,000	91,000
Antero Resources Corp., 144A, 5.125%, 12/1/2022		45,000	42,412
Antero Resources Finance Corp., 5.375%, 11/1/2021		35,000	33,862
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		10,000	8,500
144A, 5.625%, 6/1/2024		15,000	12,750
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		30,000	22,800
6.75%, 11/1/2020		140,000	112,000
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		30,000	23,175
8.625%, 10/15/2020		30,000	25,800
California Resources Corp.:
144A, 5.0%, 1/15/2020		20,000	17,350
144A, 5.5%, 9/15/2021		43,000	36,765
144A, 6.0%, 11/15/2024		5,000	4,225
Chaparral Energy, Inc., 7.625%, 11/15/2022		20,000	13,100
Crestwood Midstream Partners LP:
6.125%, 3/1/2022		20,000	19,100
7.75%, 4/1/2019		65,000	66,625
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		200,000	199,563
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		45,000	48,375
Ecopetrol SA, 5.875%, 5/28/2045		450,000	416,250
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		75,000	66,375
EP Energy LLC, 6.875%, 5/1/2019		60,000	60,900
EV Energy Partners LP, 8.0%, 4/15/2019		155,000	131,750
GeoPark Latin America Ltd. Agencia en Chile, 144A, 7.5%, 2/11/2020		200,000	175,000
Halcon Resources Corp., 8.875%, 5/15/2021		25,000	18,813
Hilcorp Energy I LP, 144A, 5.0%, 12/1/2024		25,000	22,000
Holly Energy Partners LP, 6.5%, 3/1/2020		20,000	19,800
Jupiter Resources, Inc., 144A, 8.5%, 10/1/2022		25,000	18,813
Kinder Morgan, Inc.:
3.05%, 12/1/2019		75,000	74,404
5.55%, 6/1/2045		50,000	51,211
7.25%, 6/1/2018		55,000	62,318
		Principal Amount ($)(a)	Value ($)

Linn Energy LLC, 6.25%, 11/1/2019		25,000	21,125
MEG Energy Corp.:
144A, 6.5%, 3/15/2021		40,000	36,500
144A, 7.0%, 3/31/2024		95,000	85,975
Memorial Resource Development Corp., 144A, 5.875%, 7/1/2022		25,000	22,625
Midstates Petroleum Co., Inc., 10.75%, 10/1/2020		30,000	15,900
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		40,000	41,800
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		90,000	68,175
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		200,000	174,000
Pacific Rubiales Energy Corp., 144A, 5.625%, 1/19/2025		282,000	216,435
Pertamina Persero PT, 144A, 5.625%, 5/20/2043		200,000	188,000
Petroleos de Venezuela SA, 144A, 9.0%, 11/17/2021		300,000	131,250
Regency Energy Partners LP:
5.0%, 10/1/2022		15,000	14,175
5.875%, 3/1/2022		5,000	4,988
RSP Permian, Inc., 144A, 6.625%, 10/1/2022		15,000	13,950
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021		105,000	103,162
SESI LLC:
6.375%, 5/1/2019		40,000	38,800
7.125%, 12/15/2021		115,000	110,400
Seventy Seven Energy, Inc., 6.5%, 7/15/2022 (b)		5,000	2,925
Seventy Seven Operating LLC, 6.625%, 11/15/2019		25,000	19,000
Swift Energy Co., 7.875%, 3/1/2022		55,000	28,463
Talos Production LLC, 144A, 9.75%, 2/15/2018		60,000	54,600
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		10,000	9,625
Tesoro Corp., 4.25%, 10/1/2017		35,000	36,137
Transocean, Inc., 3.8%, 10/15/2022		145,000	117,497
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		20,000	13,200
WPX Energy, Inc.:
5.25%, 1/15/2017 (b)		40,000	40,400
5.25%, 9/15/2024		15,000	13,950
			3,576,530
Financials 10.9%
Aflac, Inc., 3.625%, 11/15/2024		65,000	66,275
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	210,000
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		200,000	186,000
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	400,000	143,782
Bank of China Ltd., 144A, 5.0%, 11/13/2024		200,000	205,514
Barclays Bank PLC, 7.625%, 11/21/2022		400,000	437,370
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		150,000	165,000
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		120,000	121,532
China Overseas Finance Cayman II Ltd., REG S, 5.5%, 11/10/2020		250,000	270,229
		Principal Amount ($)(a)	Value ($)

CIMPOR Financial Operations BV, 144A, 5.75%, 7/17/2024		250,000	219,350
CIT Group, Inc.:
3.875%, 2/19/2019		145,000	144,637
5.0%, 5/15/2017		80,000	83,000
5.25%, 3/15/2018		90,000	93,825
Country Garden Holdings Co., Ltd., 144A, 11.125%, 2/23/2018		200,000	212,102
Development Bank of Kazakhstan JSC, Series 3, REG S, 6.5%, 6/3/2020		500,000	508,749
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		50,000	52,365
Hellas Telecommunications Finance, 144A, 8.082%**, 7/15/2015 (PIK)*	EUR	109,187	0
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		110,000	115,916
International Lease Finance Corp.:
3.875%, 4/15/2018		65,000	65,000
5.75%, 5/15/2016		20,000	20,750
6.25%, 5/15/2019		50,000	54,625
8.625%, 9/15/2015		40,000	41,700
8.75%, 3/15/2017		120,000	132,900
Kaisa Group Holdings Ltd., 144A, 8.875%, 3/19/2018		250,000	166,875
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		200,000	226,535
Morgan Stanley, Series H, 5.45%, 7/29/2049		20,000	20,036
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		45,000	47,812
(REIT), 6.875%, 5/1/2021		50,000	53,500
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		65,000	68,572
Navient Corp., 5.5%, 1/25/2023		125,000	119,687
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		25,000	26,125
144A, 5.875%, 3/15/2022		45,000	47,362
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		130,000	135,283
Popular, Inc., 7.0%, 7/1/2019		20,000	20,000
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		100,000	108,459
Scentre Group Trust 1, 144A, 3.5%, 2/12/2025		155,000	155,607
Schahin II Finance Co. SPV Ltd., 144A, 5.875%, 9/25/2022 (b)		179,867	144,568
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		70,000	74,200
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049 (b)		35,000	35,403
TIAA Asset Management Finance Co., LLC:
144A, 2.95%, 11/1/2019		115,000	115,223
144A, 4.125%, 11/1/2024		95,000	97,320
Trust F/1401, (REIT), 144A, 5.25%, 12/15/2024		200,000	206,020
		Principal Amount ($)(a)	Value ($)

Turkiye Is Bankasi, 144A, 6.0%, 10/24/2022		250,000	250,875
Yapi ve Kredi Bankasi AS, 144A, 5.5%, 12/6/2022		200,000	191,520
			5,861,603
Health Care 3.0%
Aviv Healthcare Properties LP:
6.0%, 10/15/2021		15,000	15,600
7.75%, 2/15/2019		85,000	88,570
Biomet, Inc.:
6.5%, 8/1/2020		55,000	58,850
6.5%, 10/1/2020		15,000	15,825
Community Health Systems, Inc.:
5.125%, 8/15/2018		185,000	191,475
5.125%, 8/1/2021		5,000	5,188
6.875%, 2/1/2022 (b)		30,000	31,781
7.125%, 7/15/2020		60,000	63,975
Crimson Merger Sub, Inc., 144A, 6.625%, 5/15/2022		70,000	62,912
Endo Finance LLC:
144A, 5.375%, 1/15/2023		35,000	34,300
144A, 5.75%, 1/15/2022		35,000	35,000
HCA, Inc.:
5.25%, 4/15/2025		20,000	20,900
6.5%, 2/15/2020		210,000	235,305
7.5%, 2/15/2022		80,000	91,400
Hologic, Inc., 6.25%, 8/1/2020		30,000	31,200
LifePoint Hospitals, Inc, 5.5%, 12/1/2021		35,000	35,787
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		75,000	72,000
Medtronic, Inc., 144A, 4.625%, 3/15/2045		40,000	43,360
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		55,000	57,475
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		48,000	50,880
Tenet Healthcare Corp., 6.25%, 11/1/2018		80,000	86,800
Valeant Pharmaceuticals International, Inc.:
144A, 6.375%, 10/15/2020		35,000	36,575
144A, 6.75%, 8/15/2018		70,000	74,464
144A, 7.5%, 7/15/2021		140,000	151,200
			1,590,822
Industrials 5.6%
ADT Corp.:
3.5%, 7/15/2022 (b)		20,000	17,050
4.125%, 4/15/2019		5,000	4,950
5.25%, 3/15/2020		40,000	40,500
6.25%, 10/15/2021		25,000	25,688
Armored Autogroup, Inc., 9.25%, 11/1/2018		60,000	59,700
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		40,000	37,900
Belden, Inc., 144A, 5.5%, 9/1/2022		55,000	54,588
Bombardier, Inc.:
144A, 4.75%, 4/15/2019		20,000	20,075
144A, 5.75%, 3/15/2022		55,000	55,687
144A, 6.0%, 10/15/2022		35,000	35,350
144A, 7.75%, 3/15/2020		45,000	48,825
Casella Waste Systems, Inc., 7.75%, 2/15/2019		80,000	81,200
Covanta Holding Corp., 5.875%, 3/1/2024		30,000	30,525
		Principal Amount ($)(a)	Value ($)

CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		35,000	36,925
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		25,000	23,750
Ducommun, Inc., 9.75%, 7/15/2018		65,000	69,550
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		200,000	183,000
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		65,000	64,350
FTI Consulting, Inc., 6.75%, 10/1/2020		145,000	151,887
Garda World Security Corp., 144A, 7.25%, 11/15/2021		45,000	44,550
Gates Global LLC, 144A, 6.0%, 7/15/2022		30,000	28,731
GenCorp, Inc., 7.125%, 3/15/2021		80,000	83,784
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		200,000	196,900
Huntington Ingalls Industries, Inc., 7.125%, 3/15/2021		10,000	10,800
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		25,000	25,750
Meritor, Inc.:
6.25%, 2/15/2024		30,000	30,450
6.75%, 6/15/2021		40,000	41,800
Navios Maritime Holdings, Inc.:
144A, 7.375%, 1/15/2022		110,000	100,650
8.125%, 2/15/2019		60,000	52,800
Noble Group Ltd., 144A, 6.625%, 8/5/2020		250,000	256,250
Nortek, Inc., 8.5%, 4/15/2021		75,000	80,250
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.625%, 10/1/2022		192,480	172,270
Oshkosh Corp., 5.375%, 3/1/2022		22,500	22,950
Ply Gem Industries, Inc.:
6.5%, 2/1/2022		40,000	37,600
144A, 6.5%, 2/1/2022		20,000	18,600
SBA Communications Corp., 5.625%, 10/1/2019		30,000	30,675
Spirit AeroSystems, Inc.:
5.25%, 3/15/2022		40,000	40,700
6.75%, 12/15/2020		75,000	79,500
Titan International, Inc., 6.875%, 10/1/2020		90,000	79,200
TransDigm, Inc.:
6.0%, 7/15/2022		40,000	39,900
6.5%, 7/15/2024		25,000	25,125
7.5%, 7/15/2021		125,000	133,125
Triumph Group, Inc., 5.25%, 6/1/2022		20,000	19,950
United Rentals North America, Inc.:
5.75%, 7/15/2018		60,000	62,550
7.375%, 5/15/2020		95,000	102,600
7.625%, 4/15/2022		95,000	104,452
XPO Logistics, Inc., 144A, 7.875%, 9/1/2019		15,000	15,675
			2,979,087
Information Technology 2.9%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		15,000	15,675
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		130,000	136,500
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		25,000	25,750
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		65,000	61,100
		Principal Amount ($)(a)	Value ($)

Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (PIK)		40,000	34,000
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		20,000	19,500
CDW LLC:
6.0%, 8/15/2022		30,000	30,975
8.5%, 4/1/2019		18,000	18,968
EarthLink Holdings Corp., 7.375%, 6/1/2020		30,000	30,450
Entegris, Inc., 144A, 6.0%, 4/1/2022		20,000	20,250
Equinix, Inc., 5.375%, 4/1/2023		105,000	105,000
First Data Corp.:
144A, 6.75%, 11/1/2020		72,000	76,860
144A, 7.375%, 6/15/2019		45,000	47,362
144A, 8.75%, 1/15/2022 (PIK)		60,000	64,500
144A, 8.875%, 8/15/2020		85,000	91,162
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		40,000	41,800
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		70,000	75,075
7.625%, 6/15/2021		40,000	44,000
Jabil Circuit, Inc., 7.75%, 7/15/2016		30,000	32,138
KLA-Tencor Corp., 4.65%, 11/1/2024		115,000	119,053
NCR Corp.:
5.875%, 12/15/2021		10,000	10,275
6.375%, 12/15/2023		20,000	20,800
NXP BV, 144A, 3.75%, 6/1/2018		35,000	35,000
Sanmina Corp., 144A, 4.375%, 6/1/2019		5,000	4,963
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		120,000	126,556
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019		200,000	203,287
Ymobile Corp., 144A, 8.25%, 4/1/2018		60,000	62,850
			1,553,849
Materials 5.4%
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		250,000	247,558
Ashland, Inc., 3.875%, 4/15/2018		20,000	20,200
Berry Plastics Corp., 5.5%, 5/15/2022		60,000	60,900
Cascades, Inc., 144A, 5.5%, 7/15/2022		20,000	19,900
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		200,000	204,900
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		40,000	39,400
Crown Americas LLC, 6.25%, 2/1/2021		10,000	10,525
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		40,000	42,400
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		70,000	63,350
144A, 7.0%, 2/15/2021		60,000	54,000
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017		55,000	52,594
144A, 8.25%, 11/1/2019 (b)		45,000	40,950
Fresnillo PLC, 144A, 5.5%, 11/13/2023		200,000	196,000
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		110,000	107,333
Greif, Inc., 7.75%, 8/1/2019		195,000	220,350
		Principal Amount ($)(a)	Value ($)

GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024		200,000	193,000
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		85,000	83,300
8.875%, 2/1/2018		60,000	53,400
Huntsman International LLC, 8.625%, 3/15/2021 (b)		25,000	26,813
Kaiser Aluminum Corp., 8.25%, 6/1/2020		40,000	43,400
KGHM International Ltd., 144A, 7.75%, 6/15/2019		115,000	118,450
Novelis, Inc., 8.75%, 12/15/2020		215,000	227,900
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		30,000	31,725
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		72,000	72,000
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		40,000	39,800
Polymer Group, Inc., 7.75%, 2/1/2019		49,000	50,776
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		45,000	45,450
Sealed Air Corp., 144A, 8.375%, 9/15/2021		30,000	33,525
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		30,000	29,250
Tronox Finance LLC, 6.375%, 8/15/2020		30,000	30,075
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		300,000	292,783
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		15,000	15,375
144A, 5.625%, 10/1/2024		5,000	5,213
Yamana Gold, Inc., 4.95%, 7/15/2024		120,000	117,117
			2,889,712
Telecommunication Services 7.1%
B Communications Ltd., 144A, 7.375%, 2/15/2021		35,000	37,013
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		15,000	15,563
Series W, 6.75%, 12/1/2023 (b)		35,000	38,325
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		235,000	246,750
8.75%, 3/15/2018 (b)		171,000	175,702
CommScope, Inc., 144A, 5.0%, 6/15/2021		35,000	34,475
CPI International, Inc., 8.75%, 2/15/2018		45,000	46,238
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		35,000	32,550
144A, 8.25%, 9/30/2020		305,000	295,850
Digicel Ltd., 144A, 8.25%, 9/1/2017		300,000	303,750
Frontier Communications Corp.:
6.25%, 9/15/2021		20,000	20,100
6.875%, 1/15/2025		20,000	20,000
7.125%, 1/15/2023		200,000	203,500
8.25%, 4/15/2017		62,000	68,975
8.5%, 4/15/2020		20,000	22,300
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		55,000	54,664
7.25%, 10/15/2020		195,000	205,969
7.5%, 4/1/2021		215,000	230,050
Intelsat Luxembourg SA, 8.125%, 6/1/2023		10,000	10,200
		Principal Amount ($)(a)	Value ($)

Level 3 Communications, Inc., 8.875%, 6/1/2019		10,000	10,602
Level 3 Escrow II, Inc., 144A, 5.375%, 8/15/2022		90,000	90,450
Level 3 Financing, Inc.:
6.125%, 1/15/2021		20,000	20,700
7.0%, 6/1/2020		75,000	79,031
8.125%, 7/1/2019		45,000	47,813
8.625%, 7/15/2020		50,000	53,937
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	188,500
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024		200,000	196,000
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020		40,000	43,200
144A, 9.0%, 11/15/2018		175,000	199,045
Sprint Corp., 7.125%, 6/15/2024		200,000	186,000
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		15,000	15,225
6.625%, 11/15/2020		65,000	66,137
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		30,000	32,813
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		10,000	10,875
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		30,000	30,675
Windstream Corp.:
6.375%, 8/1/2023		40,000	37,400
7.5%, 4/1/2023		75,000	74,625
7.75%, 10/15/2020		20,000	20,600
7.75%, 10/1/2021		55,000	56,100
7.875%, 11/1/2017		205,000	221,912
8.125%, 9/1/2018		70,000	72,625
			3,816,239
Utilities 2.9%
AES Corp.:
3.234%**, 6/1/2019		20,000	19,500
8.0%, 10/15/2017		2,000	2,245
8.0%, 6/1/2020		175,000	199,937
Calpine Corp.:
5.375%, 1/15/2023		35,000	35,350
5.75%, 1/15/2025		35,000	35,438
Dynegy Finance I, Inc., 144A, 7.625%, 11/1/2024		5,000	5,100
Empresa Electrica Angamos SA, 144A, 4.875%, 5/25/2029		200,000	196,500
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		100,000	78,000
Inkia Energy Ltd., 144A, 8.375%, 4/4/2021		200,000	212,000
IPALCO Enterprises, Inc., 5.0%, 5/1/2018		145,000	152,975
NGL Energy Partners LP, 144A, 5.125%, 7/15/2019		30,000	28,800
NRG Energy, Inc.:
144A, 6.25%, 5/1/2024		100,000	101,750
7.875%, 5/15/2021		30,000	32,325
Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042		500,000	455,625
RJS Power Holdings LLC, 144A, 5.125%, 7/15/2019		30,000	29,625
			1,585,170
Total Corporate Bonds (Cost $28,560,435)			27,982,668

		Principal Amount ($)(a)	Value ($)

Mortgage-Backed Securities Pass-Throughs 1.4%
Federal National Mortgage Association, 4.0%, 3/1/2042 (c) (Cost $745,773)		700,000	747,359

Asset-Backed 1.3%
Home Equity Loans 0.1%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		47,702	47,559
Miscellaneous 1.2%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.878%**, 1/17/2024		250,000	249,999
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		144,938	151,946
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		266,263	261,917
			663,862
Total Asset-Backed (Cost $707,410)			711,421

Commercial Mortgage-Backed Securities 1.3%
Commercial Mortgage Trust, "AM", Series 2007-GG11, 5.867%, 12/10/2049		290,000	314,318
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.161%**, 3/15/2018		80,000	80,064
JPMorgan Chase Commercial Mortgage Securities Corp., "C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		150,000	156,860
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.269%**, 12/15/2044		126,388	129,086
Total Commercial Mortgage-Backed Securities (Cost $638,638)			680,328

Collateralized Mortgage Obligations 2.8%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.693%**, 2/25/2034		90,373	89,566
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 2.92%**, 12/25/2035		121,347	121,957
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		79,177	79,040
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		1,093,385	98,492
"ZG", Series 4213, 3.5%, 6/15/2043		91,121	91,302
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		31,231	1,104
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		393,117	42,582
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		100,134	8,833
		Principal Amount ($)(a)	Value ($)

"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		157,492	14,029
"JS", Series 3572, Interest Only, 6.639%***, 9/15/2039		617,635	95,892
Federal National Mortgage Association:
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		60,628	3,699
"PI", Series 2006-20, Interest Only, 6.511%***, 11/25/2030		379,977	63,212
"SI", Series 2007-23, Interest Only, 6.601%***, 3/25/2037		244,244	33,523
Government National Mortgage Association:
"ZJ", Series 2013-106, 3.5%, 7/20/2043		183,744	183,712
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		319,645	55,187
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		324,567	53,682
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		300,958	54,089
"AI", Series 2007-38, Interest Only, 6.299%***, 6/16/2037		83,386	13,382
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 2.609%**, 4/25/2036		272,199	249,533
Merrill Lynch Mortgage Investors Trust, "2A", Series 2003-A6, 2.524%**, 10/25/2033		72,643	72,847
Wells Fargo Mortgage-Backed Securities Trust, "2A3",Series 2004-EE, 2.612%**, 12/25/2034		102,217	101,951
Total Collateralized Mortgage Obligations (Cost $1,416,742)			1,527,614

Government & Agency Obligations 12.9%
Other Government Related (d) 0.2%
TMK OAO, 144A, 6.75%, 4/3/2020		200,000	112,000
Sovereign Bonds 7.7%
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	250,000	94,754
Government of New Zealand:
Series 0427, REG S, 4.5%, 4/15/2027	NZD	620,000	515,865
5.5%, 4/15/2023	NZD	770,000	644,942
Republic of Argentina- Inflation Linked Bond, 5.83%, 12/31/2033	ARS	375	119
Republic of Belarus, REG S, 8.75%, 8/3/2015		145,000	136,546
Republic of Costa Rica, 144A, 4.25%, 1/26/2023		200,000	183,000
Republic of Croatia, 144A, 6.75%, 11/5/2019		400,000	438,000
Republic of El Salvador:
144A, 6.375%, 1/18/2027		75,000	75,187
144A, 7.65%, 6/15/2035		200,000	212,000
Republic of Hungary:
4.0%, 3/25/2019		200,000	205,500
Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	50,664
Republic of Italy, REG S, 144A, 4.75%, 9/1/2044	EUR	460,000	720,905
Republic of Peru, 144A, 5.7%, 8/12/2024	PEN	350,000	117,204
		Principal Amount ($)(a)	Value ($)

Republic of Slovenia:
144A, 4.75%, 5/10/2018		200,000	214,000
144A, 5.5%, 10/26/2022		100,000	110,875
Republic of South Africa:
5.875%, 9/16/2025		20,000	22,525
Series R204, 8.0%, 12/21/2018	ZAR	250,000	22,144
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	201,500
United Mexican States:
Series M, 4.75%, 6/14/2018	MXN	1,300,000	87,917
Series M 20, 8.5%, 5/31/2029	MXN	650,000	53,235
			4,106,882
U.S. Treasury Obligations 5.0%
U.S. Treasury Bills:
0.035%****, 2/12/2015 (e)		254,000	253,995
0.085%****, 6/11/2015 (e)		365,000	364,895
0.086%****, 6/11/2015 (e)		57,000	56,984
U.S. Treasury Bonds:
3.125%, 8/15/2044		40,000	43,062
3.625%, 2/15/2044		86,000	101,205
U.S. Treasury Notes:
1.0%, 8/31/2016 (f)		1,000,000	1,007,500
1.0%, 9/30/2016		500,000	503,672
1.5%, 5/31/2019		232,600	232,018
1.625%, 6/30/2019		19,000	19,048
2.25%, 11/15/2024		107,200	107,920
			2,690,299
Total Government & Agency Obligations (Cost $6,955,678)			6,909,181

Loan Participations and Assignments 4.0%
Senior Loans**
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		104,475	102,298
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019		59,246	58,580
Calpine Corp., Term Loan B1, 4.0%, 4/1/2018		191,518	190,081
Crown Castle International Corp., Term Loan B, 3.0%, 1/31/2019		48,759	48,362
CSC Holdings, Inc., Term Loan B, 2.669%, 4/17/2020		111,439	109,310
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020		28,206	27,442
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		69,650	69,096
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019		220,000	220,137
HJ Heinz Co., Term Loan B2, 3.5%, 6/5/2020		213,774	212,858
Level 3 Financing, Inc., Term Loan B5, 4.5%, 1/31/2022		60,000	60,150
MacDermid, Inc., First Lien Term Loan, 4.0%, 6/7/2020		54,175	53,210
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		255,394	244,646
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		117,230	115,194
		Principal Amount ($)(a)	Value ($)

Par Pharmaceutical Companies, Inc., Term Loan B2, 4.0%, 9/30/2019		116,849	113,928
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		88,875	85,653
Tallgrass Operations LLC:
Term Delayed Draw, 3.75%, 11/13/2017		41,157	39,922
Term Loan B, 4.25%, 11/13/2018		132,532	129,881
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 3.5%, 2/13/2019		137,133	136,173
Term Loan B, 3.5%, 12/11/2019		115,706	114,934
Total Loan Participations and Assignments (Cost $2,166,988)			2,131,855

Municipal Bonds and Notes 1.8%
Chicago, IL, Airport Revenue, O'Hare International Airport Revenue, Series B, 6.0%, 1/1/2041		145,000	169,026
Massachusetts, State School Building Authority, Sales Tax Revenue, Qualified School Construction Bond, Series A, 4.885%, 7/15/2028		300,000	331,530
Orlando & Orange County, FL, Expressway Authority Revenue, Series C, 5.0%, 7/1/2040		145,000	162,270
Port Authority of New York & New Jersey, 4.926%, 10/1/2051		260,000	297,846
Total Municipal Bonds and Notes (Cost $850,171)			960,672

Convertible Bond 0.4%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK) (Cost $119,886)		120,175	207,602

Preferred Security 0.2%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $60,337)		95,000	85,500

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (g)	1	4,121
Trump Entertainment Resorts, Inc.*	6	0
		4,121
Industrials 0.0%
Congoleum Corp.*	2,500	0
Quad Graphics, Inc.	24	551
		551
Materials 0.0%
GEO Specialty Chemicals, Inc.*	2,058	1,365
Total Common Stocks (Cost $25,217)		6,037
	Shares	Value ($)

Preferred Stock 0.2%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $85,128)	89	89,409

Warrants 0.0%
Materials
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	11,138	7,303
Hercules Trust II, Expiration Date 3/31/2029*	85	835
Total Warrants (Cost $17,432)		8,138

Exchange-Traded Fund 5.1%
SPDR Barclays Convertible Securities (Cost $2,777,628)	58,300	2,733,687

	Contract Amount	Value ($)

Call Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161	1,300,000	7,961
Pay Fixed Rate — 4.19% – Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	1,500,000	12,377
Pay Fixed Rate — 4.32% – Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	1,400,000	9,831
Total Call Options Purchased (Cost $191,320)		30,169
	Contract Amount	Value ($)

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	1,500,000	30,127
Receive Fixed Rate — 2.32% – Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	1,400,000	33,649
Total Put Options Purchased (Cost $98,573)		63,776

	Shares	Value ($)

Securities Lending Collateral 1.2%
Daily Assets Fund Institutional, 0.10% (h) (i) (Cost $633,968)	633,968	633,968

Cash Equivalents 16.7%
Central Cash Management Fund, 0.06% (h) (Cost $8,976,583)	8,976,583	8,976,583

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $55,027,907)†	101.7	54,485,967
Other Assets and Liabilities, Net	(1.7)	(900,338)
Net Assets	100.0	53,585,629

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	100,000	59,374	78,000
Hellas Telecommunications Finance*	8.082%	7/15/2015	EUR	109,187	32,169	0
					91,543	78,000

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2014.

*** These securities are shown at their current rate as of December 31, 2014.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $55,023,972. At December 31, 2014, net unrealized depreciation for all securities based on tax cost was $538,005. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,252,648 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,790,653.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $609,294, which is 1.1% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government-sponsored enterprises.

(e) At December 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At December 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	5,273	4,121	.01

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor's Depositary Receipt

At December 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/20/2015	20	2,535,938	6,419
United Kingdom Long Gilt Bond	GBP	3/27/2015	3	558,899	12,807
Total unrealized appreciation					19,226

At December 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Australian Bond	AUD	3/16/2015	5	523,088	(7,860)
10 Year U.S. Treasury Note	USD	3/20/2015	3	380,391	(1,015)
Euro-BTP Italian Government Bond	EUR	3/6/2015	10	1,640,828	(11,197)
U.S. Treasury Long Bond	USD	3/20/2015	4	578,250	(14,690)
Total unrealized depreciation					(34,762)

At December 31, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 3.19% – Pay Floating — LIBOR	2/3/2017 2/3/2027	700,000	2	2/1/2017	50,400	(18,547)
Receive Fixed — 3.32% – Pay Floating — LIBOR	2/3/2017 2/3/2027	700,000	3	2/1/2017	50,631	(16,090)
Receive Fixed — 4.22% – Pay Floating — LIBOR	4/22/2016 4/22/2026	1,300,000	1	4/20/2016	46,345	(3,263)
Total Call Options					147,376	(37,900)
Put Options Pay Fixed — 3.19% – Receive Floating — LIBOR	2/3/2017 2/3/2027	700,000	2	2/1/2017	50,400	(44,226)
Pay Fixed — 3.32% – Receive Floating — LIBOR	2/3/2017 2/3/2027	700,000	3	2/1/2017	50,631	(49,572)
Total Put Options					101,031	(93,798)
Total					248,407	(131,698)

(j) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2014 was $116,709.

At December 31, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
3/21/2011 6/20/2016	120,000	2	5.0%	HCA, Inc., 6.375%, 1/15/2015, B	8,007	1,319	6,688
12/20/2011 3/20/2017	60,000	4	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB–	5,034	1,121	3,913
6/20/2013 9/20/2018	40,000	4	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	4,890	2,658	2,232
6/20/2013 9/20/2018	125,000	5	5.0%	HCA, Inc., 8.0%, 10/1/2018, B	16,024	7,431	8,593
6/20/2013 9/20/2018	100,000	6	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB–	4,871	4,418	453
Total unrealized appreciation							21,879

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At December 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/18/2017	3,600,000	Fixed — 1.557%	Floating — LIBOR	4,429	27
12/16/2015 9/16/2020	2,000,000	Floating — LIBOR	Fixed — 2.214%	(1,068)	(3)
6/17/2015 6/18/2025	4,000,000	Fixed — 2.404%	Floating — LIBOR	6,498	6,498
12/16/2015 9/16/2025	3,000,000	Fixed — 2.64%	Floating — LIBOR	(17,763)	(36)
12/16/2015 9/17/2035	200,000	Fixed — 2.938%	Floating — LIBOR	(4,198)	(4)
12/16/2015 9/18/2045	500,000	Floating — LIBOR	Fixed — 2.998%	16,646	9
Total net unrealized appreciation					6,491

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 BNP Paribas

4 Credit Suisse

5 Goldman Sachs & Co.

6 Bank of America

At December 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
CAD	1,265,089	GBP	700,000	1/5/2015	2,186	Societe Generale
USD	10,467	JPY	1,254,600	1/5/2015	7	Societe Generale
EUR	900,000	USD	1,126,957	1/5/2015	37,911	Barclays Bank PLC
EUR	900,000	JPY	133,309,800	1/5/2015	23,910	Barclays Bank PLC
AUD	1,000,000	NZD	1,065,118	1/5/2015	14,446	BNP Paribas
USD	1,401,826	NZD	1,800,000	1/5/2015	2,264	Australia & New Zealand Banking Group Ltd.
MXN	5,700,000	USD	413,336	1/15/2015	27,228	JPMorgan Chase Securities, Inc.
EUR	562,000	USD	698,291	1/20/2015	18,134	Societe Generale
SGD	1,787,000	USD	1,405,653	1/20/2015	57,160	Australia & New Zealand Banking Group Ltd.
CAD	850,000	USD	752,972	1/20/2015	21,630	Societe Generale
CAD	775,040	USD	685,830	1/20/2015	18,984	Australia & New Zealand Banking Group Ltd.
NZD	1,100,000	USD	858,432	2/5/2015	2,902	Australia & New Zealand Banking Group Ltd.
NZD	1,046,000	AUD	1,000,000	2/5/2015	1,028	Australia & New Zealand Banking Group Ltd.
USD	7,204	RUB	481,200	2/17/2015	500	Barclays Bank PLC
Total unrealized appreciation					228,290

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
NZD	1,055,540	AUD	1,000,000	1/5/2015	(6,974)	Morgan Stanley
USD	1,090,551	JPY	130,000,000	1/5/2015	(5,228)	UBS AG
USD	1,096,808	EUR	900,000	1/5/2015	(7,762)	Societe Generale
AUD	1,000,000	NZD	1,045,127	1/5/2015	(1,148)	Australia & New Zealand Banking Group Ltd.
USD	8,138	NZD	10,413	1/5/2015	(16)	Citigroup, Inc.
USD	8,459	CAD	9,800	1/5/2015	(24)	Citigroup, Inc.
NZD	1,800,000	USD	1,381,573	1/5/2015	(22,518)	Australia & New Zealand Banking Group Ltd.
GBP	700,000	CAD	1,255,289	1/5/2015	(10,621)	UBS AG
NZD	1,084,795	AUD	1,000,000	1/5/2015	(29,795)	Australia & New Zealand Banking Group Ltd.
JPY	134,564,400	EUR	900,000	1/5/2015	(34,384)	Barclays Bank PLC
USD	281,282	ZAR	3,200,000	1/15/2015	(5,092)	UBS AG
USD	272,378	ZAR	3,100,000	1/15/2015	(4,819)	Citigroup, Inc.
USD	8,824	ZAR	100,000	1/15/2015	(193)	Commonwealth Bank of Australia
USD	837,432	MXN	11,400,000	1/15/2015	(65,216)	JPMorgan Chase Securities, Inc.
USD	407,709	ZAR	4,650,000	1/15/2015	(6,371)	BNP Paribas
NZD	1,466,000	USD	1,135,451	1/20/2015	(6,530)	Australia & New Zealand Banking Group Ltd.
USD	684,219	CAD	775,040	1/20/2015	(17,372)	Societe Generale
USD	1,365,084	SGD	1,787,000	1/20/2015	(16,590)	BNP Paribas
GBP	700,000	CAD	1,265,620	2/5/2015	(2,190)	Societe Generale
USD	8,619	ZAR	100,000	2/10/2015	(24)	Citigroup, Inc.
RUB	481,200	USD	7,475	2/17/2015	(229)	Barclays Bank PLC
Total unrealized depreciation					(243,096)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
GBP British Pound
HUF Hungarian Forint
JPY Japanese Yen
MXN Mexican Peso
NZD New Zealand Dollar
PEN Peruvian Nuevo Sol
RUB Russian Ruble
SGD Singapore Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written option contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$—	$27,982,668	$0	$27,982,668
Mortgage-Backed Securities Pass-Throughs	—	747,359	—	747,359
Asset-Backed	—	711,421	—	711,421
Commercial Mortgage-Backed Securities	—	680,328	—	680,328
Collateralized Mortgage Obligations	—	1,527,614	—	1,527,614
Government & Agency Obligations	—	6,909,181	—	6,909,181
Loan Participations and Assignments	—	2,091,933	39,922	2,131,855
Municipal Bonds and Notes	—	960,672	—	960,672
Convertible Bond	—	—	207,602	207,602
Preferred Security	—	85,500	—	85,500
Common Stocks (m)	551	—	5,486	6,037
Preferred Stock	—	89,409	—	89,409
Warrants	—	—	8,138	8,138
Exchange-Traded Fund	2,733,687	—	—	2,733,687
Short-Term Investments (m)	9,610,551	—	—	9,610,551
Derivatives (n) Purchased Options	—	93,945	—	93,945
Futures Contracts	19,226	—	—	19,226
Credit Default Swap Contracts	—	21,879	—	21,879
Interest Rate Swap Contracts	—	6,534	—	6,534
Forward Foreign Currency Exchange Contracts	—	228,290	—	228,290
Total	$12,364,015	$42,136,733	$261,148	$54,761,896
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n) Futures Contracts	$(34,762)	$—	$—	$(34,762)
Written Options	—	(131,698)	—	(131,698)
Interest Rate Swap Contracts	—	(43)	—	(43)
Forward Foreign Currency Exchange Contracts	—	(243,096)	—	(243,096)
Total	$(34,762)	$(374,837)	$—	$(409,599)

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include value of options purchased, unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $45,417,356) — including $609,294 of securities loaned	$44,875,416
Investment in Daily Assets Fund Institutional (cost $633,968)*	633,968
Investment in Central Cash Management Fund (cost $8,976,583)	8,976,583
Total investments in securities, at value (cost $55,027,907)	54,485,967
Cash	49,394
Foreign currency, at value (cost $56,183)	54,069
Receivable for investments sold	379,684
Receivable for investments sold — when-issued/delayed delivery securities	729,869
Receivable for Fund shares sold	430
Dividends receivable	139,190
Interest receivable	556,949
Receivable for variation margin on centrally cleared swaps	383
Unrealized appreciation on bilateral swap contracts	21,879
Unrealized appreciation on forward foreign currency exchange contracts	228,290
Upfront payments paid on bilateral swap contracts	16,947
Other assets	1,229
Total assets	$56,664,280
Liabilities
Payable upon return of securities loaned	633,968
Payable for investments purchased	370,263
Payable for investments purchased — when-issued/delayed delivery securities	1,472,607
Payable for Fund shares redeemed	83,785
Payable for variation margin on futures contracts	11,873
Options written, at value (premiums received $248,407)	131,698
Unrealized depreciation on forward foreign currency exchange contracts	243,096
Accrued management fee	5,280
Accrued Trustees' fees	1,070
Other accrued expenses and payables	125,011
Total liabilities	3,078,651
Net assets, at value	$53,585,629
Net Assets Consist of
Undistributed net investment income	2,083,561
Net unrealized appreciation (depreciation) on: Investments	(541,940)
Swap contracts	28,370
Futures	(15,536)
Foreign currency	(18,013)
Written options	116,709
Accumulated net realized gain (loss)	(1,119,380)
Paid-in capital	53,051,858
Net assets, at value	$53,585,629
Class A Net Asset Value, offering and redemption price per share ($53,585,629 ÷ 4,786,192 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.20

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Interest	$2,791,372
Dividends	122,153
Income distributions — Central Cash Management Fund	3,081
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,861
Total income	2,919,467
Expenses: Management fee	321,002
Administration fee	58,363
Services to shareholders	635
Custodian fee	72,334
Professional fees	97,587
Reports to shareholders	24,770
Trustees' fees and expenses	3,957
Pricing fee	46,060
Other	6,008
Total expenses before expense reductions	630,716
Expense reductions	(182,724)
Total expenses after expense reductions	447,992
Net investment income	2,471,475
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Capital gain distributions from exchange-traded fund	75,397
Investments	(115,468)
Swap contracts	(131,202)
Futures	(393,448)
Foreign currency	397,865
(166,856)
Change in net unrealized appreciation (depreciation) on: Investments	(774,558)
Swap contracts	(20,955)
Unfunded loan commitment	125
Futures	(11,419)
Written options	106,002
Foreign currency	(269,330)
(970,135)
Net gain (loss)	(1,136,991)
Net increase (decrease) in net assets resulting from operations	$1,334,484

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$2,471,475	$2,911,005
Net realized gain (loss)	(166,856)	(1,186,626)
Change in net unrealized appreciation (depreciation)	(970,135)	(2,619,441)
Net increase (decrease) in net assets resulting from operations	1,334,484	(895,062)
Distributions to shareholders from: Net investment income: Class A	(2,905,554)	(3,703,120)
Net realized gains: Class A	—	(2,113,421)
Total distributions	(2,905,554)	(5,816,541)
Fund share transactions: Class A Proceeds from shares sold	3,829,411	8,233,284
Reinvestment of distributions	2,905,554	5,816,541
Payments for shares redeemed	(12,535,275)	(19,881,192)
Net increase (decrease) in net assets from Class A share transactions	(5,800,310)	(5,831,367)
Increase (decrease) in net assets	(7,371,380)	(12,542,970)
Net assets at beginning of period	60,957,009	73,499,979
Net assets at end of period (including undistributed net investment income of $2,083,561 and $2,602,311, respectively)	$53,585,629	$60,957,009
Other Information
Class A Shares outstanding at beginning of period	5,284,551	5,832,490
Shares sold	334,959	666,814
Shares issued to shareholders in reinvestment of distributions	258,501	491,677
Shares redeemed	(1,091,819)	(1,706,430)
Net increase (decrease) in Class A shares	(498,359)	(547,939)
Shares outstanding at end of period	4,786,192	5,284,551

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.53	$12.60	$11.90	$11.96	$11.61
Income (loss) from investment operations: Net investment incomea	.49	.49	.57	.63	.66
Net realized and unrealized gain (loss)	(.23)	(.59)	.92	(.01)	.47
Total from investment operations	.26	(.10)	1.49	.62	1.13
Less distributions from: Net investment income	(.59)	(.62)	(.76)	(.68)	(.78)
Net realized gains	—	(.35)	(.03)	—	—
Total distributions	(.59)	(.97)	(.79)	(.68)	(.78)
Net asset value, end of period	$11.20	$11.53	$12.60	$11.90	$11.96
Total Return (%)b	2.23	(1.04)	13.08	5.31	10.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	61	73	69	76
Ratio of expenses before expense reductions (%)	1.08	1.02	.99	.99	.95
Ratio of expenses after expense reductions (%)	.77	.74	.77	.79	.86
Ratio of net investment income (%)	4.23	4.16	4.72	5.38	5.62
Portfolio turnover rate (%)	185	183	164	144	167
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Unconstrained Income VIP (formerly DWS Unconstrained Income VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (formerly DWS Variable Series II) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2014, the Fund had net tax basis capital loss carryforwards of approximately $1,129,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($829,000) and long-term losses ($300,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$2,057,423
Capital loss carryforwards	$(1,129,000)
Unrealized appreciation (depreciation) on investments	$(538,005)

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$2,905,554	$5,146,797
Distributions from long-term capital gains	$—	$669,744

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $5,000,000 to $13,300,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $445,000 to $610,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the year ended December 31, 2014, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

A summary of the open purchased option contracts as of December 31, 2014 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in written option contracts had a total value generally indicative of a range from approximately $132,000 to $238,000, and purchased option contracts had a total value generally indicative of a range from approximately $94,000 to $276,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2014, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $357,000 to $12,897,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,123,000 to $12,234,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2014, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2014, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,281,000 to $22,228,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $2,864,000 to $20,021,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately to $9,640,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$93,945	$—	$6,534	$19,226	$119,705
Credit Contracts (b)	—	—	21,879	—	21,879
Foreign Exchange Contracts (c)	—	228,290	—	—	228,290
	$93,945	$228,290	$28,413	$19,226	$369,874
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Investments in securities, at value (includes purchased options) and unrealized appreciation on bilateral swap contracts, respectively
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(131,698)	$—	$(43)	$(34,762)	$(166,503)
Foreign Exchange Contracts (c)	—	(243,096)	—	—	(243,096)
	$(131,698)	$(243,096)	$(43)	$(34,762)	$(409,599)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Options written, at value
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(165,659)	$(393,448)	$(559,107)
Credit Contracts (a)	—	34,457	—	34,457
Foreign Exchange Contracts (b)	435,858	—	—	435,858
	$435,858	$(131,202)	$(393,448)	$(88,792)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(181,752)	$106,002	$—	$2,987	$(11,419)	$(84,182)
Credit Contracts (a)	—	—	—	(23,942)	—	(23,942)
Foreign Exchange Contracts (b)	—	—	(256,909)	—	—	(256,909)
	$(181,752)	$106,002	$(256,909)	$(20,955)	$(11,419)	$(365,033)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$82,338	$(59,991)	$—	$22,347
Bank of America	453	—	—	453
Barclays Bank PLC	62,321	(34,613)	—	27,708
BNP Paribas	57,926	(57,926)	—	—
Credit Suisse	6,145	—	—	6,145
Goldman Sachs & Co.	8,593	—	—	8,593
JPMorgan Chase Securities, Inc.	76,420	(76,420)	—	—
Nomura International PLC	7,961	(3,263)	—	4,698
Societe Generale	41,957	(27,324)	—	14,633
	$344,114	$(259,537)	$—	$84,577
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$59,991	$(59,991)	$—	$—
Barclays Bank PLC	34,613	(34,613)	—	—
BNP Paribas	88,623	(57,926)	—	30,697
Citigroup, Inc.	4,883	—	—	4,883
Commonwealth Bank of Australia	193	—	—	193
JPMorgan Chase Securities, Inc.	127,989	(76,420)	—	51,569
Morgan Stanley	6,974	—	—	6,974
Nomura International PLC	3,263	(3,263)	—	—
Societe Generale	27,324	(27,324)	—	—
UBS AG	20,941	—	—	20,941
	$374,794	$(259,537)	$—	$115,257

C. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $91,436,325 and $104,026,011, respectively. Purchases and sales of U.S. Treasury obligations aggregated $6,062,706 and $8,021,578, respectively.

For the year ended December 31, 2014, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	4,100,000	$248,407
Outstanding, end of period	4,100,000	$248,407

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

Accordingly, for the year ended December 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund's average daily net assets.

For the period from January 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.76%.

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.70%.

For the year ended December 31, 2014, fees waived and/or expenses reimbursed amounted to $182,724.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $58,363, of which $4,622 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amounts charged to the Fund by DSC aggregated $151, of which $25 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $15,660, of which $7,359 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $251.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Fund

At December 31, 2014, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 65% and 32%.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Unconstrained Income VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Unconstrained Income VIP (formerly DWS Unconstrained Income VIP) (the "Fund") (one of the series constituting Deutsche Variable Series II (formerly DWS Variable Series II)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Unconstrained Income VIP at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2015

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014
Actual Fund Return	Class A
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$974.80
Expenses Paid per $1,000*	$3.83
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,021.32
Expenses Paid per $1,000*	$3.92

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Unconstrained Income VIP	.77%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Unconstrained Income VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitation agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DeAWM Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 621-1148

VS2UI-2 (R-025836-4 2/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE VARIABLE SERIES II
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$628,116	$0	$68,848	$0
2013	$628,116	$0	$68,848	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$274,022	$7,992,076
2013	$0	$379,516	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.  All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$68,848	$8,266,098	$265,425	$8,600,371
2013	$68,848	$379,516	$715,427	$1,163,791

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2013 and 2014 financial statements, the Fund entered into an engagement letter with EY.  The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable Series II

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 20, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 20, 2015